AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 18, 2008
REGISTRATION NOS. 333-124214
811-21757

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
----------------------

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

POST-EFFECTIVE AMENDMENT NO. 11
AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
1940 [X]

POST-EFFECTIVE
AMENDMENT NO. 8
----------------------

AMERICAN INDEPENDENCE FUNDS TRUST
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
335 MADISON AVENUE, MEZZANINE
NEW YORK, NY 10017
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
REGISTRANT'S TELEPHONE NUMBER, INCLUDING
AREA CODE: (866)266-8787

ERIC RUBIN
AMERICAN INDEPENDENCE FINANCIAL SERVICES
PRESIDENT
335 MADISON AVENUE, MEZZANINE
NEW YORK, NY 10017

COPIES TO:
JONATHAN RAND
DECHERT LLP
30 ROCKEFELLER PLAZA
NEW YORK, NY 10112

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

[   ] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)

[X] ON APRIL 18, 2008 PURSUANT TO PARAGRAPH (b)(1)

[   ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1)

[   ] ON (DATE) PURSUANT TO PARAGRAPH (A)(1)

[   ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2)

[   ] ON (DATE) PURSUANT TO PARAGRAPH (a)(2) OF RULE 485

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

[ ]	THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

·	Class A Shares
Class C Shares

The American Independence Funds		Prospectus

Ultra Short Bond Fund
U.S. Inflation-Indexed Fund
International Bond Fund
Global Inflation-Indexed Hedged Fund

NOT FDIC Insured. May lose value. No bank guarantee.

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

American Independence Financial Services LLC is a limited liability company.

The Notice of Privacy Policy and Practices of the Funds is included with this Prospectus, but is not considered to be a part of the Prospectus.

Inside This Prospectus

Descriptions of each fund's goal, strategy, and main risks, along with information on costs, and the individuals who manage the funds.

About the Funds	American Independence Funds
	Ultra Short Bond Fund	1
	U.S. Inflation-Indexed Fund	5
	International Bond Fund	9
	Global Inflation-Indexed Hedged Fund	13
	Principal Investment Risks	17
	The Investment Adviser	19

How to Invest	A Choice of Share Classes	23
	How To Buy Fund Shares	29
	How To Sell and Exchange Fund Shares	31
	Shareholder Services and Policies	33
	Information, instructions, and policies to know
	about your fund account and transactions	35
	Distributions and Taxes	39
	Financial Highlights	41
	Notice of Privacy Policy	46

TICKER SYMBOL |	CLASS A – FNSTX
CLASS C – FUSTX
CUSIP NUMBER |	CLASS A – 30242R717
CLASS C – 026762583

AMERICAN INDEPENDENCE FUNDS

 Ultra Short Bond Fund

The Fund’s goal is to provide investors with as high a level of total return as may be consistent with the preservation of capital and to maintain liquidity by investing primarily in high quality short-term debt securities.

MAIN STRATEGIES

The Fund’s investment philosophy emphasizes a fundamental approach to managing fixed income assets with a goal of delivering consistent investment returns. The strategies employ a top-down, macroeconomic approach to determine the Fund’s positioning on the yield curve, duration, maturity, and sector allocation. The Fund then initiates a process of security analysis based on several factors including, but not limited to, economic trends, inflation, and fiscal policy. This strategy seeks to outperform the Merrill Lynch 3-6 Month Treasury Index before deducting for Fund expenses. (The Merrill Lynch 3-6 Month Treasury Index is one of four sub-indices of the 0-1 year U.S. Treasury Bond Index, which is a capitalization-weighted basket of all outstanding U.S. Treasury Notes and Bonds having less than one year remaining term to maturity and a minimum amount outstanding of $1 billion. The index is not available for investment and, unlike the Fund, does not incur expenses.)

Main types of securities the Fund may hold

>   Asset-Backed Securities

>   Bank Obligations

>   Corporate Debt Instruments

>   Derivative Instruments

>   Money Market Instruments

>   Mortgage-Backed Securities

>   Repurchase and Reverse Repurchase Agreements

>   U.S. Government and Agency Securities

Major policies/limits

>   Although the value of the Fund’s shares will fluctuate, under normal market conditions, the Fund’s adviser will seek to manage the magnitude of fluctuation by maintaining the Fund's U.S. dollar-weighted average duration to be 1 year or less. As of March 31, 2008 the average weighted duration of the Merrill Lynch 3-6 Month Treasury Index was 91.5 days. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

>   Under normal circumstances, at least 80% of the Fund's net assets (including borrowings for investment purposes) must be invested in U.S. dollar-denominated debt securities having an effective maturity of less than 24 months.

>   The Fund will invest in derivatives for hedging and non-hedging purposes, such as to manage the effective duration of the Fund or as a substitute for direct investment.

>   For temporary defensive purposes, up to 100% of the Fund's total assets may be invested in U.S. government securities, cash or cash equivalent securities. These defensive strategies may prevent the Fund from achieving its investment objective.

>   The Fund is "diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). Under normal circumstances, the Fund will invest more than 25% of its total assets in the Banking and Finance industry. For purposes of this limitation, the Banking and Finance industry is deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset- and mortgage-backed securities.

Ultra Short Bond Fund | 1

>    The Fund will invest in bonds that are rated, at the time of purchase, with a minimum quality rating of(1):

		S&P	Moody’s
S&P:	Moody's:	(Short-Term):	(Short-Term):	Fitch:
BBB-	Baa3	A-2	P-2	BBB-

The Fund will seek to maintain an average Fund quality rating of AA- (Aa3).

(1)

To remain in line with the benchmark index, the Fund deems a security to be investment grade so long as one rating agency so rates it. When rating agencies differ (“split ratings’), the minimum acceptable rating from the agency with the lower rating is set forth above.

RISK FACTORS

The value of the Fund’s investments, and the value of your investments in the Fund will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. See Pages 17 and 18 for a more detailed explanation.

This principal risk factors of the Fund are:

Banking industry risk
Concentration risk
Credit risk
Derivatives risk
Duration risk
Interest rate risk
Liquidity risk
Prepayment risk

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the FFTW U.S. Short-Term Portfolio (the predecessor fund) on April 18, 2008. In the reorganization, the predecessor fund exchanged all of its assets for the shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Class A shares known as Investor Class shares. As a result of the reorganization, the Fund will carry forward the performance of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A shares of the Fund includes the performance of the predecessor fund’s Advisor Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses. The performance of the Class C shares after the reorganization includes the performance of the Fund’s Institutional Class shares, which has been restated to reflect the difference in any applicable sales charges and expenses.

FUND PERFORMANCE

The bar chart listed below shows how the Ultra Short Bond Fund and its predecessor have performed from year to year. The table below it compares the Fund's performance over time to that of the Merrill Lynch 3-6 month Index, a widely recognized, unmanaged index generally representative of short-term securities. This table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. The Fund has been in existence since December 6, 1989, but until April 18, 2008, the Fund was organized as the U.S. Short-Term Portfolio of the former FFTW Funds, Inc.

The returns for Institutional Class, Class A and Class C shares will differ because of differences in expenses of each class. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future. Class A shares were previously called Investor Class Shares.

PERFORMANCE BAR CHART AND TABLE YEAR-BY-YEAR TOTAL RETURNS – CLASS A SHARES(1)

Both the bar chart and the table assume reinvestment of dividends and distributions and reflect contractual and voluntary fee reductions. Without such fee reduction, the Fund's performance would have been lower.

During the ten-year period shown in the Ultra Short Bond Fund's bar chart, the highest quarterly return was 2.02% (quarter ending 12/31/00) and the lowest quarterly return was -1.43% (quarter ending 09/30/07).

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if sales charges were included.

2 | Ultra Short Bond Fund

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 2007) *

	One Year	Five Years	Ten Years
	Ended	Ended	Ended
	December 31,	December 31,	December 31,
Ultra Short Bond Fund(1)	2007	2007	2007
Class A(2)
Return Before Taxes	-2.24%	1.65%	2.66%
Return After Taxes on Distributions	-4.10%	0.28%	0.99%
Return After Taxes on Distributions and Sale of Fund Shares	-2.20%	0.77%	1.31%
Merrill Lynch 3-6 Month Treasury Index**	7.32%	3.12%	4.75%

(1)  For current information, including the Fund’s 30 day yield, call 1-888-266-8787.
(2)  These figures reflect deduction of sales charges.
(3)  Class C Shares are not yet operational.
*    After tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.
**  The indices listed in the chart above do not reflect deductions for fees, expenses or taxes.

Ultra Short Bond Fund | 3

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(Fees paid directly from your account)	Class A Shares		Class C Shares
Maximum sales charge (load) imposed on
Purchases (as a percentage of offering price)	2.25%		None
Maximum deferred sales charge (as a percentage
of the Net Asset Value at purchase)	None	(1)	1.00%	(2)
Redemption Fee	None		None
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.30%		0.30%
Distribution (12b-1) and Service Fees(5)	0.25%		1.00%
Other Expenses(3)	0.77%		0.77%
Interest Expense	0.02%		0.02%
Total Annual Fund operating Expenses Before Reductions	1.34%		2.09%
Expense Reductions(4)	-0.70%		-0.70%
Total Annual Fund Operating Expenses After Reductions	0.64%		1.39%

(1)	Class A shares that are purchased in amounts of $1,000,000 or more will be assessed a 0.50% Contingent Deferred Sales Charge (“CDSC”) if they are redeemed within one year of the date of purchase.
(2)	Class C shares will be assessed a 1% CDSC if redeemed within one year of date of purchase.
(3)	Other Expenses are based on estimated amounts for the current fiscal year restated.
(4)

American Independence Financial Services, LLC (“AIFS”) has contractually agreed to reduce the management fee and reimburse expenses until March 31, 2009 in order to keep the Total Annual Fund Operating Expenses (excluding interest expense) at 0.64% and 1.39% for the Class A Shares and for the Class C Shares respectively. This reduction lowers the expense ratio and increases overall returns to investors.

(5)	The Board approved a Rule 12-b1 plan with a 0.25% distribution fee for Class A. In addition, the Board approved a Shareholder Services Plan for both share classes which would provide for a fee paid monthly at an annual rate of up to 0.25%. At the present time, the Fund is not assessing a shareholder services fee. Should the Fund wish to impose this fee, the implementation must be approved by the Board and shareholders must be provided with 60 days’ prior notice.
EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same.

It also assumes that you invested $10,000, earned 5% annual returns and reinvest all dividends and distributions. This is only an example; actual expenses may be different.

Performance shown reflect contractual fees and expense reductions as outlined in footnote (4) above.

		1 Year	3 Years	5 Years	10 Years
	Class A Shares Class C Shares	$289	$572	$877	$1,742
	- No Redemption	$142	$587	$1,059	$2,305
	- With Redemption	$245	$587	$1,059	$2,305

4 | Ultra Short Bond Fund

TICKER SYMBOL |	CLASS A – FNIHX
CLASS C – FCIHX
CUSIP NUMBER |	CLASS A – 30242R642
CLASS C – 026762575

AMERICAN INDEPENDENCE FUNDS

U.S. Inflation-Indexed Fund

The Fund’s goal is to provide investors with a high level of total return in excess of inflation as may be consistent with the preservation of capital by investing primarily in bonds that are denominated in U.S. dollars and that have a coupon rate and/or principal amount linked to the inflation rate, and derivative instruments denominated in U.S. dollars whose returns are linked to the inflation rate.

MAIN STRATEGIES

The Fund’s investment philosophy emphasizes a fundamental approach to managing fixed income assets with a goal of delivering consistent investment returns. The strategies employ a top-down, macroeconomic approach to determine the Fund’s positioning on the yield curve, duration, maturity, and sector allocation. The Fund then initiates a process of security analysis based on several factors including, but not limited to, economic trends, inflation, and fiscal policy. This strategy seeks to outperform the Lehman Brothers U.S. Treasury Inflation Note Index before deducting for Fund expenses. (The Lehman Brothers U.S. Treasury Inflation Note Index is comprised of bonds that have cash flows linked to an inflation index. These securities protect against adverse inflation and provide a minimum level of real return. Each bond in the Index will be adjusted monthly for changes in the Consumer Price Index ("CPI") (non-seasonally adjusted). All bonds included in the Index are issued by the U.S. Treasury. In addition, the bonds must have more than one year to maturity. The index is not available for investment and, unlike the Fund, does not incur expenses.)

Main types of securities the Fund may hold

>    Derivative Instruments

>    Inflation-Indexed Securities

Major policies/limits

>    Although the value of the Fund’s shares will fluctuate, under normal market conditions, the Fund’s adviser will seek to manage the magnitude of fluctuation by limiting the Fund’s duration. The Fund’s U.S. dollar-weighted average real duration generally will not differ from the weighted average duration of the Lehman Brothers U.S. Treasury Inflation Note Index by more than 2 years. As of March 31, 2008 the average weighted duration of the Lehman Brothers U.S. Treasury Inflation Notes Index was 8.33 years. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

>    Under normal circumstances, at least 80% of the Fund's net assets (including borrowings for investment purposes) must be invested in inflation-indexed securities that are denominated in U.S. dollars and derivative instruments denominated in U.S. dollars whose returns are linked to the inflation rate.

>    The Fund will invest in derivatives as a substitute for direct investment in inflation-indexed securities. In addition, up to 20% of the Fund’s net assets (including borrowings for investment purposes) may be invested in foreign inflation-indexed securities (sovereign issues only) whose returns may be hedged into U.S. dollars, U.S. government and agency securities that are not indexed to inflation, and corporate bonds denominated in U.S. dollars or foreign currencies.

>    For temporary defensive purposes, up to 100% of the Fund's total assets may be invested in U.S. government securities (including those not indexed for inflation), cash or cash equivalent securities. These defensive strategies may prevent the Fund from achieving its investment objective.

>    The Fund is "non- diversified" under the 1940 Act, meaning that it may invest in securities of a limited number of issuers.

U.S. Inflation-Indexed Fund | 5

>    The Fund will invest in bonds that are rated, at the time of purchase, with a minimum quality rating of(1):

		S&P	Moody’s
S&P:	Moody's:	(Short-Term):	(Short-Term):	Fitch:
BBB-	Baa3	A-2	P-2	BBB-

The Fund will seek to maintain an average Fund Quality rating of AA- (Aa3).

(1)

To remain in line with the benchmark index, the Fund deems a security to be investment grade so long as one rating agency so rates it. When rating agencies differ (“split ratings’), the minimum acceptable rating from the agency with the lower rating is set forth above.

RISK FACTORS

The value of the Fund’s investments, and the value of your investments in the Fund will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. See Pages 17 and 18 for a more detailed explanation.

This principal risk factors of the Fund are:

Credit risk
Currency risk
Derivatives risk
Duration risk
Interest rate risk
Liquidity risk
Non-diversification risk
Prepayment risk

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the FFTW U.S. Inflation-Indexed Portfolio (the predecessor fund) on April 18, 2008. In the reorganization, the predecessor fund exchanged all of its assets for the shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Class A shares known as Investor Class shares. As a result of the reorganization, the Fund will carry forward the performance of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A shares of the Fund includes the performance of the predecessor fund’s Advisor Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charge and expenses.

FUND PERFORMANCE

The bar chart listed below shows how the U.S. Inflation-Indexed Fund and its predecessor have performed from year to year. The table below it compares the Fund's performance over time to those of the Lehman Brothers U.S. Treasury Inflation Note Index. This table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. The Fund has been in existence since January 2, 2001, but until April 18, 2008, the Fund was organized as the U.S. Inflation-Indexed Portfolio of the former FFTW Funds, Inc.

The returns for Institutional Class, Class A and Class C shares will differ because of differences in expenses of each class. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future. Class A shares were previously called Investor Class Shares.

PERFORMANCE BAR CHART AND TABLE YEAR-BY-YEAR TOTAL RETURNS – CLASS A SHARES(1)

Both the bar chart and the table assume reinvestment of dividends and distributions and reflect contractual and voluntary fee reductions. Without such fee reduction, the Fund's performance would have been lower.

During the six-year period shown in the U.S. Inflation-Indexed Fund's bar chart, the highest quarterly return was 7.88% (quarter ending 9/30/02) and the lowest quarterly return was -2.87% (quarter ending 6/30/04).

(1)These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

6 | U.S. Inflation-Indexed Fund

AVERAGE ANNUAL TOTAL RETURNS

	Past	Past	Since
U.S. Inflation-Indexed Fund(1)*	1 Year	5 Years	Inception**
Class A(2)
Return Before Taxes	6.94%	5.51%	7.06%
Return After Taxes on Distributions	6.42%	3.53%	4.87%
Return After Taxes on Distributions and Sale of Fund Shares	4.04%	3.32%	4.60%
Lehman Brothers U.S. Treasury Inflation Note Index***	11.63%	6.27%	7.79%

(1)  For current information, including the Fund’s 30 day yield, call 1-888-266-8787.
(2)  These figures reflect deduction of sales charge.
(3)  Class C Shares are not yet operational.
*    After tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.
**  The inception date for the U.S. Inflation-Indexed Fund was January 2, 2001.
*** The indices listed in the chart above do not reflect deductions for fees, expenses or taxes.

 U.S. Inflation-Indexed Fund | 7

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your account)	Class A Shares		Class C Shares
Maximum sales charge (load) imposed on
Purchases (as a percentage of offering price)	4.25%		None
Maximum deferred sales charge (as a percentage
of the Net Asset Value at purchase)	None	(1)	1.00%	(2)
Redemption Fee	None		None
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.40%		0.40%
Distribution (12b-1) and Service Fees (5)	0.25%		1.00%
Other Expenses (3)	0.32%		0.32%
Total Annual Fund operating Expenses Before Reductions	0.97%		1.72%
Expense Reductions (4)	(0.40%	)	(0.40%	)
Total Annual Fund Operating Expenses After Reductions	0.57%		1.32%

(1)

Class A shares that are purchased in amounts of $1,000,000 or more will be assessed a 1.00% CDSC if they are redeemed within one year of the date of purchase and a 0.50% CDSC if redeemed after the first year and within the second year.

(2)	Class C shares will be assessed a 1% CDSC if redeemed within one year of date of purchase.
(3)	Other Expenses are based on estimated amounts for the current fiscal year restated.
(4)

AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 31, 2009 in order to keep the Total Annual Fund Operating Expenses (excluding interest expense) at 0.57% and 1.32% for the Class A Shares and Class C Shares respectively. This reduction lowers the expense ratio and increases overall returns to investors.

(5)

The Board approved a Rule 12-b1 plan with a 0.25% distribution fee for Class A. In addition, the Board approved a Shareholder Services Plan for both share classes which would provide for a fee paid monthly at an annual rate of up to 0.25%. At the present time, the Fund is not assessing a shareholder services fee. Should the Fund wish to impose this fee, the implementation must be approved by the Board and shareholders must be provided with 60 days’ prior notice.

EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same.

It also assumes that you invested $10,000, earned 5% annual returns and reinvest all dividends and distributions. This is only an example; actual expenses may be different.

Performance shown reflect contractual fees and expense reductions as outlined in footnote (4) above.

		1 Year	3 Years	5 Years	10 Years
	Class A Shares Class C Shares	$481	$683	$901	$1,529
	- No Redemption	$134	$502	$896	$1,997
	- With Redemption	$238	$502	$896	$1,997

8 | U.S. Inflation-Indexed Fund

TICKER SYMBOL |	CLASS A – FNIFX
CLASS C – FIBFX
CUSIP NUMBER |	CLASS A – 30242R659
CLASS C –

AMERICAN INDEPENDENCE FUNDS

International Bond Fund

The Fund’s goal is to provide investors with as high a level of total return as may be consistent with the preservation of capital by principally investing directly or indirectly in fixed income securities and other financial instruments to gain exposure to issuers located outside the United States.

MAIN STRATEGIES

The Fund’s investment philosophy emphasizes a fundamental approach to managing fixed income assets with a goal of delivering consistent investment returns. The strategies employ a top-down, macroeconomic approach to determine the Fund’s positioning on the yield curve, duration, maturity, and sector allocation. The Fund then initiates a process of security analysis based on several factors including, but not limited to, economic trends, inflation, and fiscal policy. This strategy seeks to outperform the Lehman Brothers Global Aggregate Index (ex-USD) before deducting Fund expenses. (The Lehman Brothers Global Aggregate Index (ex-USD) provides a broad-based measure of the international investment grade bond market. The Lehman Brothers Global Aggregate Index (ex-USD) combines non-U.S. dollar-denominated versions of the Pan-European Index and the Japanese, Canadian, Australian and New Zealand components of the Global Treasury Index. The index is not available for investment and, unlike the Fund, does not incur expenses).

Main types of securities the Fund may hold

>    Asset-Backed Securities

>    Bank Obligations

>    Corporate Debt Instruments

>    Derivative Instruments

>    Government Debt Instruments

>    Interest Rate Futures

>    Mortgage-Backed Securities

Major policies/limits

>    Although the value of the Fund’s shares will fluctuate, under normal market conditions, the Fund’s adviser will seek to manage the magnitude of fluctuation by limiting the Fund’s duration. As of March 31, 2008 the average weighted duration of the Lehman Brothers Global Aggregate Index (ex-USD) was 5.68 years. The Fund’s weighted average duration generally will not differ from the weighted average duration of the Lehman Brothers Global Aggregate Index (ex-USD) by more than 2 years. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Under normal market conditions, the Fund invests primarily in the fixed income securities of companies located outside the U.S., including emerging markets.  The Fund will invest, under normal circumstances, at least 80% of its net assets in “foreign issues” as defined below.  Under normal circumstances, the Fund will not exceed 20% of net assets in developing countries or emerging market securities.

For the purpose of the Fund’s investments, “foreign issues” means those securities issued by companies:

>    whose principal securities trading markets are outside the U.S.; or

>    that are linked to non-U.S. dollar currencies; or

>    that are organized under the laws of, or with the principal office in, a country other than the U.S.

>    The Fund will maintain investments in debt securities and their related instruments of issuers from at least three different countries other than the United States. At least 65% of the Fund's total assets will be invested in debt securities and their related instruments from jurisdictions outside the U.S.

>    The Fund will invest in derivatives, such as options, futures, forward contracts and swap agreements, for hedging and non-hedging purposes, such as to manage the effective duration of the Fund or as a substitute for direct investment, including to increase exposure to the global markets.

>    For temporary defensive purposes, up to 100% of the Fund's total assets may be invested in U.S. government securities, cash or cash equivalent securities. These defensive strategies may prevent the Fund from achieving its investment objective.

>    The Fund is "non-diversified" under the 1940 Act, meaning that it may invest in a limited number of issuers. Under normal circumstances, the Fund will invest more than 25% of its total assets in the Banking and Finance industry. For purposes of this limitation, the Banking and Finance industry is deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset- and mortgage-backed securities.

International Bond Fund | 9

> The Fund will invest in bonds that are rated, at the time of purchase, with a minimum quality rating of (1):

		S&P	Moody’s
S&P:	Moody's:	(Short-Term):	(Short-Term):	Fitch:
BB+	Ba1	A-2	P-2	BB+

The Fund will seek to maintain an average Fund Quality rating of A- (A3).

(1)	To remain in line with the benchmark index, the Fund deems a security to be investment grade so long as one rating agency so rates it. When rating agencies differ (“split ratings’), the minimum acceptable rating from the agency with the lower rating is set forth above.

RISK FACTORS

The value of the Fund’s investments, and the value of your investments in the Fund will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. See Pages 17 and 18 for a more detailed explanation.

This principal risk factors of the Fund are:

Banking industry risk
Concentration risk
Credit risk
Currency risk
Derivatives risk
Duration risk
Foreign risk
Interest rate risk
Liquidity risk
Non-diversification risk
Prepayment risk

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the FFTW International Portfolio (the predecessor fund) on April 18, 2008. In the reorganization, the predecessor fund exchanged all of its assets for the shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Class A shares known as Investor Class shares. As a result of the reorganization, the Fund will carry forward the performance of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A shares of the Fund includes the performance of the predecessor fund’s Advisor Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses

FUND PERFORMANCE

The bar chart listed below shows how the International Bond Fund and its predecessor have performed from year to year. The table below it compares the Fund's performance over time to those of the Lehman Brothers Global Aggregate Index (ex-USD). This table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. The Fund has been in existence since May 9, 1996, but until April 18, 2008, the Fund was organized as the International Portfolio of the former FFTW Funds, Inc.

The returns for Institutional Class, Class A and Class C shares will differ because of differences in expenses of each class. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future. Class A shares were previously called Investor Shares.

PERFORMANCE BAR CHART AND TABLE YEAR-BY-YEAR TOTAL RETURNS – CLASS A SHARES (1)

Both the bar chart and the table assume reinvestment of dividends and distributions and reflect contractual and voluntary fee reductions. Without such fee reduction, the Fund's performance would have been lower.

During the ten-year period shown in the International Bond Fund’s bar chart, the highest quarterly return was 13.95% (quarter ending 6/30/02) and the lowest quarterly return was -5.28% (quarter ending 3/31/99).

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

10 | International Bond Fund

International Bond Fund(1) *	1 Year	5 Years	10 Years
Class A(2)
Return Before Taxes	5.16%	6.15%	5.32%
Return After Taxes on Distributions	4.21%	3.22%	2.51%
Return After Taxes on Distributions and Sale of Fund Shares	1.91%	3.22%	2.64%
Lehman Brothers Global Aggregate Index (ex-USD)**	11.03%	8.07%	6.06%

(1)  For current information, including the Fund’s 30 day yield, call 1-888-266-8787.
(2)  These figures reflect deduction of sales charge.
(3)  Class C Shares are not yet operational.
*    After tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.
**  The indices listed in the chart above do not reflect deductions for fees, expenses or taxes.

International Bond Fund | 11

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your account)	Class A Shares		Class C Shares
Maximum sales charge (load) imposed on
Purchases (as a percentage of offering price)	4.25%		None
Maximum deferred sales charge (as a percentage
of the Net Asset Value at purchase)	None	(1)	1.00%	(2)
Redemption Fee	None		None
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.40%		0.40%
Distribution (12b-1) and Service Fees(5)	0.25%		1.00%
Other Expenses(3)	0.52%		0.52%
Total Annual Fund operating Expenses Before Reductions	1.17%		1.92%
Expense Reductions(4)	(0.03%	)	(0.03%	)
Total Annual Fund Operating Expenses After Reductions	1.14%		1.89%

(1) Class A shares that are purchased in amounts of $1,000,000 or more will be assessed a 1.00% CDSC if they are redeemed within one year of the date of purchase and a 0.50% CDSC if redeemed after the first year and within the second year.
(2) Class C shares will be assessed a 1% CDSC if redeemed within one year of date of purchase.
(3) Other Expenses are based on estimated amounts for the current fiscal year restated.
(4) AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 31, 2009 in order to keep the Total Annual Fund Operating Expenses (excluding interest expense) at 1.14% and 1.89% for the Class A Shares and Class C Shares respectively. This reduction lowers the expense ratio and increases overall returns to investors.
(5) The Board approved a Rule 12-b1 plan with a 0.25% distribution fee for Class A. In addition, the Board approved a Shareholder Services Plan for both share classes which would provide for a fee paid monthly at an annual rate of up to 0.25%. At the present time, the Fund is not assessing a shareholder services fee. Should the Fund wish to impose this fee, the implementation must be approved by the Board and shareholders must be provided with 60 days’ prior notice.

EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same.

It also assumes that you invested $10,000, earned 5% annual returns and reinvest all dividends and distributions. This is only an example; actual expenses may be different.

Performance shown reflect contractual fees and expense reductions as outlined in footnote (4) above.

		1 Year	3 Years	5 Years	10 Years
	Class A Shares Class C Shares	$536	$778	$1,039	$1,782
	- No Redemption	$192	$600	$1,034	$2,241
	- With Redemption	$295	$600	$1,034	$2,241

12 | International Bond Fund

TICKER SYMBOL |	CLASS A – FNGPX
CLASS C – FCGPX
CUSIP NUMBER |	CLASS A – 30242R634
CLASS C –

AMERICAN INDEPENDENCE FUNDS

Global Inflation-Indexed Hedged Fund

The Fund’s goal is to provide investors with as high a level of return in excess of inflation as may be consistent with the preservation of capital by investing primarily in securities from worldwide bond markets that are denominated in both U.S. dollars and foreign currencies and have a coupon rate and/or principal amount linked to the local or regional inflation rate.

MAIN STRATEGIES

The Fund’s investment philosophy emphasizes a fundamental approach to managing fixed income assets with a goal of delivering consistent investment returns. The strategies employ a top-down, macroeconomic approach to determine the Fund’s positioning on the yield curve, duration, maturity, and sector allocation. The Fund then initiates a process of security analysis based on several factors including, but not limited to, economic trends, inflation, and fiscal policy. This strategy seeks to outperform the Barclays Global Inflation-Linked Bond Index Hedged before deducting for Fund expenses. (The Barclays Global Inflation-Linked Bond Index Hedged is comprised of sovereign inflation-linked debt currently issued in Australia, Canada, France, Germany, Italy, Japan, Sweden, the United States and the United Kingdom, with returns expressed in U.S. dollar hedged terms. Other countries may be added to the Index from time to time. The index is not available for investment and, unlike the Portfolio, does not incur expenses

Main types of securities the Fund may hold

>    Derivative Instruments

>    Inflation-Indexed Securities

Major policies/limits

>    Although the value of the Fund’s shares will fluctuate, under normal market conditions, the Fund’s adviser will seek to manage the magnitude of fluctuation by limiting the Fund’s duration. The Fund’s U.S. dollar-weighted average real duration generally will not differ from the weighted average duration of the Barclays Global Inflation-Linked Bond Index Hedged by more than 2 years. As of March 31, 2008 the average weighted duration of the Barclay's Global Inflation-Linked Bond Index Hedged was 9.58 years. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

>    Under normal circumstances, at least 80% of the Fund's net assets (including borrowings for investment purposes) must be invested in inflation-indexed securities. The Fund will attempt to actively utilize currency hedging techniques. The Fund is not required to invest any minimum percentage of its assets in debt securities of issuers located outside the U.S. nor in any minimum number of countries or currencies.

Under normal circumstances, the Fund will hold 40% in foreign securities of issuers located outside the U.S..

For the purpose of the Fund’s investments, “foreign issues” means those securities issued by companies:

>    whose principal securities trading markets are outside the U.S.; or

>    that are linked to non-U.S. dollar currencies; or

>    that are organized under the laws of, or with the principal office in, a country other than the U.S.

>   The Fund will invest in derivatives for hedging and non-hedging purposes, such as to manage the effective duration of the Fund or as a substitute for direct investment.

>   For temporary defensive purposes, up to 100% of the Fund's total assets may be invested in U.S. government securities (including those not indexed for inflation), cash or cash equivalent securities. These defensive strategies may prevent the Fund from achieving its investment objective.

>    The Fund is "non-diversified" under the 1940 Act, meaning that it may invest in securities of a limited number of issuers. Under normal circumstances, the Fund will invest more than 25% of its total assets in securities issued by the foreign governments included in the Index (the “Government Group”). Except for securities issued by the Government Group, the Fund will not invest more than 25% of its total assets in any industry or foreign government. If the Fund invests more than 25% of its total assets in securities of a single issuer in the Government Group, the percentage of that issuer’s securities in the Fund will not be more than 15 percentage points higher than that issuer’s weighting in the Barclays Global Inflation-Linked Bond Index Hedged, the Fund’s benchmark index, or any replacement benchmark index that is selected and approved by the Board of Trustees of the American Independence Funds Trust (the “Trust”). In the event that the Trust’s Board of Trustees seeks to replace the Fund’s benchmark index, the Fund’s shareholders will be given sixty (60) days’ prior notice of the change.

Global Inflation-Indexed Hedged Fund | 13

> The Fund will invest in bonds that are rated, at the time of purchase, with a minimum quality rating of (1):

		S&P	Moody’s
S&P:	Moody's:	(Short-Term) :	(Short-Term ) :	Fitch:
BBB-	Baa3	A-2	P-2	BBB-

The Fund will seek to maintain an average Fund Quality rating of AA- (Aa3).

(1)	To remain in line with the benchmark index, the Fund deems a security to be investment grade so long as one rating agency so rates it. When rating agencies differ (“split ratings’), the minimum acceptable rating from the agency with the lower rating is set forth above.

RISK FACTORS

The value of the Fund’s investments, and the value of your investments in the Fund will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. See Pages 17 and 18 for a more detailed explanation.

This principal risk factors of the Fund are:

Concentration risk
Credit risk
Currency risk
Derivatives risk
Duration risk
Foreign risk
Interest rate risk
Liquidity risk
Non-diversification risk
Prepayment risk

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the FFTW Global Inflation-Indexed Hedged Portfolio (the predecessor fund) on April 18, 2008. In the reorganization, the predecessor fund exchanged all of its assets for the shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Class A shares known as Investor Class shares. As a result of the reorganization, the Fund will carry forward the performance of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A shares of the Fund includes the performance of the predecessor fund’s Advisor Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses).

FUND PERFORMANCE

The bar chart listed below shows how the Global Inflation-Indexed Hedged Fund and its predecessor have performed from year to year. The table below it compares the Fund's performance over time to those of the Barclays Global Inflation-Linked Bond Index Hedged. This table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. The Fund has been in existence since January 14, 2003, but until April 18, 2008, the Fund was organized as the Global Inflation-Indexed Hedged Portfolio of the former FFTW Funds, Inc.

The returns for Institutional Class, Class A and Class C shares will differ because of differences in expenses of each class. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future. Class A shares were previously called Investor Class shares. The value of the Fund’s investments, and the value of your investments in the Fund will fluctuate with market conditions.  You may lose money on your investment in the Fund, or the Fund could underperform other investments.  See Page 17 for a more detailed explanation.

PERFORMANCE BAR CHART AND TABLE YEAR-BY-YEAR TOTAL RETURNS – CLASS A SHARES(1)

Both the bar chart and the table assume reinvestment of dividends and distributions and reflect contractual and voluntary fee reductions. Without such fee reduction, the Fund's performance would have been lower.

During the four-year period shown in the Global Inflation-Indexed Hedged Fund’s bar chart, the highest quarterly return was 4.17% (quarter ending 9/30/07) and the lowest quarterly return was -2.04% (quarter ending 3/31/06).

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

14 | Global Inflation-Indexed Hedged Fund

AVERAGE ANNUAL TOTAL RETURNS

			Since
Global Inflation-Indexed Hedged Fund(1) *	1 Year	3 Year	Inception**
Class A(2)
Return Before Taxes	2.45%	2.77%	4.68%
Return After Taxes on Distributions **	2.31%	1.38%	3.02%
Return After Taxes on Distributions and Sale of Fund Shares	1.30%	1.12%	2.94%
Barclays Global Inflation-Linked Bond Index (Hedged)***	7.85%	4.96%	6.04%

(1)  For current information, including the Fund’s 30 day yield, call 1-888-266-8787.
(2)  These figures reflect deduction of sales charge.
(3)  Class C Shares are not yet operational.
*    After tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.
**  The inception date for the Fund was January 14, 2003.
*** The indices listed in the chart above do not reflect deductions for fees, expenses or taxes.

Global Inflation-Indexed Hedged Fund | 15

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your account)	Class A Shares		Class C Shares
Maximum sales charge (load) imposed on
Purchases (as a percentage of offering price)	4.25%		None
Maximum deferred sales charge (as a percentage
of the Net Asset Value at purchase)	None	(1)	1.00%	(2)
Redemption Fee	None		None
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.40%		0.40%
Distribution (12b-1) and Service Fees (5)	0.25%		1.00%
Other Expenses (3)	1.45%		1.45%
Total Annual Fund operating Expenses Before Reductions	2.10%		2.85%
Expense Reductions (4)	(1.38%	)	(1.38%	)
Total Annual Fund Operating Expenses After Reductions	0.72%		1.47%

(1) Class A shares that are purchased in amounts of $1,000,000 or more will be assessed a 1.00% CDSC if they are redeemed within one year of the date of purchase and a 0.50% CDSC if redeemed after the first year and within the second year.
(2) Class C shares will be assessed a 1% CDSC if redeemed within one year of date of purchase.
(3) Other Expenses are based on estimated amounts for the current fiscal year restated.
(4) AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 31, 2009 in order to keep the Total Annual Fund Operating Expenses (excluding interest expense) at 0.72% and 1.47% for the Class A Shares and Class C Shares respectively. This reduction lowers the expense ratio and increases overall returns to investors.
(5) The Board approved a Rule 12-b1 plan with a 0.25% distribution fee for Class A. In addition, the Board approved a Shareholder Services Plan for both share classes which would provide for a fee paid monthly at an annual rate of up to 0.25%. At the present time, the Fund is not assessing a shareholder services fee. Should the Fund wish to impose this fee, the implementation must be approved by the Board and shareholders must be provided with 60 days’ prior notice.

EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same.

It also assumes that you invested $10,000, earned 5% annual returns and reinvest all dividends and distributions. This is only an example; actual expenses may be different.

Performance shown reflect contractual fees and expense reductions as outlined in footnote (4) above.

		1 Year	3 Years	5 Years	10 Years
	Class A Shares Class C Shares	$495	$927	$1,384	$2,648
	- No Redemption	$150	$752	$1,382	$3,076
	- With Redemption	$253	$752	$1,382	$3,076

16 | Global Inflation-Indexed Hedged Fund

Principal Investment Risks

"Risk" is the chance that you may lose money on an investment or that you will not earn as much as you expect. The greater the risk, the greater the possibility of losing money.

All of the Funds are affected by changes in the U.S. or foreign economies, or in individual securities.

The possibility also exists that investment decisions of portfolio managers will not accomplish what they are designed to achieve. No assurance can be given that a Fund's investment objective will be achieved.

American Independence Financial Services, LLC (“AIFS” or the “Investment Adviser”) may change the index against which a Fund’s performance is measured at any time, subject to review by the Fund’s Board of Trustees.

The Funds may invest in securities issued by the U.S. government, its agencies or sponsored enterprises. Although U.S. government securities are generally considered to be among the safest type of investment in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities and instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while others, such as FNMA, Freddie Mac and Federal Home Loan Banks (“FHLBs”), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. government would provide financial support to U.S.

government agencies, authorities, instrumentalities, or sponsored enterprises if it is not obliged to do so by law. Investments in the Ultra Short Bond Fund are neither guaranteed nor insured by the United States government.

The high portfolio turnover of each Fund may result in greater transaction costs, and may increase the amount of taxes payable by a shareholder. The risks associated with each Fund depend on its investment strategy and the types of securities it holds. The principal risks affecting each Fund are indicated as follows:

			U.S. Inflation-	Global Inflation-
Risks:	Ultra Short Bond	International Bond	Indexed	Indexed Hedged
Banking industry risk	•	•
Concentration risk	•	•		•
Credit risk	•	•	•	•
Currency risk		•	•	•
Derivatives risk	•	•	•	•
Duration risk	•	•	•	•
Foreign risk		•		•
Interest rate risk	•	•	•	•
Liquidity risk	•	•	•	•
Non-diversification risk		•	•	•
Prepayment risk	•	•	•	•

 Principal Investment Risks | 17

Banking industry risk:     Investing in bank obligations exposes a Fund to risks associated with the banking industry, such as interest rate and credit risks.

Concentration risk:     A Fund that invests more than 25% of its total assets in the securities of issuers in any one industry is exposed to the risk that factors affecting that industry will have a greater effect on the Fund than they would if the Fund invested in a diversified number of unrelated industries.

Credit risk:     Debt securities are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. In addition, lower rated securities have higher risk characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments and thus default. The lower the ratings of such debt securities, the greater their credit risk.

Currency risk:     Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. When synthetic and cross-hedges are used, the net exposure of a Fund to any one currency may be different from that of its total assets denominated in such currency.

Derivatives risk:     Derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives, including futures contracts, may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

Duration risk:     Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average Fund duration will be more sensitive to changes in interest rates than a fund with a shorter average Fund duration. By way of example, the price of a bond fund with duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

Foreign risk:     Investing in foreign securities exposes a Fund to risks such as political and economic instability, currency devaluation and high inflation rates, which may result in Fund losses and higher volatility.

Interest rate risk:     Debt securities are subject to the risk that the market value will decline because of rising interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Liquidity risk:     Certain securities may be difficult or impossible to sell at favorable prices within the desired time frame.

Non-diversification risk:     A non-diversified Fund may invest a large percentage of its assets in the securities of a small number of issuers or industries than a diversified Fund. This vulnerability to factors affecting a single investment can result in greater Fund losses and volatility.

Prepayment risk:     A Fund that invests in mortgage-backed and other asset-backed securities is exposed to the risk that such securities may repay principal either faster or slower than expected.

A description of the Fund’s policies and procedures regarding the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

18 | Principal Investment Risks

Additional Risks of the American Independence Funds

Management risk     The Funds’ performance could be hurt if the Funds’ management improperly executes the Funds’ strategies.

Repurchase Agreement risk     Repurchase Agreements carry the risk that the other party may not fulfill its obligations under the Agreement. This could cause the value of your investment in a fund to decline.

Securities lending risk     To earn additional income, the Funds may lend their securities to qualified financial institutions. Although these loans are fully collateralized, a fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the Fund wishes to sell a security before its return can be arranged.

Each Fund's investment objective is fundamental which means it may not be changed without shareholder approval. With respect to the 80% investment policy of each Fund, such Fund's limitation is non-fundamental; however, shareholders will receive 60 days advance notice of any change to the limitation. Additional descriptions of the Funds' risks, strategies and investments, as well as other strategies and investments not described below, may be found in the Funds' Statement of Additional Information ("SAI"). The SAI also contains descriptions of each of the securities which the Fund may purchase.

The Investment Adviser

The investment adviser for the Funds is American Independence Financial Services, LLC (“AIFS” or the “Adviser”). The Adviser is a Delaware limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940. AIFS is based at 335 Madison Avenue, Mezzanine, New York, NY 10017.

Under the supervision of the Board of Trustees, the Adviser is responsible for managing each Fund’s portfolio in accordance with each Fund’s goal and policies. In exchange for providing these services, the Adviser receives a management fee from each fund. The management fee for each Fund will be 0.40%, except for the Ultra Short Bond Fund which is 0.30%.

AIFS has contractually agreed to waive a portion of its management fee and reimburse expenses in order to maintain the Fund’s total operating expenses at not more than the following percentages of average annual net assets of the following classes for a period of five years:

	Class A	Class C
	Shares	Shares
Ultra Short Bond Fund	0.87%	1.37%
U.S. Inflation Indexed Fund	0.82%	1.32%
International Bond Fund	1.39%	1.89%
Global Inflation-Indexed Hedged Fund	0.97%	1.47%

Additional Risks of the American Independence Funds | 19

Investment Adviser

Under the investment advisory agreement, AIFS is responsible for the investment management oversight in its role as adviser to all of the Funds.

AIFS has oversight responsibility for the day-to-day management of the Funds. The Funds are co-managed by Mr. Robert A. Campbell and Mr. Eric M. Rubin.

AIFS has overall supervisory responsibilities for the general management and investment of each of the New Series’ securities portfolio, as detailed below, which are subject to review and approval by the Board of Trustees.

(a)  setting the New Series’ investment objective;

(b)  evaluating, selecting and recommending Sub-Advisers to manage the New Series’ assets;

(c)  monitoring and evaluating the performance of the Sub-Advisers, including their compliance with the investment objectives, policies and restrictions of the New Series; and

(d)  implementing procedures to ensure that the Sub-Advisers comply with the New Series’ investment objectives, policies and restrictions

Robert A. Campbell, CFA, Vice President and Portfolio Manager joined American Independence Financial Services in March, 2006. Mr. Campbell is also President of American Independence Financial Counselors, LLC, a wholly owned subsidiary of AIFS. Prior to joining AIFS, Mr. Campbell was a senior portfolio manager with Galliard Capital Management, Inc. (the previous sub-adviser to the Kansas Tax-Exempt Bond Fund) since August 2000, where he was the portfolio manager of the Kansas Tax-Exempt Bond Fund.

Prior to his employment with Galliard, Mr. Campbell served as a municipal/fixed income portfolio manager with First Commerce Investors (1997-2000), U.S. Bank/First Bank (1996-1997) and Firstier Bank (1995-1996). While at First Commerce Investors, Mr. Campbell managed two (2) fixed income mutual funds. One was a state specific municipal bond fund and the other was an intermediate taxable bond fund.

Mr. Rubin, President of the Funds, is a founding member of AIFS and President of AIFS since February, 2005. Prior to 2005, Mr. Rubin was Vice President of ING Financial Partners from June 2004 to January 2005, Senior Vice President of Mercantile Capital Advisers from April 2003 to April 2004, Senior Vice President, DST International from January 2002 to April 2003 and President of EMR Financial Services from June 2000 to February 2001.

Mr. Campbell and Mr. Rubin are also responsible for the day to day oversight of the sub-advisory relationships pertaining to the Stock Fund, International Equity Fund, Financial Services Fund and NestEgg Dow Jones Target Date Funds.

For additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the funds he manages, please consult the SAI.

20 | Portfolio Managers

Sub-Advisers

FISCHER FRANCIS TREES & WATTS, INC. (“FFTW (NY)”), a New York corporation and three of its affiliates, FISCHER FRANCIS TREES & WATTS (“FFTW (UK)”), a corporate partnership organized under the laws of the United Kingdom, FISCHER FRANCIS TREES & WATTS, PTE LTD (“FFTW (Singapore)”), a Singapore corporation, and FISCHER FRANCIS TREES & WATTS, LTD KABUSHIKI KAISHA (“FFTW (Japan)”), a Japanese corporation (collectively referred to as the “Sub-Adviser") serve as the Sub-Adviser to the Funds. The Sub-Adviser conducts investment research and is responsible for the purchase, sale or exchange of the Funds' assets. Organized in 1972, the Sub-Adviser is registered with the Commission and is a New York corporation that, with its affiliated companies, managed approximately $31.4 billion in assets, as of December 31, 2007, for numerous fixed- income portfolios.

The Sub-Adviser, together with its affiliates, currently advises institutional clients including banks, central banks and pension funds. The Sub-Adviser also serves as the adviser or the sub-adviser to domestic and international pooled investment vehicles. The Sub-Adviser's offices are located at 200 Park Avenue, New York, New York 10166. The Sub-Adviser is directly wholly-owned by Charter Atlantic Corporation (“CAC”), a New York corporation. CAC is owned by BNP Paribas, which is a publicly owned limited liability company banking corporation organized under the laws of the Republic of France.

Fischer Francis Trees & Watts, a corporate partnership organized under the laws of the United Kingdom and an affiliate of the Sub-Adviser, also serves as Sub-Adviser to the

International Bond and Global Inflation-Indexed Hedged Funds. rganized in 1989, this Sub-Adviser is a U.S.-registered investment adviser and managed approximately $16.7 billion in multi-currency fixed-income portfolios for institutional clients as of December 31, 2007. The Sub-Adviser's offices are located at 2 Royal Exchange, London, EC3V 3RA. Additionally, in 2007 the Sub-Adviser opened a branch office at 5 Avenue Kleber in Paris, France to expand its investment capabilities. The Sub-Adviser is directly and indirectly wholly-owned by CAC, a New York corporation. CAC is owned by BNP Paribas, which is a publicly owned limited liability company banking corporation organized under the laws of the Republic of France.

Sub-Advisers | 21

Portfolio Managers

FFTW’s investment philosophy is based on a belief that inefficiencies in and between global bond markets exist and can be exploited through an active portfolio management style executed by specialist portfolio managers. On a weekly basis an Investment Strategy Group (the “ISG”) meeting is held at which market views and themes are shared and debated across all investment teams. The output of the ISG is a combination of ideas, views, themes and strategies that are used to frame the investment strategies in product areas.

Each product team is composed of portfolio managers and market specialists who are responsible for trading and execution.  While implementation of decisions is carried out by market specialists, overall responsibility remains with the portfolio manager. Investment decisions regarding the purchase or sale of specific securities are exclusively the responsibility of a market specialist with expertise in particular sector. These individuals are responsible for exposure management, specific security selection, timing of trades in the market, and trade execution. Market specialists decide when to add or subtract an investment exposure within their specialist areas and when to execute buy/sell recommendations for individual securities, always in keeping with the strategy as outlined for the specific portfolios by the portfolio manager. Investment strategy for the firm, products and Funds is re-evaluated weekly.

Biographical information for portfolio managers of the Funds is set forth below. Additional information about each portfolio manager, including how each is compensated, other accounts each manages and each portfolio manager’s ownership of Fund securities is located in the SAI.

International Bond Fund

David J. Marmon, Managing Director, joined FFTW in 1990. Mr. Marmon heads the Governments and Multi-Sector Team in New York, which includes global aggregate, global sovereign, international and core portfolios.  Prior to his current role, he was responsible for managing FFTW’s Credit Team.

Before joining FFTW, Mr. Marmon was head of futures and options research at Yamaichi International (America) and a financial analyst and strategist at the First Boston Corporation, where he developed hedging programs for financial institutions and industrial firms. Mr. Marmon earned an MA in economics from Duke University (1982), where he also pursued doctoral studies. He graduated summa cum laude with a BA in economics from Alma College (1980).

Ultra-Short Bond Fund

Kenneth O’Donnell, CFA, Portfolio Manager, joined FFTW in 2002 and is a member of the Structured Securities & Short Duration Team. Currently, he manages Funds of structured securities consisting primarily of asset-backed (ABS) and mortgage-backed securities (MBS) as well as agency and US government securities. He is also responsible for the management of money market, short and short-intermediate Funds. Mr. O’Donnell was previously with Standish Mellon Asset Management in Boston as an asset-backed security specialist in the structured products group. Mr. O’Donnell holds a BS in mechanical engineering from Syracuse University and an MS in finance from Boston College. He is a member of the New York Society of Security Analysts.

U.S. Inflation-Indexed Fund

Cedric Scholtes, Portfolio Manager, joined FFTW in June 2006 and is a portfolio manager in the Governments and Multi-Sector Team. He manages US and global inflation-linked portfolios and works with members of the Structured Securities and Short Duration Team on global short duration sovereign mandates.  Mr. Scholtes came from Goldman Sachs where he was a vice president in the Inflation Trading Group, Fixed Income Commodities & Currencies Division.

His responsibilities included formulating and implementing trading strategies, making markets in inflation-linked securities and building inflation-market analytical tools. Before Goldman Sachs, he spent six years as a trader/analyst at both the Bank of England, where he worked on the Foreign Exchange Reserves Management Staff, and the Federal Reserve Bank of New York on the Treasury Market Policy Staff. Mr. Scholtes holds a masters degree in finance and economics from Warwick Business School, a masters in economics from the London School of Economics, and an MA/BA in economics from the University of Cambridge.

Global Inflation-Indexed Hedged Fund

Jenny Yiu, CFA, Portfolio Manager, joined FFTW in 2005 and is a member of the Governments and Multi-Sector Team. She manages US and global inflation-linked portfolios and works with members of the Structured Securities and Short Duration Team on US short duration sovereign mandates. Along with input from other team members, Ms. Yiu monitors portfolio risk, generates investment ideas and implements and executes trade strategies. Ms. Yiu Prior to joining FFTW, Ms. Yiu worked at HSBC Hong Kong as a trader, making markets in Hong Kong dollar-denominated corporate fixed income products. She holds a BS in economics from the University of Pennsylvania.

22 | Portfolio Managers

A Choice of Share Classes

After choosing a Fund, your next most important choice is which share class to buy. The Funds also offer an Institutional Class of shares which are available in a separate prospectus. The following classes of shares are available through this Prospectus:

Class A Shares — with a front-end sales charge, volume reductions and lower ongoing expenses than Class C shares. For purchases of $1,000,000 or more a CDSC of 1.00% will be assessed if redeemed within one year of purchase and .50% CDSC will be assessed if redeemed after first year and within the second year (with the exception of the Ultra Short Bond Fund which will have a 0.50% CDSC if redeemed within the first year).

Class C Shares — no front-end sales charge, a 1.00% CDSC on redemptions made within one year of purchase and higher ongoing expenses than Class A shares.

The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer instead to see “every dollar working” from the moment you invest. If so, then consider Class C shares, which do not have a front-end sales charge. After six years, Class C shares convert to Class A shares to avoid the higher ongoing expenses assessed against Class C shares.

Class C shares, orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, also will be either treated as orders for Class A shares or refused.

Please see the expenses listed for each Fund and the following sales charge schedules before making your decision.You should also review the “Reductions and Waivers of Sales Charges” section of the Prospectus beginning on page 25. You may wish to discuss this choice with your financial consultant.

CLASS A SHARE SALES CHARGE SCHEDULE

If you choose to buy Class A shares, you will pay the Public Offering Price (“POP”) which is the Net Asset Value (“NAV”) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the net asset value of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. At its discretion, the Distributor may provide the Broker-Dealer the full front-end sales charge.

A Choice of Share Classes | 23

U.S. INFLATION-INDEXED FUND, INTERNATIONAL BOND FUND, AND
GLOBAL INFLATION-INDEXED HEDGED FUND

	Front-End	Front-End Sales
	Sales Charge	Charge as % of	Broker-Dealer
	as % of Public	Net Amount	Amount of Sale
AMOUNT OF PURCHASE	Offering Price	Invested	Concession
Less than $50,000	4.25%	4.44%	4.00%
$50,000 to $99,999	3.75%	3.90%	3.50%
$100,000 to $249,999	3.00%	3.09%	2.75%
$250,000 to $499,999	2.50%	2.56%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over[1]	0.00%	0.00%	1.00%

ULTRA SHORT BOND FUND

	Front-End	Front-End Sales
	Sales Charge	Charge as % of	Broker-Dealer
	as % of Public	Net Amount	Amount of Sale
AMOUNT OF PURCHASE	Offering Price	Invested	Concession
Less than $100,000	2.25%	2.30%	2.00%
$100,000 to $249,999	1.50%	1.52%	1.25%
$250,000 to $499,999	1.25%	1.27%	1.00%
$500,000 to $999,999	1.00%	1.01%	0.75%
$1,000,000 and over[2]	0.00%	0.00%	0.50%

(1) We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase or .50% if redeemed within one and two years of purchase unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see “CDSC Waivers” and “Waivers for Certain Parties”). The CDSC percentage you pay on Class A shares is applied to the NAV of the shares on the date of original purchase.
(2) We will assess Class A share purchases of $1,000,000 or more a 0.50% CDSC if they are redeemed within one year from the date of purchase.

24 | A Choice of Share Classes

Class C Shares Sales Charges     If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to redemption, the Fund will first redeem shares acquired by reinvestment of any distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares automatically convert to Class A shares after six years.

Reductions and Waivers of Sales Charges     Generally, we offer more sales charge reductions or waivers for Class A shares than for Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy.

Class A Share Sales Charge Reductions     If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

>    You pay no front-end or back-end sales charges on Fund shares you buy with reinvested distributions.

>    You pay a lower sales charge if you are investing an amount over a breakpoint level. See the “Class A Share Sales Charge Schedule” above.

>    By signing a Letter of Intent (“LOI”), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

>    Rights of Accumulation (“ROA”) allow you to combine the amount you are investing and the total value of Class A and Class C shares of any American Independence Funds already owned (excluding Class A shares acquired at NAV) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares.

>    You pay no sales charges on Fund shares you purchase with the proceeds of redemption of Class A shares within 90 days of the date of redemption.

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

>    a family unit, including children under the age of twenty-one or single trust estate;

>    a trustee or fiduciary purchasing for a single fiduciary relationship; or

>    the members of a “qualified group,” which consists of a “company”, (as defined under the Investment Company Act of 1940), and related parties of such a “company,” which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

HOW A LETTER OF INTENT CAN SAVE YOU MONEY!

If you plan to invest, for example, $100,000 in an American Independence Fund in installments over the next year, by signing a letter of intent you would pay only 3.00% sales load on the entire purchase. Otherwise, you might pay 4.25% on the first $49,999, then 3.75% on the next $50,000!

CDSC Waivers     The CDSC does not apply to: (1) redemption of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size; (2) redemptions following death or post-purchase disability (as defined by Section 72(m) (7) of the Internal

A Choice of Share Classes | 25

Revenue Code); (3) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in the applicable Class of shares of the Fund; (4) reinvested dividends and capital gains; and (5) a Systematic Withdrawal Plan of 10% where the minimum distribution is $500 per month with an initial account of $20,000 or greater.

Waivers for Certain Parties     If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

  >  Current and retired employees, directors/trustees and officers of:

  >  American Independence Financial Services, LLC and its affiliates; and

  >  family members of any of the above.

  >  Current employees of:

  >  The National Basketball Players Association;*

  >  broker-dealers who act as selling agents; and

  >  immediate family members (spouse, sibling, parent or child) of any of the above.

*   The National Basketball Players Association negotiates on behalf of all members with certain financial service providers. The Adviser is included as part of the National Basketball Players Association’s financial education program.

Contact your selling agent for further information.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

Distribution and Service (12b-1) Fees

Each of the American Independence Funds has adopted a plan that allows its Class A and Class C Shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (FINRA), from its assets for selling and distributing its shares. Each fund can pay distribution and service fees at an annual rate of up to 0.50% of its Class A Share assets, and up to 1.00% of its Class C Share assets. These fees consist of up to 0.25% for distribution services and expenses of the Class A and Class C assets, and up to 0.25% for services, as defined by FINRA of Class A assets and up to .75% of Class C assets. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment. At the present time, the Funds are not assessing the shareholder servicing fee. Should the Fund wish to impose this fee, the Board must approve its implementation and provide shareholders with 60 days prior notice.

Your financial representative may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the fund’s advisor may provide compensation to financial representatives for distribution, administrative and promotional services.

The financial intermediary through whom you purchase or hold your shares may receive all or a portion of the sales charges, Rule 12b-1 distribution fees and shareholder servicing fees, to the extent applicable and as described above. In addition, AIFS, out of its own resources, may make additional cash payments to certain financial intermediaries as incentives to market the funds or to cooperate with AIFS’ promotional efforts or in recognition of their marketing,  transaction processing and/or administrative services support (“Distribution Related Payments”). This compensation from AIFS is not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus because it is not paid by the Funds. AIFS compensates financial intermediaries differently depending upon the level and/or type of marketing and administrative support provided by the financial intermediary. In the case of any one financial intermediary, Distribution Related Payments generally will not exceed the sum of 0.15% of that financial intermediary’s total sales of the Funds, and 0.15% of the total assets of these funds attributable to that financial intermediary, on an annual basis.

26 | Distribution and Service (12b-1) Fees

A number of factors are considered in determining the amount of these Distribution Related Payments, including each financial intermediary's Funds sales, assets, and redemption rates as well as the willingness and ability of the financial intermediary to give AIFS access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include the Funds on a “preferred list.” AIFS' goals include making the investment representatives who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services. Additionally, AIFS may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and “due diligence” or training meetings and marketing efforts related to the Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, meals and conferences.

Payments may also be made by the Funds or AIFS to financial intermediaries to compensate or reimburse them for administrative or other shareholder services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other services (“Service Related Payments). Payments may also be made for administrative services related to the distribution of the Funds’ shares through the financial intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

These payments may provide an additional incentive to financial intermediaries to actively promote the Funds or cooperate with AIFS’ promotional efforts. Your financial intermediary may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. You can find further details in the SAI about the payments made by AIFS and the services provided by your financial intermediary. You should ask your financial intermediary for details about any such payments it receives from AIFS or any other fees or expenses it charges.

Distribution and Service (12b-1) Fees | 27

How to Invest |

In this section, you will find information on how to invest in the Funds, including how to buy, sell and exchange fund shares. It is also the place to look for information on transaction policies, dividends, taxes, and the many services and choices you have as an American Independence Funds’ shareholder.

You can find out more about the topics covered here by contacting the American Independence Funds, speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Purchasing and Adding to Your Shares

You may purchase shares of the Funds through Foreside Distribution Services, LP (the “Distributor”) or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.

A separate application is required for Individual Retirement Account investments.

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Neither third-party checks, money orders, bank starter checks nor credit card convenience checks are accepted.

See "Anti-Money Laundering Program" at the end of this section and the "Market Timing Policies" section.

Orders received by your broker or Service Organization for the Funds in proper order prior to the determination of net asset value and transmitted to the Fund prior to the close of its business day which is currently 4:00 p.m. Eastern time, will become effective that day.

28 | How to Invest

How To Buy Fund Shares

Use the instructions on these pages if you are investing directly with American Independence Funds. If you are investing through a financial advisor, your advisor will be able to give you instructions.

FIRST INVESTMENT	ADDITIONAL INVESTMENTS
Class A and Class C Shares’ investors can open an account for as little as $2,000 ($250 for a retirement IRA). We reserve the right to waive these minimums in certain instances. Be sure to read the Fund’s prospectus before you invest.	Class A and Class C Shares’ investors can add as little as $25 at a time to an account. We reserve the right to waive these minimums in certain instances.	WEB SITE www.aifunds.com

By mail or express delivery		REGULAR MAIL

>  Complete and sign an application (if you need an application, you may download it from the web site or call 1-888-266-8787)

>  Send the application to us at the appropriate address, along with an investment check made out to “American Independence Funds”

>  Make out an investment check to “American Independence Funds”

>  Return a deposit stub or write a letter that includes your name, account number, the amount of your investment, and the fund name and share class

>  Sign the letter, enclose the check, and mail it to the appropriate address

American Independence Funds P.O. Box 8045 Boston, MA 02266-8045

By wire		EXPRESS, REGISTERED,
> Call 1-888-266-8787 for instructions before wiring any money	> Call 1-888-266-8787 for instructions before wiring any money	OR CERTIFIED American Independence Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021

By phone		*NOTE:
> Initial investments cannot be made by phone. Please complete and mail an application to the appropriate address.

>  To use this service, call 1-888-266-8787 to verify that the service is in place, then using the voice prompts you may place your purchase order

>  Prior to placing a purchase order by phone via ACH transfer, you must first have your bank account instructions established on your account. If you did not select this option when establishing your account, verify that your bank is a member of the Automated Clearing House system. You may then download and complete an Additional Services Request Form* available at www.aifunds.com or call us at 1-888-266-8787 to have one mailed to your address of record

A signature guarantee is required in order to add bank account instructions to your account.

How To Buy Fund Shares | 29

FIRST INVESTMENT	ADDITIONAL INVESTMENTS
Automatic investment plan
> You can enroll in the automatic investment plan by completing the appropriate section on the application.

>  To make changes to your automatic investment plan you may do so online at www.aifunds.com. If you did not select this option when establishing your account, verify that your bank is a member of the Automated Clearing House system. You may then download and complete an Additional Services Request Form* available at www.aifunds.com or call us at 1-888-266-8787 to have one mailed to your address of record.

30 | How To Buy Fund Shares

How To Sell Or Exchange Shares

EXCHANGING INTO ANOTHER FUND	SELLING SHARES
Be sure to obtain and read a current prospectus for the fund you are exchanging into. For additional information please contact us at 1-888-266-8787	Some sell orders, including those for more than $100,000, must be placed in writing with a signature guarantee (see page 36). There is a $25 minimum on exchanges of fund shares.	REGULAR MAIL American Independence Funds P.O. Box 8045 Boston, MA 02266-8045

By fax		EXPRESS, REGISTERED,

>  Send a fax to 1-877-513-1129 that includes your account number, the fund and share class you are exchanging out of, the dollar value or number of shares to be exchanged, and the name and share class of the fund you are exchanging into.

>  Have the fax signed by all account owners, with the name(s) and address exactly as they are on the account.

>  Write a letter that includes your account number, the fund and share class, and the dollar value or number of shares to be sold

>  Have the letter signed by all account owners, with the name(s) and address exactly as they are on the account

>  Mail or fax the letter to the appropriate address

>  Fax number for Exchanging/Selling/Update to the Funds is 1-877-513-1129

OR CERTIFIED American Independence Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021

By mail or express delivery

>  Write a letter that includes your account number, the fund and share class you are exchanging out of, the dollar value or number of shares to be exchanged, and the name and share class of the fund you are exchanging into

>  Have the letter signed by all account owners, with the name(s) and address exactly as they are on the account

>  Mail the letter to the appropriate address

>  Write a letter that includes your account number, the fund and share class, and the dollar value or number of shares to be sold

>  Have the letter signed by all account owners, with the name(s) and address exactly as they are on the account

>  Mail the letter to the appropriate address

How To Sell Or Exchange Shares | 31

EXCHANGING INTO ANOTHER FUND	SELLING SHARES
By phone, wire, or ACH		REGULAR MAIL
> Call 1-888-266-8787 to request an exchange

>  To use this service, call 1-888-266-8787 to verify that the service is in place, then using the voice prompts you may place your sell order

>  Prior to placing a sell order by phone via wire or ACH transfer, you must first have your bank account instructions established on your account. If you did not select this option when establishing your account, verify that your bank is a member of the Automated Clearing House system. You may then download and complete an Additional Services Request Form* available at www.aifunds.com or call us at 1-888-266-8787 to have one mailed to your address of record

>  Telephone redemption to your address of record is available unless you declined it on your application

>  Minimum sell order for wire is $1,000, for ACH transfer $100

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

EXPRESS, REGISTERED,
OR CERTIFIED

American Independence Funds
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021

*NOTE:

A signature guarantee is
required in order to add bank
account instructions to your
account.

Systematic withdrawal plan

>  You can enroll in the systematic withdrawal plan by completing the appropriate section on the application. You must have a minimum balance of $10,000 to set up your systematic withdrawal plan. Withdrawals can be for as little as $100 each.

>  If you did not select this option when establishing your account, verify that your bank is a member of the Automated Clearing House system. You may then download and complete an Additional Services Request Form* available at www.aifunds.com or call us at 1-888-266-8787 to have one mailed to your address of record

32 | How To Sell Or Exchange Shares

Shareholder Services and Policies

As an American Independence Fund’s shareholder, you have access to a variety of services and privileges that you can tailor to your particular investment needs. Many of these are described below.

There are also a number of policies affecting the ways you do business with us that you may find helpful to know about. The most important of these policies are described following the services.

How much of this service and policy information applies to you will depend on the type of account your American Independence Fund shares are held in. For instance, the information on dividends and taxes applies to all investors.

If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. In general, you should follow the information in those materials in any case where it is different from what it says in this prospectus. Please note that a financial advisor may charge fees in addition to those charged by the Funds.

OUR “ONE COPY PER
HOUSEHOLD” POLICY

We typically send just one copy of any shareholder report and prospectus to each household. If the members of your household prefer to receive their own copies, please contact your financial advisor call 1-888-266-8787.

SHAREHOLDER SERVICES

You can set up many of these services on your initial application. To add services to an existing account, or to modify services you have in place call 1-888-266-8787 and request an Additional Service Request Form and one will be mailed to your address of record.

Tax-advantaged investment plans     A full range of retirement and other tax-advantaged investment plans is available directly from American Independence Funds or from your financial advisor, including IRA, SEP, 401(k), Coverdale Education Savings Accounts and pension plans. All Funds and all share classes are eligible for investment in tax-advantaged accounts.

For information about the plans, including the features, fees, and limitations, call 1-888-266-8787 or speak with your financial advisor. Before choosing and maintaining a tax-deferred plan, you may also want to consult your tax advisor.

Exchange privilege     As an American Independence Funds investor, you can exchange all of your shares of one American Independence Fund for the same class of shares in any other American Independence Fund.

Shareholder Services and Policies | 33

Automatic Investment Plan     Investing money regularly is one of the easiest ways to stay on track with your financial goals. Our Automatic Investment Plan lets you set up regular automatic transfers of $25 or more from your bank account into your fund account. Transfers occur on whatever day of the month you specify (or the next business day, in months when that day is not a business day) and are automatically invested in the fund(s) and share class you specify.

To set up your Automatic Investment Plan, download the form online or call 1-888-266-8787. Note that your bank must be a U.S. bank with ACH transfer services, and that you will be responsible for any loss or expense to the Funds if a scheduled transfer cannot be made because of a low bank balance.

Systematic Withdrawal Plan     Our Systematic Withdrawal Plan lets you set up regular withdrawals monthly, bi-monthly, quarterly or annually from your American Independence Funds investment. You must have a minimum account balance of $10,000 to set up your Systematic Withdrawal Plan. Withdrawals can be for as little as $100 each. Transfers occur on whatever day of the month you specify (or the next business day, in months when that day is not a business day).

Directed reinvestments     Generally, dividends and capital gains distributions are automatically reinvested in shares of the same fund and share class that paid the dividend or distribution. If you like, however, you can choose to have your dividends or distributions paid in cash. Simply complete the appropriate section on your new account application.

DOLLAR COST AVERAGING

Dollar cost averaging is a technique that allows you to take advantage of a basic mathematical principal in your investing. You simply invest a fixed dollar amount in a given fund at regular intervals, such as every month. When share prices are low, your fixed dollar amount buys more shares; when prices are higher, it buys fewer shares. The result is that you have the potential to reduce your average cost per share, since you are buying more shares when the price is low.

Dollar cost averaging has the best chance of working for you when you stick with a regular schedule over time. You should be aware, though, that dollar cost averaging will not prevent you from buying at a market peak, nor will it keep you from losing money in a declining market.

34 | Shareholder Services and Policies

POLICIES ABOUT TRANSACTIONS

Business hours     The Funds are open for business each day the New York Stock Exchange (NYSE) is open. The price of each share class of each American Independence Fund is calculated every business day, as of the close of regular trading on the NYSE. The close of trading is typically 4 p.m. Eastern time, but sometimes can be earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading.

If the NYSE is closed because of an emergency, the Funds could be open for shareholder transactions if the Federal Reserve wire system is open, but they are not required to be open. You can find out if the Funds are open by calling 1-888-266-8787.

Determining when your order will be processed     You can place an order to buy or sell shares at any time. A purchase request received by American Independence Funds before the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time) that has been determined to be in “good order” will be processed at that day’s NAV plus any applicable sale charge or redemption fee. Because any order you place through an investment advisor has to be forwarded to American Independence Funds before it can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Paying for shares you buy     Fund shares can only be paid for with U.S. dollars. You can pay for shares with a personal check, bank check, wire transfer, or ACH transfer. Please note that we cannot accept cash, starter checks, money orders, or third party checks (checks made out to you and signed over to us.

Wire transaction policies     Wire transactions are generally completed within 24 hours of when you place your order. The Funds can only send wires of $1,000 or more and may only accept wires of $1,000 or more.

Although we do not charge a fee to send or receive wires, your bank might. We recommend that you check in advance with your bank about any wire fees and policies they may have.

IF YOU CANNOT REACH US BY PHONE

Although we strive to provide a high level of service to our investors, during times of extraordinary market activity or other unusual circumstances it may be difficult to reach us by telephone. In such a case, you will need to place orders in writing, as described on pages 29 through 31.

SELLING SHARES IN TRUST, BUSINESS, OR ORGANIZATION ACCOUNTS

Selling shares in these types of accounts often requires additional documentation. Please call 1-888-266-8787 or contact your financial advisor for more information.

Our Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information (your tax identification number or other government-issued identification number, for example) that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. Additional information may be required in certain circumstances. New Account Applications without such information may not be accepted. If you have applied for a tax identification number, the application must be provided at the time you open or reopen an account and the number submitted within 14 days of the establishment of the account. To the extent permitted by applicable law, the Company reserves the right to place limits on transactions in your account until your identity is verified.

Shareholder Services and Policies | 35

For your protection, when we receive an order from an investor, we take security precautions such as recording calls or requesting personalized security codes or other information. It is important to understand that as long as we take reasonable steps to ensure that an order to buy or sell shares is genuine, we are not responsible for any losses that may occur.

Your account may have telephone or online transaction privileges. If you do not plan on using these privileges, you can ensure that no one will ever be able to misuse them by declining the telephone and online privileges (either on your application or through subsequent notice to us). Another step you can take to help ensure account security is to verify the accuracy of all confirmation statements from us immediately after you receive them.

Orders that require a signature guarantee    There are several circumstances where you will need to place your order to sell shares in writing and accompany your order with a signature guarantee (the original guarantee, not a copy). The main circumstances are:

>   when you want to sell more than $100,000 worth of shares

>   when you want to send the proceeds to a third party

>   when the address or bank of record on the account has changed in the past 60 days

You do not need a signature guarantee if you want money wired or sent ACH transfer to a bank account that is already on file with us. Also, you do not generally need a signature guarantee for an exchange, although we may require one in certain circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from any financial institution that participates in the Stock Transfer Agents Medallion Program (STAMP), including most brokers, banks, savings institutions, and credit unions. Note that you cannot get a signature guarantee from a notary public.

Timing of payment for shares you sell     Ordinarily, when you sell shares, we send out money within one business day of when your order is processed (which may or may not be when it is received), although it could take up to seven days.

There are two main circumstances under which payment to you could be delayed more than seven days:

>   when you are selling shares you bought recently and paid for by check or ACH transfer and your payment has not yet cleared (maximum delay: 10 days)

>   when unusual circumstances prompt the SEC to permit further delays

If you plan to sell shares soon after buying them, you may want to consider paying by wire to avoid delays in receiving the proceeds when you sell.

How the Funds calculate share prices     The price at which you buy and sell shares of these Funds is the net asset value per share (NAV) for the share class and fund involved. We calculate a NAV for each fund and share class every day the Funds are open for business. With each fund, to calculate the NAV for a given share class, we add up the total assets for that share class, subtract its total liabilities, and divide the result by the number of shares outstanding.

Limits on exchanges, purchases, and redemptions     Exchanges are a shareholder privilege, not a right. We may modify or terminate the exchange privilege, giving shareholders 60 days’ notice if the changes are material. During unusual circumstances we may suspend the exchange privilege temporarily for all shareholders without notice.

At any time and without prior notice, we may suspend, limit, or terminate the exchange privilege of any shareholder who makes more than 12 exchanges in a calendar year or otherwise demonstrates what we believe is a pattern of “market timing.” We may also reject or limit purchase orders, for these or other reasons.

The Trust's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. The Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated with Excessive or Short-Term Trading     To the extent that the Funds or agents are unable to curtail excessive trading practices in the Fund, these practices may interfere with the efficient management of a Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the Fund's operating costs and decrease the Fund's investment performance; maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

36 | Shareholder Services and Policies

Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund reserves the right to reject any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe the trading activity in the account(s) would be harmful or disruptive to a Fund. If the Fund or the Transfer Agent believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Transfer Agent may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Transfer Agent seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Fund and the Transfer Agent also reserve the right to notify financial intermediaries of a shareholder's trading activity. The Fund may also permanently ban a shareholder from opening new accounts or adding to existing accounts in the Fund. Transactions placed in violation of the Funds’ excessive trading policy are not deemed accepted by the Funds and may be canceled or revoked by a Fund on the next business day following receipt by the Fund.

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Fund to prevent their excessive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Funds will not always be able to detect frequent trading activity, investors should not assume that the Fund will be able to detect or prevent all frequent trading or other practices that disadvantage the Fund. For example, the ability of the Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker or retirement plan administrator, maintains the record of the Fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as financial advisers, brokers or retirement plan administrators. These arrangements often permit the financial intermediary to aggregate their clients' transaction and ownership positions that does not identify the particular underlying shareholder(s) to the Fund. If excessive trading is detected in an omnibus account, the Fund may request that the financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading. Rejection of future purchases by a retirement plan because of excessive trading activity by one or more plan participants is likely to impose adverse consequences on the plan and on other participants who did not engage in excessive trading. To avoid these consequences, for retirement plans, the Fund generally will communicate with the financial intermediary or plan sponsor and request that the financial intermediary or plan sponsor take action to cause the excessive trading activity by that participant or participants to cease. If excessive trading activity recurs, the Fund may refuse all future purchases from the plan, including those of plan participants not involved in the activity.

The identification of excessive trading activity involves judgments that are inherently subjective and the above actions alone or taken together with other means by which the Funds seek to discourage excessive trading (through the use of redemption fees, for example) cannot eliminate the possibility that such trading activity in a Fund will occur.

How the Funds value their holdings     We typically value securities using market quotations or information furnished by a pricing service. However, when market quotations are not available, or when we have reason to believe that available quotations may not be accurate, we may value securities according to methods that are approved by the Funds’ Board of Trustees and which are intended to reflect fair value. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

For example, we may use fair value methods if a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that occurs after the close of the security’s major trading exchange. In such a case, a fund’s value for a security is likely to be different from the last quoted market or pricing service price.

Share certificates     We do not issue share certificates.

Shareholder Services and Policies | 37

OTHER RIGHTS WE RESERVE

You should be aware that we may do any of the following:

>   reject your account application if you fail to give us a correct Social Security or other tax ID number

>   withhold a percentage of your distributions as required by federal tax law if we have been notified by the IRS that you are subject to backup withholding, or if you fail to give us a correct taxpayer ID number or certification that you are exempt from backup withholding

>   close your account and send you the proceeds if the value of your account falls below $1,000 as a result of withdrawals (as opposed to market activity); however, before we close your account, we will give you 30 days’ notice so you can either increase your balance or close your account

>   pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities rather than cash (which typically happens only with very large redemptions); in such a case, you will continue to bear the risks associated with these securities as long as you own them, and when you sell these portfolio securities, you may pay brokerage charges.

>   change, add, or withdraw various services, fees and account policies at any time (for example, we may adjust the minimum amounts for fund investments or wire transfers, or change the policies for telephone orders)

>   suspend or delay redemptions during times when the NYSE is unexpectedly closed, when trading is restricted, or when an emergency prevents the fund from trading portfolio securities or pricing its shares

>   withdraw or suspend the offering of shares at any time

>   reject any order we believe may be fraudulent or unauthorized

>   reject or limit purchases of shares for any reason

>   reject a telephone redemption if we believe it is advisable to do so

38 | Shareholder Services and Policies

Dividends, Distributions and Taxes

Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Dividends on the Ultra Short Bond Fund, the U.S. Inflation-Indexed Fund, the International Bond Fund, and the Global Inflation-Indexed Hedged Fund are paid monthly. Capital gains for all Funds are distributed at least annually.

Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

An exchange of shares is considered a sale, and any related gains may be subject to applicable taxes.

Dividends are taxable as ordinary income except that a portion might be a long-term capital gain distribution. The tax rate on long-term capital gains is lower than ordinary income. You will receive a long-term capital gain distribution if the Fund sells securities that have been held for more than one year; the length of time you have held shares of the Fund does not matter for this purpose. Your holding period for Fund shares matters only when you sell your Fund shares.

Dividends are taxable in the year for which they are paid, even if they appear on your account statement in the following year.

You will be notified in January each year about the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

Dividends, Distributions and Taxes | 39

ORGANIZATIONAL STRUCTURE

American Independence Funds Trust was organized as a Delaware statutory trust on June 22, 2005. Overall responsibility for the management of the Funds is vested in the Board of Trustees. The predecessor funds to the American Independence Funds described in this prospectus, the FFTW Funds, Inc., were reorganized as a series of American Independence Funds Trust effective April 1, 2008. Unless otherwise noted, information contained in this prospectus regarding Funds’ fees and expenses prior to April 1, 2008 relate to the predecessor funds.

The following table lists the names of each predecessor fund (before the reorganization) along with the current name of each Fund:

Predecessor Fund Name	Current Fund Name
U.S. Short-Term Portfolio	Ultra Short Bond Fund
U.S. Inflation-Indexed Portfolio	U.S. Inflation-Indexed Fund
International Portfolio	International Bond Fund
Global Inflation-Indexed Hedged Portfolio	Global Inflation-Indexed Hedged Fund

40 | Organizational Structure

Financial Highlights

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations.

Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the FFTW Funds, the predecessor to the new American Independence Funds (assuming reinvestment of all dividends and distributions, if any). As a result of the reorganization, the fund will carry forward the performance of the predecessor fund, as the predecessor fund is the accounting survivor. Each share class will have different performance and different annual operating expenses.

The information for the period ended December 31, 2007 has been audited by Grant Thornton LLP, whose report, along with the Fund’s audited financial statements, is included in the current annual report, which is available upon request.

U.S. Short-Term Portfolio
Financial Highlights — Investor Class

For a share outstanding throughout the period:

	For the Years Ended December 31,
	2007	2006	2005		2004	2003
Per Share Data
Net asset value, beginning of year	$9.29	$9.30	$9.33		$9.43	$9.53

Increase (Decrease) From Investment Operations
Investment income, net	0.49	0.47	0.30		0.26	0.19 *
Net realized and unrealized gain (loss) on investments and
financial futures and swap contracts	(0.46)	(0.01)	—	‡	(0.10)	(0.05)
Total from investment operations	0.03	0.46	0.30		0.16	0.14

Distributions
From investment income, net	(0.50)	(0.47)	(0.33)		(0.26)	(0.24)
Net asset value, end of year	$8.82	$9.29	$9.30		$9.33	$9.43

Total Return	0.19%	5.17%	3.32%		1.74%	1.49%

Ratios/Supplemental Data
Net assets, end of period (000's)	$14,432	$123,708	$141,260		$143,773	$103,838
Ratio of operating expenses to average net assets, exclusive of
interest expense (a)	0.40%	0.38%	0.37%		0.35%	0.35%
Ratio of operating expenses to average net assets, inclusive of
interest expense (a)	0.86%	0.44%	0.39%		0.35%	0.35%
Ratio of net investment income to average net assets (a)	5.41%	5.01%	3.47%		2.45%	1.98%
Decrease in above expense ratios due to waiver of investment
advisory fees	0.26%	0.15%	0.15%		0.15%	0.16%
Portfolio Turnover	39%	115%	176%		165%	190%

(a)	Net of waivers
‡	Rounds to less than $0.01
*	Calculation based on average shares outstanding

Financial Highlights | 41

U.S. Inflation-Indexed Portfolio
Financial Highlights — Investor Class

For a share outstanding throughout the period:

	For the Period From
	April 12, 2007* to
	December 31, 2007
Per Share Data
Net asset value, beginning of period	$10.00

Increase (Decrease) From Investment Operations
Investment income, net	0.38
Net realized and unrealized gain (loss) on investments and
financial futures contracts	0.49
Total from investment operations	0.87

Distributions
From investment income, net	(0.37)
From net realized gain on investments and financial
futures contracts
From return of capital
Total distributions	(0.37)
Net asset value, end of period	$10.50

Total Return	8.95%	(b)

Ratios/Supplemental Data
Net assets, end of period (000's)	$43
Ratio of operating expenses to average net assets,
exclusive of interest expense (a)	0.60%	(c)
Ratio of operating expenses to average net assets,
inclusive of interest expense (a)	0.60%	(c)
Ratio of net investment income to average net assets (a)	4.47%	(c)
Decrease in above expense ratios due to waiver of
investment advisory fees	0.58%	(c)
Portfolio Turnover	316%	(b)

(a)	Net of waivers.
(b)	Not annualized
(c)	Annualized
*	Commencement of operations

42 | Financial Highlights

International Portfolio
Financial Highlights

For a share outstanding throughout the period:

	For theYears Ended December 31,
	2007	2006	2005	2004	2003
Per Share Data
Net asset value, beginning of year	$7.61	$7.30	$9.09	$8.81	$8.67

Increase (Decrease) From Investment Operations
Investment income, net	0.23	0.22 *	0.22 *	0.21 *	0.20
Net realized and unrealized gain (loss) on investments, financial futures
contracts and foreign currency related transactions	0.53	0.27	(1.08)	0.77	1.46
Total from investment operations	0.76	0.49	(0.86)	0.98	1.66

Distributions
From investment income, net	(0.20)	(0.01)	(0.62)	(0.62)	(1.32)
From net realized gain on investments, financial futures and foreign
currency related transactions	—	—	(0.10)	(0.08)	(0.20)
From return of capital	—	(0.17)	(0.21)	—	—
Total distributions	(0.20)	(0.18)	(0.93)	(0.70)	(1.52)
Net asset value, end of period	$8.17	$7.61	$7.30	$9.09	$8.81

Total Return	10.04%	6.93%	(9.77% )	12.17%	20.25%

Ratios/Supplemental Data
Net assets, end of period (000's)	$68.584	$87,999	$74,589	$82,880	$79,542
Ratio of operating expenses to average net assets, exclusive of
interest expense (a)	0.92%	0.81%	0.75%	0.76%	0.71%
Ratio of operating expenses to average net assets, inclusive of
interest expense (a)	0.92%	0.81%	0.75%	0.76%	0.71%
Ratio of net investment income to average net assets (a)	3.30%	2.93%	2.68%	2.44%	2.22%
Decrease in above expense ratios due to waiver of investment
advisory fees	N/A	N/A	N/A	N/A	0.01%
Portfolio Turnover	145%	61%	79%	221%	223%

(a)	Net of waivers
*	Calculation based on average shares outstanding

Financial Highlights | 43

Global Inflation-Indexed Hedged Portfolio
Financial Highlights — Investor Class

For a share outstanding throughout the period:

	For the Period From
	Marchl 26, 2007* to
	December 31, 2007
Per Share Data
Net asset value, beginning of period	$10.00

Increase (Decrease) From Investment Operations
Investment income, net	0.35
Net realized and unrealized gain (loss) on investments and
financial futures contracts	0.24
Total from investment operations	0.59

Distributions
From investment income, net	(0.27)
From net realized gain on investments and financial
futures contracts
From return of capital
Total distributions
Net asset value, end of period	$10.32

Total Return	6.10%	(b)

Ratios/Supplemental Data
Net assets, end of period (000's)	$55
Ratio of operating expenses to average net assets,
exclusive of interest expense (a)	0.75%	(c)
Ratio of operating expenses to average net assets,
inclusive of interest expense (a)	0.75%	(c)
Ratio of net investment income to average net assets (a)	5.09%	(c)
Decrease in above expense ratios due to waiver of
investment advisory fees	1.86%	(c)
Portfolio Turnover	435%	(b)

(a)	Net of waivers.
(b)	Annualized.
(c)	Not annualized.
*	Commencement of operations
**	Commencement of operations

44 | Financial Highlights

SERVICE PROVIDERS

  Management and support services are provided to the Funds by several organizations:

          Investment Adviser and Administrator:
          American Independence Financial Services, LLC
          335 Madison Avenue, Mezzanine
          New York, NY 10017

          Custodian: INTRUST Bank NA
          105 North Main Street
          Wichita, KS 67202

          Transfer Agent: Boston Financial Data Services, Inc.
          2 Heritage Drive
          Quincy, MA 02171

          Distributor: Foreside Distribution Services, L.P.
          Ground Floor
          Two Portland Square
          Portland, ME 04101

Service Providers | 45

NOTICE OF PRIVACY POLICY & PRACTICES

American Independence Funds Trust recognizes and respects the privacy concerns and expectations of our customers(1).

We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the American Independence Funds.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

>   Account Applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;

>   Account History, including information about the transactions and balances in a customer's accounts; and

>   Correspondence, written, telephonic or electronic between a customer and American Independence Funds or service providers to the American Independence Funds.

Disclosure of Customer Information

We may disclose all of the information described above to certain third parties who are not affiliated with the American Independence Funds under one or more of these circumstances:

>   As Authorized -- if you request or authorize the disclosure of the information.

>   As Permitted by Law -- for example, sharing information with companies who maintain or service customer accounts for the American Independence Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

>   Under Joint Agreements -- we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

Security of Customer Information

We require service providers to the American Independence Funds:

>   to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the American Independence Funds; and

>   to maintain physical, electronic and procedural safeguards that complies with federal standards to guard non public personal information of customers of the American Independence Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of American Independence Funds.
__________
(1) For purposes of this notice, the terms "customer" or "customers" includes individuals who provide nonpublic personal information to American Independence Funds, but do not invest in American Independence Funds shares.

46 | Notice Of Privacy Policy & Practices

For more information

You will find more information about the Funds in the following documents:

Annual and Semi-Annual Reports  The Funds’ annual and semi-annual reports, when available, contain additional information on each Fund’s investments. In the annual report you will find a discussion of the market conditions and investment strategies that had a significant effect on the Funds’ performance during the last fiscal year.

Statement of Additional Information (SAI)  The SAI contains detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling 1-888-266-8787, visiting the Funds’ website at www.aifunds.com or writing to:

American Independence Funds
335 Madison Avenue, Mezzanine
New York, NY 10017
1-866-410-2006
www.aifunds.com

If you buy your shares through a financial institution, you may contact your institution for more information.

You may review and obtain copies of the Funds’ documents by visiting the Public Reference Room of the Securities and Exchange Commission (the “Commission”) in Washington, DC. You may also obtain copies of the Funds’ documents after paying a duplicating fee by writing to the Commission’s Public Reference Section, Washington, DC 20549-0102 or by electronic request to publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Reports and other information about the Funds are also available on the EDGAR Database on the Commission’s website at http://www.sec.gov.

The Funds’ Investment Company Act File No. is 811-21757.

INSTITUTIONAL CLASS

The American Independence Funds	Prospectus

Ultra Short Bond Fund
U.S. Inflation-Indexed Fund
International Bond Fund
Global Inflation-Indexed Hedged Fund

NOT FDIC Insured. May lose value. No bank guarantee.

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

American Independence Financial Services LLC is a limited liability company.

The Notice of Privacy Policy and Practices of the Funds is included with this Prospectus, but is not considered to be a part of the Prospectus.

Inside This Prospectus

Descriptions of each fund's goal, strategy, and main risks, along with information on costs, and the individuals who manage the funds.

About the Funds	American Independence Funds
	Ultra Short Bond Fund	1
	U.S. Inflation-Indexed Fund	5
	International Bond Fund	9
	Global Inflation-Indexed Hedged Fund	13
	Principal Investment Risks	17
	The Investment Adviser	19

How to Invest	How To Buy Fund Shares	24
	How To Sell and Exchange Fund Shares	26
	Shareholder Services and Policies	28
	Information, instructions, and policies to know
	about your fund account and transactions	30
	Distributions and Taxes	34
	Financial Highlights	36
	Notice of Privacy Policy	41

TICKER SYMBOL |	FFSTX
CUSIP NUMBER |	30242R105

AMERICAN INDEPENDENCE FUNDS

Ultra Short Bond Fund

The Fund’s goal is to provide investors with as high a level of total return as may be consistent with the preservation of capital and to maintain liquidity by investing primarily in high quality short-term debt securities.

MAIN STRATEGIES

The Fund’s investment philosophy emphasizes a fundamental approach to managing fixed income assets with a goal of delivering consistent investment returns. The strategies employ a top-down, macroeconomic approach to determine the Fund’s positioning on the yield curve, duration, maturity, and sector allocation. The Fund then initiates a process of security analysis based on several factors including, but not limited to, economic trends, inflation, and fiscal policy. This strategy seeks to outperform the Merrill Lynch 3-6 Month Treasury Index before deducting for Fund expenses. (The Merrill Lynch 3-6 Month Treasury Index is one of four sub-indices of the 0-1 year U.S. Treasury Bond Index, which is a capitalization-weighted basket of all outstanding U.S. Treasury Notes and Bonds having less than one year remaining term to maturity and a minimum amount outstanding of $1 billion. The index is not available for investment and, unlike the Fund, does not incur expenses.)

Main types of securities the Fund may hold

>   Asset-Backed Securities

>   Bank Obligations

>   Corporate Debt Instruments

>   Derivative Instruments

>   Money Market Instruments

>   Mortgage-Backed Securities

>   Repurchase and Reverse Repurchase Agreements

>   U.S. Government and Agency Securities

Major policies/limits

>   Although the value of the Fund’s shares will fluctuate, under normal market conditions, the Fund’s adviser will seek to manage the magnitude of fluctuation by maintaining the Fund's U.S. dollar-weighted average duration to be 1 year or less. As of March 31, 2008 the average weighted duration of the Merrill Lynch 3-6 Month Treasury Index was 91.5 days. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

>   Under normal circumstances, at least 80% of the Fund's net assets (including borrowings for investment purposes) must be invested in U.S. dollar-denominated debt securities having an effective maturity of less than 24 months.

>   The Fund will invest in derivatives for hedging and non-hedging purposes, such as to manage the effective duration of the Fund or as a substitute for direct investment.

>   For temporary defensive purposes, up to 100% of the Fund's total assets may be invested in U.S. government securities, cash or cash equivalent securities. These defensive strategies may prevent the Fund from achieving its investment objective.

>   The Fund is "diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). Under normal circumstances, the Fund will invest more than 25% of its total assets in the Banking and Finance industry. For purposes of this limitation, the Banking and Finance industry is deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset- and mortgage-backed securities.

Ultra Short Bond Fund | 1

>   The Fund will invest in bonds that are rated, at the time of purchase, with a minimum quality rating of (1):

		S&P	Moody’s
S&P:	Moody's:	(Short-Term):	(Short-Term):	Fitch:
BBB-	Baa3	A-2	P-2	BBB-

The Fund will seek to maintain an average Fund Quality rating of AA- (Aa3).

(1) To remain in line with the benchmark index, the Fund deems a security to be investment grade so long as one rating agency so rates it. When rating agencies differ (“split ratings’), the minimum acceptable rating from the agency with the lower rating is set forth above.

RISK FACTORS

The value of the Fund’s investments, and the value of your investments in the Fund will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. See Pages 17 and 18 for a more detailed explanation.

This principal risk factors of the Fund are:

Banking industry risk
Concentration risk
Credit risk
Derivatives risk
Duration risk
Interest rate risk
Liquidity risk
Prepayment risk

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the FFTW U.S. Short-Term Portfolio (the predecessor fund) on April 18, 2008. In the reorganization, the predecessor fund exchanged all of its assets for the shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Advisor Class shares. As a result of the reorganization, the Fund will carry forward the performance of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Advisor Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charge (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher.

FUND PERFORMANCE

The bar chart listed below shows how the Ultra Short Bond Fund and its predecessor have performed from year to year. The table below it compares the Fund's performance over time to that of the Merrill Lynch 3-6 month Index, a widely recognized, unmanaged index generally representative of short-term securities. This table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. The Fund has been in existence since December 6, 1989, but until April 18, 2008, the Fund was organized as the U.S. Short-Term Portfolio of the former FFTW Funds, Inc.

The returns for Institutional Class, Class A and Class C shares will differ because of differences in expenses of each class. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART AND TABLE YEAR-BY-YEAR TOTAL RETURNS – INSTITUTIONAL CLASS(1)

Both the bar chart and the table assume reinvestment of dividends and distributions and reflect contractual and voluntary fee reductions. Without such fee reduction, the Fund's performance would have been lower.

During the ten-year period shown in the Ultra Short Bond Fund's bar chart, the highest quarterly return was 2.02% (quarter ending 12/31/00) and the lowest quarterly return was -1.43% (quarter ending 09/30/07).

(1) Institutional Class Shares were previously called Advisor Class. These figures are for the year ended December 31 of each year.

2 | Ultra Short Bond Fund

	AVERAGE ANNUAL TOTAL RETURNS
	One Year	Five Years	Ten Years
	Ended	Ended	Ended
	December 31,	December 31,	December 31,
	2007	2007	2007
ULTRA SHORT BOND FUND – INSTITUTIONAL CLASS(1)
Return Before Taxes	0.19%	2.37%	3.43%
Return After Taxes on Distributions	-1.71%	0.98%	1.74%
Return After Taxes on Distributions and Sale of Fund Shares	0.13%	1.22%	1.90%
Merrill Lynch 3-6 Month Treasury Index**	7.32%	3.12%	4.75%

(1) For current information, including the Fund’s 30 day yield, call 1-888-266-8787.
*  After tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.
** The indices listed in the chart above do not reflect deductions for fees, expenses or taxes.

Ultra Short Bond Fund | 3

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (Fees paid directly from your account)	Institutional Class Shares
Maximum sales charge (load) imposed on Purchases (as a percentage
of offering price)	None
Maximum deferred sales charge (as a percentage of the Net Asset
Value at purchase)	None
Redemption Fee	None
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.30%
Distribution (12b-1) and Service Fees	None
Interest Expense	0.02%
Other Expenses(1)	0.77%
Total Annual Fund operating Expenses Before Reductions	1.09%
Expense Reductions(2)	(0.70%)
Total Annual Fund Operating Expenses After Reductions	0.39%

(1) Other Expenses are based on estimated amounts for the current fiscal year restated.
(2) American Independence Financial Services, LLC (“AIFS”) has contractually agreed to reduce the management fee and reimburse expenses until March 31, 2013 in order to keep the Total Annual Fund Operating Expenses (excluding interest expense) at 0.37%. This reduction lowers the expense ratio and increases overall returns to investors.

EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same.

It also assumes that you invested $10,000, earned 5% annual returns and reinvest all dividends and distributions. This is only an example; actual expenses may be different.

Performance shown reflect contractual fees and expense reductions as outlined in footnote (2) above.

		1 Year	3 Years	5 Years	10 Years
	Institutional Class Shares	$40	$125	$219	$971

4 | Ultra Short Bond Fund

TICKER SYMBOL |	FFIHX
CUSIP NUMBER |	30242R824

AMERICAN INDEPENDENCE FUNDS

U.S. Inflation-Indexed Fund

The Fund’s goal is to provide investors with a high level of total return in excess of inflation as may be consistent with the preservation of capital by investing primarily in bonds that are denominated in U.S. dollars and that have a coupon rate and/or principal amount linked to the inflation rate, and derivative instruments denominated in U.S. dollars whose returns are linked to the inflation rate.

MAIN STRATEGIES

The Fund’s investment philosophy emphasizes a fundamental approach to managing fixed income assets with a goal of delivering consistent investment returns. The strategies employ a top-down, macroeconomic approach to determine the Fund’s positioning on the yield curve, duration, maturity, and sector allocation. The Fund then initiates a process of security analysis based on several factors including, but not limited to, economic trends, inflation, and fiscal policy. This strategy seeks to outperform the Lehman Brothers U.S. Treasury Inflation Note Index before deducting for fund expenses. (The Lehman Brothers U.S. Treasury Inflation Note Index is comprised of bonds that have cash flows linked to an inflation index. These securities protect against adverse inflation and provide a minimum level of real return. Each bond in the Index will be adjusted monthly for changes in the Consumer Price Index ("CPI") (non-seasonally adjusted). All bonds included in the Index are issued by the U.S. Treasury. In addition, the bonds must have more than one year to maturity. The index is not available for investment and, unlike the Fund, does not incur expenses.)

Main types of securities the Fund may hold

>   Derivative Instruments

>   Inflation-Indexed Securities

Major policies/limits

>   Although the value of the Fund’s shares will fluctuate, under normal market conditions, the Fund’s adviser will seek to manage the magnitude of fluctuation by limiting the Fund’s duration. The Fund’s U.S. dollar-weighted average real duration generally will not differ from the weighted average duration of the Lehman Brothers U.S. Treasury Inflation Note Index by more than 2 years. As of March 31, 2008 the average weighted duration of the Lehman Brothers U.S. Treasury Inflation Notes Index was 8.33 years. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

>   Under normal circumstances, at least 80% of the Fund's net assets (including borrowings for investment purposes) must be invested in inflation-indexed securities that are denominated in U.S. dollars and derivative instruments denominated in U.S. dollars whose returns are linked to the inflation rate.

>   The Fund will invest in derivatives as a substitute for direct investment in inflation-indexed securities. In addition, up to 20% of the Fund’s net assets (including borrowings for investment purposes) may be invested in foreign inflation-indexed securities (sovereign issues only) whose returns may be hedged into U.S. dollars, U.S. government and agency securities that are not indexed to inflation, and corporate bonds denominated in U.S. dollars or foreign currencies.

>   For temporary defensive purposes, up to 100% of the Fund's total assets may be invested in U.S. government securities (including those not indexed for inflation), cash or cash equivalent securities. These defensive strategies may prevent the Fund from achieving its investment objective.

>   The Fund is "non- diversified" under the 1940 Act, meaning that it may invest in securities of a limited number of issuers.

U.S. Inflation-Indexed Fund | 5

>   The Fund will invest in bonds that are rated, at the time of purchase, with a minimum quality rating of (1):

		S&P	Moody’s
S&P:	Moody's:	(Short-Term):	(Short-Term):	Fitch:
BBB-	Baa3	A-2	P-2	BBB-

The Fund will seek to maintain an average Fund Quality rating of AA- (Aa3).

(1) To remain in line with the benchmark index, the Fund deems a security to be investment grade so long as one rating agency so rates it. When rating agencies differ (“split ratings’), the minimum acceptable rating from the agency with the lower rating is set forth above.

RISK FACTORS

The value of the Fund’s investments, and the value of your investments in the Fund will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. See Pages 17 and 18 for a more detailed explanation.

This principal risk factors of the Fund are:

Credit risk
Currency risk
Derivatives risk
Duration risk
Interest rate risk
Liquidity risk
Non-diversification risk
Prepayment risk

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the FFTW U.S. Inflation-Indexed Portfolio (the predecessor fund) on April 18, 2008. In the reorganization, the predecessor fund exchanged all of its assets for the shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Advisor Class shares. As a result of the reorganization, the Fund will carry forward the performance of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Advisor Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charge (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher.

FUND PERFORMANCE

The bar chart listed below shows how the U.S. Inflation-Indexed Fund and its predecessor have performed from year to year. The table below it compares the Fund's performance over time to those of the Lehman Brothers U.S. Treasury Inflation Note Index. This table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. The Fund has been in existence since January 2, 2001, but until April 18, 2008, the Fund was organized as the U.S. Inflation-Indexed Portfolio of the former FFTW Funds, Inc.

The returns for Institutional Class, Class A and Class C shares will differ because of differences in expenses of each class. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART AND TABLE YEAR-BY-YEAR TOTAL RETURNS – INSTITUTIONAL CLASS(1)

Both the bar chart and the table assume reinvestment of dividends and distributions and reflect contractual and voluntary fee reductions. Without such fee reduction, the Fund's performance would have been lower.

During the six-year period shown in the U.S. Inflation-Indexed Fund's bar chart, the highest quarterly return was 7.88% (quarter ending 9/30/02) and the lowest quarterly return was -2.87% (quarter ending 6/30/04).

(1) Institutional Class Shares were previously called Advisor Class. These figures are for the year ended December 31 of each year.

6 | U.S. Inflation-Indexed Fund

	AVERAGE ANNUAL TOTAL RETURNS
	One Year	Five Years
	Ended	Ended
	December 31,	December 31,	Since
U.S. INFLATION-INDEXED FUND – INSTITUTIONAL CLASS(1) *	2007	2007	Inception**
Return Before Taxes	11.25%	6.54%	7.87%
Return After Taxes on Distributions	9.17%	4.24%	5.43%
Return After Taxes on Distributions and Sale of Fund Shares	7.23%	4.30%	5.33%
Lehman Brothers U.S. Treasury Inflation Note Index***	11.63%	6.27%	7.79%

(1)  For current information, including the Fund’s 30 day yield, call 1-888-266-8787.
*   After tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.
**  The inception date for the U.S. Inflation-Indexed Fund was January 2, 2001.
*** The indices listed in the chart above do not reflect deductions for fees, expenses or taxes.

U.S. Inflation-Indexed Fund | 7

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your account)	Institutional Class Shares
Maximum sales charge (load) imposed on Purchases (as a percentage
of offering price)	None
Maximum deferred sales charge (as a percentage of the Net Asset
Value at purchase)	None
Redemption Fee	None
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.40%
Distribution (12b-1) and Service Fees	None
Other Expenses(1)	0.32%
Total Annual Fund operating Expenses Before Reductions	0.72%
Expense Reductions(2)	(0.40%	)
Total Annual Fund Operating Expenses After Reductions	0.32%

(1) Other Expenses are based on estimated amounts for the current fiscal year restated.

(2) AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 31, 2013 in order to keep the Total Annual Fund Operating Expenses (excluding interest expense) at 0.32%. This reduction lowers the expense ratio and increases overall returns to investors.

EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same.

It also assumes that you invested $10,000, earned 5% annual returns and reinvest all dividends and distributions. This is only an example; actual expenses may be different.

Performance shown reflect contractual fee and expense reductions as outlined in footnote (2) above.

		1 Year	3 Years	5 Years	10 Years
	Institutional Class Shares	$33	$103	$180	$683

8 | U.S. Inflation-Indexed Fund

TICKER SYMBOL I	FFIFX
CUSIP NUMBER I	30242R881

AMERICAN INDEPENDENCE FUNDS

International Bond Fund

The Fund’s goal is to provide investors with as high a level of total return as may be consistent with the preservation of capital by principally investing directly or indirectly in fixed income securities and other financial instruments to gain exposure to issuers located outside the United States.

MAIN STRATEGIES

The Fund’s investment philosophy emphasizes a fundamental approach to managing fixed income assets with a goal of delivering consistent investment returns. The strategies employ a top-down, macroeconomic approach to determine the Fund’s positioning on the yield curve, duration, maturity, and sector allocation. The Fund then initiates a process of security analysis based on several factors including, but not limited to, economic trends, inflation, and fiscal policy. This strategy seeks to outperform the Lehman Brothers Global Aggregate Index (ex-USD) before deducting for Fund expenses. (The Lehman Brothers Global Aggregate Index (ex-USD) provides a broad-based measure of the international investment grade bond market. The Lehman Brothers Global Aggregate Index (ex-USD) combines non-U.S. dollar-denominated versions of the Pan-European Index and the Japanese, Canadian, Australian and New Zealand components of the Global Treasury Index. The index is not available for investment and, unlike the Fund, does not incur expenses).

Main types of securities the Fund may hold

>   Asset-Backed Securities

>   Bank Obligations

>   Corporate Debt Instruments

>   Derivative Instruments

>   Government Debt Instruments

>   Interest Rate Futures

>   Mortgage-Backed Securities

Major policies/limits

>   Although the value of the Fund’s shares will fluctuate, under normal market conditions, the Fund’s adviser will seek to manage the magnitude of fluctuation by limiting the Fund’s duration. As of March 31, 2008 the average weighted duration of the Lehman Brothers Global Aggregate Index was 5.68 years. The Fund’s weighted average duration generally will not differ from the weighted average duration of the Lehman Brothers Global Aggregate Index (ex-USD) by more than 2 years. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Under normal market conditions, the Fund invests primarily in the fixed income securities of companies located outside the U.S., including emerging markets.  The Fund will invest, under normal circumstances, at least 80% of its net assets in “foreign issues” as defined below.  Under normal circumstances, the Fund will not exceed 20% of net assets in developing countries or emerging market securities.

For the purpose of the Fund’s investments, “foreign issues” means those securities issued by companies:

>   whose principal securities trading markets are outside the U.S.; or

>   that are linked to non-U.S. dollar currencies; or

>   that are organized under the laws of, or with the principal office in, a country other than the U.S.

>   The Fund will maintain investments in debt securities and their related instruments of issuers from at least three different countries other than the United States. At least 65% of the Fund's total assets will be invested in debt securities and their related instruments from jurisdictions outside the U.S.

>   The Fund will invest in derivatives, such as options, futures, forward contracts and swap agreements, for hedging and non-hedging purposes, such as to manage the effective duration of the Fund or as a substitute for direct investment, including to increase exposure to the global markets.

>   For temporary defensive purposes, up to 100% of the Fund's total assets may be invested in U.S. government securities, cash or cash equivalent securities. These defensive strategies may prevent the Fund from achieving its investment objective.

>   The Fund is "non-diversified" under the 1940 Act, meaning that it may invest in a limited number of issuers. Under normal circumstances, the Fund will invest more than 25% of its total assets in the Banking and Finance industry. For purposes of this limitation, the Banking and Finance industry is deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset- and mortgage-backed securities.

International Bond Fund | 9

>   The Fund will invest in bonds that are rated, at the time of purchase, with a minimum quality rating of (1):

		S&P	Moody’s
S&P:	Moody's:	(Short-Term):	(Short-Term):	Fitch:
BB+	Ba1	A-2	P-2	BB+

The Fund will seek to maintain an average Fund Quality rating of A- (A3).

(1) To remain in line with the benchmark index, the Fund deems a security to be investment grade so long as one rating agency so rates it. When rating agencies differ (“split ratings’), the minimum acceptable rating from the agency with the lower rating is set forth above.

RISK FACTORS

The value of the Fund’s investments, and the value of your investments in the Fund will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. See Pages 17 and 18 for a more detailed explanation.

This principal risk factors of the Fund are:

Banking industry risk
Concentration risk
Credit risk
Currency risk
Derivatives risk
Duration risk
Foreign risk
Interest rate risk
Liquidity risk
Non-diversification risk
Prepayment risk

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the FFTW International Portfolio (the predecessor fund) on April 18, 2008. In the reorganization, the predecessor fund exchanged all of its assets for the shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Advisor Class shares. As a result of the reorganization, the Fund will carry forward the performance of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Advisor Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charge (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher.

FUND PERFORMANCE

The bar chart listed below shows how the International Bond Fund and its predecessor have performed from year to year. The table below it compares the Fund's performance over time to those of the Lehman Brothers Global Aggregate Index (ex-USD). This table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. The Fund has been in existence since May 9, 1996, but until April 18, 2008, the Fund was organized as the International Portfolio of the former FFTW Funds, Inc.

The returns for Institutional Class, Class A and Class C shares will differ because of differences in expenses of each class. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART AND TABLE YEAR-BY-YEAR TOTAL RETURNS – INSTITUTIONAL CLASS(1)

Both the bar chart and the table assume reinvestment of dividends and distributions and reflect contractual and voluntary fee reductions. Without such fee reduction, the Fund's performance would have been lower.

During the ten-year period shown in the International Bond Fund’s bar chart, the highest quarterly return was 13.95% (quarter ending 6/30/02) and the lowest quarterly return was -5.28% (quarter ending 3/31/99).

(1) Institutional Class Shares were previously called Advisor Class. These figures are for the year ended December 31 of each year.

10 | International Bond Fund

	AVERAGE ANNUAL TOTAL RETURNS
	One Year	Five Years	Ten Years
	Ended	Ended	Ended
	December 31,	December 31,	December 31,
INTERNATIONAL BOND FUND – INSTITUTIONAL CLASS(1) *	2007	2007	2007
Return Before Taxes	10.04%	7.45%	6.25%
Return After Taxes on Distributions	9.04%	4.67%	3.92%
Return After Taxes on Distributions and Sale of Fund Shares	6.48%	4.73%	3.94%
Lehman Brothers Global Aggregate Index (ex-USD) **	11.03%	8.07%	6.06%

(1) For current information, including the Fund’s 30 day yield, call 1-888-266-8787.
*  After tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.
** The indices listed in the chart above do not reflect deductions for fees, expenses or taxes.

International Bond Fund | 11

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your account)	Institutional Class Shares
Maximum sales charge (load) imposed on Purchases (as a percentage
of offering price)	None
Maximum deferred sales charge (as a percentage of the Net Asset
Value at purchase)	None
Redemption Fee	None
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.40%
Distribution (12b-1) and Service Fees	None
Other Expenses(1)	0.52%
Total Annual Fund operating Expenses Before Reductions	0.92%
Expense Reductions(2)	(0.03%	)
Total Annual Fund Operating Expenses After Reductions	0.89%

(1) Other Expenses are based on estimated amounts for the current fiscal year restated.
(2) AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 31, 2013 in order to keep the Total Annual Fund Operating Expenses (excluding interest expense) at 0.89%. This reduction lowers the expense ratio and increases overall returns to investors.

EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same.

It also assumes that you invested $10,000, earned 5% annual returns and reinvest all dividends and distributions. This is only an example; actual expenses may be different.

Performance shown reflect contractual fees and expense reductions as outlined in footnote (2) above.

		1 Year	3 Years	5 Years	10 Years
	Institutional Class Shares	$91	$284	$493	$1,116

12 | International Bond Fund

TICKER SYMBOL I	FFGPX
CUSIP NUMBER I	30242R832

AMERICAN INDEPENDENCE FUNDS

Global Inflation-Indexed Hedged Fund

The Fund’s goal is to provide investors with as high a level of return in excess of inflation as may be consistent with the preservation of capital by investing primarily in securities from worldwide bond markets that are denominated in both U.S. dollars and foreign currencies and have a coupon rate and/or principal amount linked to the local or regional inflation rate.

MAIN STRATEGIES

The Fund’s investment philosophy emphasizes a fundamental approach to managing fixed income assets with a goal of delivering consistent investment returns. The strategies employ a top-down, macroeconomic approach to determine the Fund’s positioning on the yield curve, duration, maturity, and sector allocation. The Fund then initiates a process of security analysis based on several factors including, but not limited to, economic trends, inflation, and fiscal policy. This strategy seeks to outperform the Barclays Global Inflation-Linked Bond Index Hedged before deducting for Fund expenses. (The Barclays Global Inflation-Linked Bond Index Hedged is comprised of sovereign inflation-linked debt currently issued in Australia, Canada, France, Germany, Italy, Japan, Sweden, the United States and the United Kingdom, with returns expressed in U.S. dollar hedged terms. Other countries may be added to the Index from time to time. The index is not available for investment and, unlike the Portfolio, does not incur expenses.)

Main types of securities the Fund may hold

>   Derivative Instruments

>   Inflation-Indexed Securities

Major policies/limits

>   Although the value of the Fund’s shares will fluctuate, under normal market conditions, the Fund’s adviser will seek to manage the magnitude of fluctuation by limiting the Fund’s duration. The Fund’s U.S. dollar-weighted average real duration generally will not differ from the weighted average duration of the Barclays Global Inflation-Linked Bond Index Hedged by more than 2 years. As of March 31, 2008 the average weighted duration of the Barclays Global Inflation-Linked Bond Index was 9.58 years. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

>   Under normal circumstances, at least 80% of the Fund's net assets (including borrowings for investment purposes) must be invested in inflation-indexed securities. The Fund will attempt to actively utilize currency hedging techniques. The Fund is not required to invest any minimum percentage of its assets in debt securities of issuers located outside the U.S. nor in any minimum number of countries or currencies.

Under normal circumstances, the Fund will hold 40% in foreign securities of issuers located outside the U.S..

For the purpose of the Fund’s investments, “foreign issues” means those securities issued by companies:

>   whose principal securities trading markets are outside the U.S.; or

>   that are linked to non-U.S. dollar currencies; or

>   that are organized under the laws of, or with the principal office in, a country other than the U.S.

>   The Fund will invest in derivatives for hedging and non-hedging purposes, such as to manage the effective duration of the Fund or as a substitute for direct investment.

>   For temporary defensive purposes, up to 100% of the Fund's total assets may be invested in U.S. government securities (including those not indexed for inflation), cash or cash equivalent securities. These defensive strategies may prevent the Fund from achieving its investment objective.

>   The Fund is "non-diversified" under the 1940 Act, meaning that it may invest in securities of a limited number of issuers. Under normal circumstances, the Fund will invest more than 25% of its total assets in securities issued by the foreign governments included in the Index (the “Government Group”). Except for securities issued by the Government Group, the Fund will not invest more than 25% of its total assets in any industry or foreign government. If the Fund invests more than 25% of its total assets in securities of a single issuer in the Government Group, the percentage of that issuer’s securities in the Fund will not be more than 15 percentage points higher than that issuer’s weighting in the Barclays Global Inflation-Linked Bond Index Hedged, the Fund’s benchmark index, or any replacement benchmark index that is selected and approved by the Board of Trustees of the American Independence Funds Trust (the “Trust”). In the event that the Trust’s Board of Trustees seeks to replace the Fund’s benchmark index, the Fund’s shareholders will be given sixty (60) days’ prior notice of the change.

Global Inflation-Indexed Hedged Fund | 13

>   The Fund will invest in bonds that are rated, at the time of purchase, with a minimum quality rating of (1):

		S&P	Moody’s
S&P:	Moody's:	(Short-Term):	(Short-Term):	Fitch:
BBB-	Baa3	A-2	P-2	BBB-

The Fund will seek to maintain an average Fund Quality rating of AA- (Aa3).

(1) To remain in line with the benchmark index, the Fund deems a security to be investment grade so long as one rating agency so rates it. When rating agencies differ (“split ratings’), the minimum acceptable rating from the agency with the lower rating is set forth above.

RISK FACTORS

The value of the Fund’s investments, and the value of your investments in the Fund will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. See Pages 17 and 18 for a more detailed explanation.

This principal risk factors of the Fund are:

Concentration risk
Credit risk
Currency risk
Derivatives risk
Duration risk
Foreign risk
Interest rate risk
Liquidity risk
Non-diversification risk
Prepayment risk

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the FFTW Global Inflation-Indexed Hedged Portfolio (the predecessor fund) on April 18, 2008. In the reorganization, the predecessor fund exchanged all of its assets for the shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Advisor Class shares. As a result of the reorganization, the Fund will carry forward the performance of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Advisor Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charge (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher.

FUND PERFORMANCE

The bar chart listed below shows how the Global Inflation-Indexed Hedged Fund and its predecessor have performed from year to year. The table below it compares the Fund's performance over time to those of the Barclays Global Inflation-Linked Bond Index Hedged. This table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. The Fund has been in existence since January 14, 2003, but until April 18, 2008, the Fund was organized as the Global Inflation-Indexed Hedged Portfolio of the former FFTW Funds, Inc.

The returns for Institutional Class, Class A and Class C shares will differ because of differences in expenses of each class. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future. The value of the Fund’s investments, and the value of your investments in the Fund will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. See Page 17 for a more detailed explanation.

PERFORMANCE BAR CHART AND TABLE YEAR-BY-YEAR TOTAL RETURNS – INSTITUTIONAL CLASS(1)

Both the bar chart and the table assume reinvestment of dividends and distributions and reflect contractual and voluntary fee reductions. Without such fee reduction, the Fund's performance would have been lower.

During the four-year period shown in the Global Inflation-Indexed Hedged Fund’s bar chart, the highest quarterly return was 4.17% (quarter ending 9/30/07) and the lowest quarterly return was -2.04% (quarter ending 3/31/06).

(1) Institutional Class Shares were previously called Advisor Class. These figures are for the year ended December 31 of each year.

14 | Global Inflation-Indexed Hedged Fund

	AVERAGE ANNUAL TOTAL RETURNS
	One Year	Three Years
	Ended	Ended
	December 31,	December 31,	Since
GLOBAL INFLATION-INDEXED HEDGED FUND – INSTITUTIONAL CLASS(1) *	2007	2007	Inception**
Return Before Taxes	7.15%	4.45%	5.80%
Return After Taxes on Distributions **	5.85%	2.59%	3.85%
Return After Taxes on Distributions and Sale of Fund Shares	4.60%	2.71%	3.82%
Barclays Global Inflation-Linked Bond Index (Hedged)***	7.85%	4.96%	6.04%

(1)  For current information, including the Fund’s 30 day yield, call 1-888-266-8787.
*   After tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.
**  The inception date for the Fund was January 14, 2003.
*** The indices listed in the chart above do not reflect deductions for fees, expenses or taxes.

Global Inflation-Indexed Hedged Fund | 15

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your account)	Institutional Class Shares
Maximum sales charge (load) imposed on Purchases (as a percentage
of offering price)	None
Maximum deferred sales charge (as a percentage of the Net Asset
Value at purchase)	None
Redemption Fee	None
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.40%
Distribution (12b-1) and Service Fees	None
Other Expenses(1)	1.45%
Total Annual Fund operating Expenses Before Reductions	1.85%
Expense Reductions(2)	(1.38%	)
Total Annual Fund Operating Expenses After Reductions	0.47%

(1) Other Expenses are based on estimated amounts for the current fiscal year restated.
(2) AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 31, 2013 in order to keep the Total Annual Fund Operating Expenses (excluding interest expense) at 0.47%. This reduction lowers the expense ratio and increases overall returns to investors.

EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same.

It also assumes that you invested $10,000, earned 5% annual returns and reinvest all dividends and distributions. This is only an example; actual expenses may be different.

Performance shown reflect contractual fees and expense reductions as outlined in footnote (2) above.

		1 Year	3 Years	5 Years	10 Years
	Institutional Class Shares	$48	$151	$263	$1,512

16 | Global Inflation-Indexed Hedged Fund

Principal Investment Risks

"Risk" is the chance that you may lose money on an investment or that you will not earn as much as you expect. The greater the risk, the greater the possibility of losing money.

All of the Funds are affected by changes in the U.S. or foreign economies, or in individual securities.

The possibility also exists that investment decisions of portfolio managers will not accomplish what they are designed to achieve. No assurance can be given that a Fund's investment objective will be achieved.

American Independence Financial Services, LLC (“AIFS” or the “Investment Adviser”) may change the index against which a Fund’s performance is measured at any time, subject to review by the Fund’s Board of Trustees.

The Funds may invest in securities issued by the U.S. government, its agencies or sponsored enterprises. Although U.S. government securities are generally considered to be among the safest type of investment in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities and instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while others, such as FNMA, Freddie Mac and Federal Home Loan Banks (“FHLBs”), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities, or sponsored enterprises if it is not obliged to do so by law. Investments in the Ultra Short Bond Fund are neither guaranteed nor insured by the United States government.

The high portfolio turnover of each Fund may result in greater transaction costs, and may increase the amount of taxes payable by a shareholder. The risks associated with each Fund depend on its investment strategy and the types of securities it holds. The principal risks affecting each Fund are indicated as follows:

Risks:	Ultra Short Bond	International Bond	U.S. Inflation-	Global Inflation-
			Indexed	Indexed Hedged
Banking industry risk	•	•
Concentration risk	•	•		•
Credit risk	•	•	•	•
Currency risk		•	•	•
Derivatives risk	•	•	•	•
Duration risk	•	•	•	•
Foreign risk		•		•
Interest rate risk	•	•	•	•
Liquidity risk	•	•	•	•
Non-diversification risk		•	•	•
Prepayment risk	•	•	•	•

Principal Investments Risks | 17

Banking industry risk:     Investing in bank obligations exposes a Fund to risks associated with the banking industry, such as interest rate and credit risks.

Concentration risk:     A Fund that invests more than 25% of its total assets in the securities of issuers in any one industry is exposed to the risk that factors affecting that industry will have a greater effect on the Fund than they would if the Fund invested in a diversified number of unrelated industries.

Credit risk:     Debt securities are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. In addition, lower rated securities have higher risk characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments and thus default. The lower the ratings of such debt securities, the greater their credit risk.

Currency risk:     Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. When synthetic and cross-hedges are used, the net exposure of a Fund to any one currency may be different from that of its total assets denominated in such currency.

Derivatives risk:     Derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives, including futures contracts, may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

Duration risk:     Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average Fund duration will be more sensitive to changes in interest rates than a fund with a shorter average Fund duration. By way of example, the price of a bond fund with duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

Foreign risk:     Investing in foreign securities exposes a Fund to risks such as political and economic instability, currency devaluation and high inflation rates, which may result in Fund losses and higher volatility.

Interest rate risk:     Debt securities are subject to the risk that the market value will decline because of rising interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Liquidity risk:     Certain securities may be difficult or impossible to sell at favorable prices within the desired time frame.

Non-diversification risk:     A non-diversified Fund may invest a large percentage of its assets in the securities of a small number of issuers or industries than a diversified Fund. This vulnerability to factors affecting a single investment can result in greater Fund losses and volatility.

Prepayment risk:     A Fund that invests in mortgage-backed and other asset-backed securities is exposed to the risk that such securities may repay principal either faster or slower than expected.

A description of the Fund’s policies and procedures regarding the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

18 | Principal Investments Risks

Additional Risks of the American Independence Funds

Management risk     The Funds’ performance could be hurt if the Funds’ management improperly executes the Funds’ strategies.

Repurchase Agreement risk     Repurchase Agreements carry the risk that the other party may not fulfill its obligations under the Agreement. This could cause the value of your investment in a fund to decline.

Securities lending risk     To earn additional income, the Funds may lend their securities to qualified financial institutions. Although these loans are fully collateralized, a fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the Fund wishes to sell a security before its return can be arranged.

Each Fund's investment objective is fundamental which means it may not be changed without shareholder approval. With respect to the 80% investment policy of each Fund, such Fund's limitation is non-fundamental; however, shareholders will receive 60 days advance notice of any change to the limitation. Additional descriptions of the Funds' risks, strategies and investments, as well as other strategies and investments not described below, may be found in the Funds' Statement of Additional Information ("SAI"). The SAI also contains descriptions of each of the securities which the Fund may purchase.

The Investment Adviser

The investment adviser for the Funds is American Independence Financial Services, LLC (“AIFS” or the “Adviser”). The Adviser is a Delaware limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940. AIFS is based at 335 Madison Avenue, Mezzanine, New York, NY 10017.

Under the supervision of the Board of Trustees, the Adviser is responsible for managing each Fund’s portfolio in accordance with each Fund’s goal and policies. In exchange for providing these services, the Adviser receives a management fee from each fund. The management fee for each Fund will be 0.40%, except for the Ultra Short Bond Fund which is 0.30%.

AIFS has contractually agreed to waive a portion of its management fee and reimburse expenses in order to maintain the Fund’s total operating expenses at not more than the following percentages of average annual net assets of the Institutional Share classes for a period of five years:

	Ultra Short Bond Fund	0.37%
	U.S. Inflation Indexed Fund	0.32%
	International Bond Fund	0.89%
	Global Inflation-Indexed Hedged Fund	0.47%

Additional Risks of the American Independence Funds | 19

Investment Adviser

Under the investment advisory agreement, AIFS is responsible for the investment management oversight in its role as adviser to all of the Funds.

AIFS has oversight responsibility for the day-to-day management of the Funds. The Funds are co-managed by Mr. Robert A. Campbell and Mr. Eric M. Rubin.

AIFS has overall supervisory responsibilities for the general management and investment of each of the New Series’ securities portfolio, as detailed below, which are subject to review and approval by the Board of Trustees.

(a)  setting the New Series’ investment objective;

(b)  evaluating, selecting and recommending Sub-Advisers to manage the New Series’ assets;

(c)  monitoring and evaluating the performance of the Sub-Advisers, including their compliance with the investment objectives, policies and restrictions of the New Series; and

(d)  implementing procedures to ensure that the Sub-Advisers comply with the New Series’ investment objectives, policies and restrictions

Robert A. Campbell, CFA, Vice President and Portfolio Manager joined American Independence Financial Services in March, 2006. Mr. Campbell is also President of American Independence Financial Counselors, LLC, a wholly owned subsidiary of AIFS. Prior to joining AIFS, Mr. Campbell was a senior portfolio manager with Galliard Capital Management, Inc. (the previous sub-adviser to the Kansas Tax-Exempt Bond Fund) since August 2000, where he was the portfolio manager of the Kansas Tax-Exempt Bond Fund.

Prior to his employment with Galliard, Mr. Campbell served as a municipal/fixed income portfolio manager with First Commerce Investors (1997-2000), U.S. Bank/First Bank (1996-1997) and Firstier Bank (1995-1996). While at First Commerce Investors, Mr. Campbell managed two (2) fixed income mutual funds. One was a state specific municipal bond fund and the other was an intermediate taxable bond fund.

Mr. Rubin, President of the Funds, is a founding member of AIFS and President of AIFS since February, 2005. Prior to 2005, Mr. Rubin was Vice President of ING Financial Partners from June 2004 to January 2005, Senior Vice President of Mercantile Capital Advisers from April 2003 to April 2004, Senior Vice President, DST International from January 2002 to April 2003 and President of EMR Financial Services from June 2000 to February 2001.

Mr. Campbell and Mr. Rubin are also responsible for the day to day oversight of the sub-advisory relationships pertaining to the Stock Fund, International Equity Fund, Financial Services Fund and NestEgg Dow Jones Target Date Funds.

For additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the funds he manages, please consult the SAI.

20 | Portfolio Managers

Sub-Advisers

FISCHER FRANCIS TREES & WATTS, INC. (“FFTW (NY)”), a New York corporation and three of its affiliates, FISCHER FRANCIS TREES & WATTS (“FFTW (UK)”), a corporate partnership organized under the laws of the United Kingdom, FISCHER FRANCIS TREES & WATTS, PTE LTD (“FFTW (Singapore)”), a Singapore corporation, and FISCHER FRANCIS TREES & WATTS, LTD KABUSHIKI KAISHA (“FFTW (Japan)”), a Japanese corporation (collectively referred to as the “Sub-Adviser") serve as the Sub-Adviser to the Funds. The Sub-Adviser conducts investment research and is responsible for the purchase, sale or exchange of the Funds' assets. Organized in 1972, the Sub-Adviser is registered with the Commission and is a New York corporation that, with its affiliated companies, managed approximately $31.4 billion in assets, as of December 31, 2007, for numerous fixed- income portfolios.

The Sub-Adviser, together with its affiliates, currently advises institutional clients including banks, central banks and pension funds. The Sub-Adviser also serves as the adviser or the sub-adviser to domestic and international pooled investment vehicles. The Sub-Adviser's offices are located at 200 Park Avenue, New York, New York 10166. The Sub-Adviser is directly wholly-owned by Charter Atlantic Corporation (“CAC”), a New York corporation. CAC is owned by BNP Paribas, which is a publicly owned limited liability company banking corporation organized under the laws of the Republic of France.

Fischer Francis Trees & Watts, a corporate partnership organized under the laws of the United Kingdom and an affiliate of the Sub-Adviser, also serves as Sub-Adviser to the

International Bond and Global Inflation-Indexed Hedged Funds. Organized in 1989, this Sub-Adviser is a U.S.-registered investment adviser and managed approximately $16.7 billion in multi-currency fixed-income portfolios for institutional clients as of December 31, 2007. The Sub-Adviser's offices are located at 2 Royal Exchange, London, EC3V 3RA. Additionally, in 2007 the Sub-Adviser opened a branch office at 5 Avenue Kleber in Paris, France to expand its investment capabilities. The Sub-Adviser is directly and indirectly wholly-owned by CAC, a New York corporation. CAC is owned by BNP Paribas, which is a publicly owned limited liability company banking corporation organized under the laws of the Republic of France.

Sub-Advisers | 21

Portfolio Managers

FFTW’s investment philosophy is based on a belief that inefficiencies in and between global bond markets exist and can be exploited through an active portfolio management style executed by specialist portfolio managers. On a weekly basis an Investment Strategy Group (the “ISG”) meeting is held at which market views and themes are shared and debated across all investment teams. The output of the ISG is a combination of ideas, views, themes and strategies that are used to frame the investment strategies in product areas.

Each product team is composed of portfolio managers and market specialists who are responsible for trading and execution.  While implementation of decisions is carried out by market specialists, overall responsibility remains with the portfolio manager. Investment decisions regarding the purchase or sale of specific securities are exclusively the responsibility of a market specialist with expertise in particular sector. These individuals are responsible for exposure management, specific security selection, timing of trades in the market, and trade execution. Market specialists decide when to add or subtract an investment exposure within their specialist areas and when to execute buy/sell recommendations for individual securities, always in keeping with the strategy as outlined for the specific portfolios by the portfolio manager. Investment strategy for the firm, products and Funds is re-evaluated weekly.

Biographical information for portfolio managers of the Funds is set forth below. Additional information about each portfolio manager, including how each is compensated, other accounts each manages and each portfolio manager’s ownership of Fund securities is located in the SAI.

International Bond Fund

David J. Marmon, Managing Director, joined FFTW in 1990. Mr. Marmon heads the Governments and Multi-Sector Team in New York, which includes global aggregate, global sovereign, international and core portfolios.  Prior to his current role, he was responsible for managing FFTW’s Credit Team.

Before joining FFTW, Mr. Marmon was head of futures and options research at Yamaichi International (America) and a financial analyst and strategist at the First Boston Corporation, where he developed hedging programs for financial institutions and industrial firms.  Mr. Marmon earned an MA in economics from Duke University (1982), where he also pursued doctoral studies. He graduated summa cum laude with a BA in economics from Alma College (1980).

Ultra-Short Bond Fund

Kenneth O’Donnell, CFA, Portfolio Manager, joined FFTW in 2002 and is a member of the Structured Securities & Short Duration Team. Currently, he manages Funds of structured securities consisting primarily of asset-backed (ABS) and mortgage-backed securities (MBS) as well as agency and US government securities. He is also responsible for the management of money market, short and short-intermediate Funds. Mr. O’Donnell was previously with Standish Mellon Asset Management in Boston as an asset-backed security specialist in the structured products group. Mr. O’Donnell holds a BS in mechanical engineering from Syracuse University and an MS in finance from Boston College. He is a member of the New York Society of Security Analysts.

U.S. Inflation-Indexed Fund

Cedric Scholtes, Portfolio Manager, joined FFTW in June 2006 and is a portfolio manager in the Governments and Multi-Sector Team. He manages US and global inflation-linked portfolios and works with members of the Structured Securities and Short Duration Team on global short duration sovereign mandates.  Mr. Scholtes came from Goldman Sachs where he was a vice president in the Inflation Trading Group, Fixed Income Commodities & Currencies Division. His responsibilities included formulating and implementing trading strategies, making markets in inflation-linked securities and building inflation-market analytical tools. Before Goldman Sachs, he spent six years as a trader/analyst at both the Bank of England, where he worked on the Foreign Exchange Reserves Management Staff, and the Federal Reserve Bank of New York on the Treasury Market Policy Staff. Mr. Scholtes holds a masters degree in finance and economics from Warwick Business School, a masters in economics from the London School of Economics, and an MA/BA in economics from the University of Cambridge.

Global Inflation-Indexed Hedged Fund

Jenny Yiu, CFA, Portfolio Manager, joined FFTW in 2005 and is a member of the Governments and Multi-Sector Team. She manages US and global inflation-linked portfolios and works with members of the Structured Securities and Short Duration Team on US short duration sovereign mandates. Along with input from other team members, Ms. Yiu monitors portfolio risk, generates investment ideas and implements and executes trade strategies. Ms. Yiu Prior to joining FFTW, Ms. Yiu worked at HSBC Hong Kong as a trader, making markets in Hong Kong dollar-denominated corporate fixed income products. She holds a BS in economics from the University of Pennsylvania.

22 | Portfolio Managers

How to Invest |

In this section, you will find information on how to invest in the Funds, including how to buy, sell and exchange fund shares. It is also the place to look for information on transaction policies, dividends, taxes, and the many services and choices you have as an American Independence Funds’ shareholder.

You can find out more about the topics covered here by contacting the American Independence Funds, speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Purchasing and Adding to Your Shares

You may purchase shares of the Funds through Foreside Distribution Services, LP (the “Distributor”) or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.

Institutional Class shares of the Funds are offered at net asset value without a sales load. Purchases of Institutional Class shares may only be made by one of the following types of "Institutional Investors": (1) trusts, or investment management and other fiduciary accounts managed or administered by AIFS or its affiliates or correspondents pursuant to a written agreement, (2) any persons purchasing shares with the proceeds of a distribution from a trust, investment management and other fiduciary account managed or administered by AIFS or its affiliates or correspondents, pursuant to a written agreement, (3) any former shareholders of the FFTW Funds or shareholders that would have qualified for the former FFTW Advisor Class, and (4) other persons or organizations authorized by the Distributor. The Trust and the Distributor reserve the right to waive or reduce the minimum initial investment amount with respect to certain accounts. All initial investments should be accompanied by a completed Purchase Application, a form of which accompanies this Prospectus.

A separate application is required for Individual Retirement Account investments.

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Neither third-party checks, money orders, bank starter checks nor credit card convenience checks are accepted.

The minimum initial investment amount is $5,000,000. The Fund may waive its minimum purchase requirement or may reject a purchase order if it considers it in the best interest of the Fund and its shareholders. See "Anti-Money Laundering Program" at the end of this section and the "Market Timing Policies" section.

Orders received by your broker or Service Organization for the Funds in proper order prior to the determination of net asset value and transmitted to the Fund prior to the close of its business day which is currently 4:00 p.m. Eastern time, will become effective that day.

How to Invest | 23

How To Buy Fund Shares

Use the instructions on these pages if you are investing directly with American Independence Funds. If you are investing through a financial advisor, your advisor will be able to give you instructions.

FIRST INVESTMENT	ADDITIONAL INVESTMENTS
By mail or express delivery

WEB SITE

www.aifunds.com

REGULAR MAIL

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

EXPRESS, REGISTERED,
OR CERTIFIED

American Independence Funds
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021

*NOTE:

A signature guarantee is required in order to add bank account instructions to your account.

>  Complete and sign an application (if you need an application, you may download it from the web site or call 1-888-266-8787)

>  Send the application to us at the appropriate address, along with an investment check made out to “American Independence Funds”

>  Make out an investment check to “American Independence Funds”

>  There is a $1,000 minimum on additional investments to your account.

>  Return a deposit stub or write a letter that includes your name, account number, the amount of your investment, and the fund name and share class

>  Sign the letter, enclose the check, and mail it to the appropriate address

By wire
> Call 1-888-266-8787 for instructions before wiring any money	> Call 1-888-266-8787 for instructions before wiring any money

By phone
> Initial investments cannot be made by phone. Please complete and mail an application to the appropriate address.

>  To use this service, call 1-888-266-8787 to verify that the service is in place, then using the voice prompts you may place your purchase order

>  Prior to placing a purchase order by phone via ACH transfer, you must first have your bank account instructions established on your account. If you did not select this option when establishing your account, verify that your bank is a member of the Automated Clearing House system. You may then download and complete an Additional Services Request Form* available at www.aifunds.com or call us at 1-888-266-8787 to have one mailed to your address of record

24 | How To Buy Fund Shares

FIRST INVESTMENT	ADDITIONAL INVESTMENTS
Automatic investment plan
> You can enroll in the automatic investment plan by completing the appropriate section on the application.

>  To make changes to your automatic investment plan you may do so online at www.aifunds.com. If you did not select this option when establishing your account, verify that your bank is a member of the Automated Clearing House system. You may then download and complete an Additional Services Request Form* available at www.aifunds.com or call us at 1-888-266-8787 to have one mailed to your address of record.

How To Buy Fund Shares | 25

How To Sell Or Exchange Shares

EXCHANGING INTO ANOTHER FUND	SELLING SHARES
Be sure to obtain and read a current prospectus for the fund you are exchanging into. For additional information please contact us at 1-888-266-8787	Some sell orders, including those for more than $100,000, must be placed in writing with a signature guarantee (see page 31). There is a $25 minimum on exchanges of fund shares.	REGULAR MAIL American Independence Funds P.O. Box 8045 Boston, MA 02266-8045 EXPRESS, REGISTERED, OR CERTIFIED American Independence Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021

By fax

>  Send a fax to 1-877-513-1129 that includes your account number, the fund and share class you are exchanging out of, the dollar value or number of shares to be exchanged, and the name and share class of the fund you are exchanging into.

>  Have the fax signed by all account owners, with the name(s) and address exactly as they are on the account.

>  Write a letter that includes your account number, the fund and share class, and the dollar value or number of shares to be sold

>  Have the letter signed by all account owners, with the name(s) and address exactly as they are on the account

>  Mail or fax the letter to the appropriate address

>  Fax number for Exchanging/Selling/Update to the Funds is 1-877-513-1129

By mail or express delivery

>  Write a letter that includes your account number, the fund and share class you are exchanging out of, the dollar value or number of shares to be exchanged, and the name and share class of the fund you are exchanging into

>  Have the letter signed by all account owners, with the name(s) and address exactly as they are on the account

>  Mail the letter to the appropriate address

>  Write a letter that includes your account number, the fund and share class, and the dollar value or number of shares to be sold

>  Have the letter signed by all account owners, with the name(s) and address exactly as they are on the account

>  Mail the letter to the appropriate address

26 | How To Sell Or Exchange Shares

EXCHANGING INTO ANOTHER FUND	SELLING SHARES
By phone, wire, or ACH

REGULAR MAIL

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

EXPRESS, REGISTERED,
OR CERTIFIED

American Independence Funds
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021

*NOTE:

A signature guarantee is required in order to add bank account instructions to your account.

> Call 1-888-266-8787 to request an exchange

>  To use this service, call 1-888-266-8787 to verify that the service is in place, then using the voice prompts you may place your sell order

>  Prior to placing a sell order by phone via wire or ACH transfer, you must first have your bank account instructions established on your account. If you did not select this option when establishing your account, verify that your bank is a member of the Automated Clearing House system. You may then download and complete an Additional Services Request Form* available at www.aifunds.com or call us at 1-888-266-8787 to have one mailed to your address of record

>  Telephone redemption to your address of record is available unless you declined it on your application

>  Minimum sell order for wire is $1,000, for ACH transfer $100

Systematic withdrawal plan

>  You can enroll in the systematic withdrawal plan by completing the appropriate section on the application. You must have a minimum balance of $10,000 to set up your systematic withdrawal plan. Withdrawals can be for as little as $100 each.

>  If you did not select this option when establishing your account, verify that your bank is a member of the Automated Clearing House system. You may then download and complete an Additional Services Request Form* available at www.aifunds.com or call us at 1-888-266-8787 to have one mailed to your address of record

How To Sell Or Exchange Shares | 27

Shareholder Services and Policies

As an American Independence Fund’s shareholder, you have access to a variety of services and privileges that you can tailor to your particular investment needs. Many of these are described below.

There are also a number of policies affecting the ways you do business with us that you may find helpful to know about. The most important of these policies are described following the services.

How much of this service and policy information applies to you will depend on the type of account your American Independence Fund shares are held in. For instance, the information on dividends and taxes applies to all investors.

If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. In general, you should follow the information in those materials in any case where it is different from what it says in this prospectus. Please note that a financial advisor may charge fees in addition to those charged by the Funds.

OUR “ONE COPY PER
HOUSEHOLD” POLICY

We typically send just one copy of any shareholder report and prospectus to each household. If the members of your household prefer to receive their own copies, please contact your financial advisor call 1-888-266-8787.

SHAREHOLDER SERVICES

You can set up many of these services on your initial application. To add services to an existing account, or to modify services you have in place call 1-888-266-8787 and request an Additional Service Request Form and one will be mailed to your address of record.

Tax-advantaged investment plans A full range of retirement and other tax-advantaged investment plans is available directly from American Independence Funds or from your financial advisor, including IRA, SEP, 401(k), Coverdale Education Savings Accounts and pension plans. All Funds and all share classes are eligible for investment in tax-advantaged accounts.

For information about the plans, including the features, fees, and limitations, call 1-888-266-8787 or speak with your financial advisor. Before choosing and maintaining a tax-deferred plan, you may also want to consult your tax advisor.

Exchange privilege As an American Independence Funds investor, you can exchange all of your shares of one American Independence Fund for the same class of shares in any other American Independence Fund.

28 | Shareholder Services and Policies

Automatic Investment Plan     Investing money regularly is one of the easiest ways to stay on track with your financial goals. Our Automatic Investment Plan lets you set up regular automatic transfers of $25 or more from your bank account into your fund account. Transfers occur on whatever day of the month you specify (or the next business day, in months when that day is not a business day) and are automatically invested in the fund(s) and share class you specify.

To set up your Automatic Investment Plan, download the form online or call 1-888-266-8787. Note that your bank must be a U.S. bank with ACH transfer services, and that you will be responsible for any loss or expense to the Funds if a scheduled transfer cannot be made because of a low bank balance.

Systematic Withdrawal Plan     Our Systematic Withdrawal Plan lets you set up regular withdrawals monthly, bi-monthly, quarterly or annually from your American Independence Funds investment. You must have a minimum account balance of $10,000 to set up your Systematic Withdrawal Plan. Withdrawals can be for as little as $100 each. Transfers occur on whatever day of the month you specify (or the next business day, in months when that day is not a business day).

Directed reinvestments Generally, dividends and capital gains distributions are automatically reinvested in shares of the same fund and share class that paid the dividend or distribution. If you like, however, you can choose to have your dividends or distributions paid in cash. Simply complete the appropriate section on your new account application.

DOLLAR COST AVERAGING

Dollar cost averaging is a technique that allows you to take advantage of a basic mathematical principal in your investing. You simply invest a fixed dollar amount in a given fund at regular intervals, such as every month. When share prices are low, your fixed dollar amount buys more shares; when prices are higher, it buys fewer shares. The result is that you have the potential to reduce your average cost per share, since you are buying more shares when the price is low.

Dollar cost averaging has the best chance of working for you when you stick with a regular schedule over time. You should be aware, though, that dollar cost averaging will not prevent you from buying at a market peak, nor will it keep you from losing money in a declining market.

Shareholder Services and Policies | 29

POLICIES ABOUT TRANSACTIONS

Business hours     The Funds are open for business each day the New York Stock Exchange (NYSE) is open. The price of each share class of each American Independence Fund is calculated every business day, as of the close of regular trading on the NYSE. The close of trading is typically 4 p.m. Eastern time, but sometimes can be earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading.

If the NYSE is closed because of an emergency, the Funds could be open for shareholder transactions if the Federal Reserve wire system is open, but they are not required to be open. You can find out if the Funds are open by calling 1-888-266-8787.

Determining when your order will be processed     You can place an order to buy or sell shares at any time. A purchase request received by American Independence Funds before the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time) that has been determined to be in “good order” will be processed at that day’s NAV plus any applicable sale charge or redemption fee. Because any order you place through an investment advisor has to be forwarded to American Independence Funds before it can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Paying for shares you buy     Fund shares can only be paid for with U.S. dollars. You can pay for shares with a personal check, bank check, wire transfer, or ACH transfer. Please note that we cannot accept cash, starter checks, money orders, or third party checks (checks made out to you and signed over to us.

Wire transaction policies     Wire transactions are generally completed within 24 hours of when you place your order. The Funds can only send wires of $1,000 or more and may only accept wires of $1,000 or more.

Although we do not charge a fee to send or receive wires, your bank might. We recommend that you check in advance with your bank about any wire fees and policies they may have.

IF YOU CANNOT REACH US BY PHONE

Although we strive to provide a high level of service to our investors, during times of extraordinary market activity or other unusual circumstances it may be difficult to reach us by telephone. In such a case, you will need to place orders in writing, as described on pages 24 through 27.

SELLING SHARES IN TRUST,
BUSINESS, OR ORGANIZATION
ACCOUNTS

Selling shares in these types of accounts often requires additional documentation. Please call 1-888-266-8787 or contact your financial advisor for more information.

Our Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information (your tax identification number or other government-issued identification number, for example) that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. Additional information may be required in certain circumstances. New Account Applications without such information may not be accepted. If you have applied for a tax identification number, the application must be provided at the time you open or reopen an account and the number submitted within 14 days of the establishment of the account. To the extent permitted by applicable law, the Company reserves the right to place limits on transactions in your account until your identity is verified.

30 | Shareholder Services and Policies

For your protection, when we receive an order from an investor, we take security precautions such as recording calls or requesting personalized security codes or other information. It is important to understand that as long as we take reasonable steps to ensure that an order to buy or sell shares is genuine, we are not responsible for any losses that may occur.

Your account may have telephone or online transaction privileges. If you do not plan on using these privileges, you can ensure that no one will ever be able to misuse them by declining the telephone and online privileges (either on your application or through subsequent notice to us). Another step you can take to help ensure account security is to verify the accuracy of all confirmation statements from us immediately after you receive them.

Orders that require a signature guarantee     There are several circumstances where you will need to place your order to sell shares in writing and accompany your order with a signature guarantee (the original guarantee, not a copy). The main circumstances are:

>  when you want to sell more than $100,000 worth of shares

>  when you want to send the proceeds to a third party

>  when the address or bank of record on the account has changed in the past 60 days

You do not need a signature guarantee if you want money wired or sent ACH transfer to a bank account that is already on file with us. Also, you do not generally need a signature guarantee for an exchange, although we may require one in certain circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from any financial institution that participates in the Stock Transfer Agents Medallion Program (STAMP), including most brokers, banks, savings institutions, and credit unions. Note that you cannot get a signature guarantee from a notary public.

Timing of payment for shares you sell     Ordinarily, when you sell shares, we send out money within one business day of when your order is processed (which may or may not be when it is received), although it could take up to seven days.

There are two main circumstances under which payment to you could be delayed more than seven days:

>  when you are selling shares you bought recently and paid for by check or ACH transfer and your payment has not yet cleared (maximum delay: 10 days)

>  when unusual circumstances prompt the SEC to permit further delays

If you plan to sell shares soon after buying them, you may want to consider paying by wire to avoid delays in receiving the proceeds when you sell.

How the Funds calculate share prices     The price at which you buy and sell shares of these Funds is the net asset value per share (NAV) for the share class and fund involved. We calculate a NAV for each fund and share class every day the Funds are open for business. With each fund, to calculate the NAV for a given share class, we add up the total assets for that share class, subtract its total liabilities, and divide the result by the number of shares outstanding.

Limits on exchanges, purchases, and redemptions     Exchanges are a shareholder privilege, not a right. We may modify or terminate the exchange privilege, giving shareholders 60 days’ notice if the changes are material. During unusual circumstances we may suspend the exchange privilege temporarily for all shareholders without notice.

At any time and without prior notice, we may suspend, limit, or terminate the exchange privilege of any shareholder who makes more than 12 exchanges in a calendar year or otherwise demonstrates what we believe is a pattern of “market timing.” We may also reject or limit purchase orders, for these or other reasons.

The Trust's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. The Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Shareholder Services and Policies | 31

Risks Associated with Excessive or Short-Term Trading     To the extent that the Funds or agents are unable to curtail excessive trading practices in the Fund, these practices may interfere with the efficient management of a Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the Fund's operating costs and decrease the Fund's investment performance; maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund reserves the right to reject any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe the trading activity in the account(s) would be harmful or disruptive to a Fund. If the Fund or the Transfer Agent believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Transfer Agent may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Transfer Agent seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Fund and the Transfer Agent also reserve the right to notify financial intermediaries of a shareholder's trading activity. The Fund may also permanently ban a shareholder from opening new accounts or adding to existing accounts in the Fund. Transactions placed in violation of the Funds’ excessive trading policy are not deemed accepted by the Funds and may be canceled or revoked by a Fund on the next business day following receipt by the Fund.

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Fund to prevent their excessive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Funds will not always be able to detect frequent trading activity, investors should not assume that the Fund will be able to detect or prevent all frequent trading or other practices that disadvantage the Fund. For example, the ability of the Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker or retirement plan administrator, maintains the record of the Fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as financial advisers, brokers or retirement plan administrators. These arrangements often permit the financial intermediary to aggregate their clients' transaction and ownership positions that does not identify the particular underlying shareholder(s) to the Fund. If excessive trading is detected in an omnibus account, the Fund may request that the financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading. Rejection of future purchases by a retirement plan because of excessive trading activity by one or more plan participants is likely to impose adverse consequences on the plan and on other participants who did not engage in excessive trading. To avoid these consequences, for retirement plans, the Fund generally will communicate with the financial intermediary or plan sponsor and request that the financial intermediary or plan sponsor take action to cause the excessive trading activity by that participant or participants to cease. If excessive trading activity recurs, the Fund may refuse all future purchases from the plan, including those of plan participants not involved in the activity.

32 | Shareholder Services and Policies

The identification of excessive trading activity involves judgments that are inherently subjective and the above actions alone or taken together with other means by which the Funds seek to discourage excessive trading (through the use of redemption fees, for example) cannot eliminate the possibility that such trading activity in a Fund will occur.

How the Funds value their holdings     We typically value securities using market quotations or information furnished by a pricing service. However, when market quotations are not available,

or when we have reason to believe that available quotations may not be accurate, we may value securities according to methods that are approved by the Funds’ Board of Trustees and which are intended to reflect fair value. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

For example, we may use fair value methods if a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that occurs after the close of the security’s major trading exchange. In such a case, a fund’s value for a security is likely to be different from the last quoted market or pricing service price.

Share certificates     We do not issue share certificates.

OTHER RIGHTS WE RESERVE

You should be aware that we may do any of the following:

>  reject your account application if you fail to give us a correct Social Security or other tax ID number

>  withhold a percentage of your distributions as required by federal tax law if we have been notified by the IRS that you are subject to backup withholding, or if you fail to give us a correct taxpayer ID number or certification that you are exempt from backup withholding

>  close your account and send you the proceeds if the value of your account falls below $1,000 as a result of withdrawals (as opposed to market activity); however, before we close your account,

we will give you 30 days’ notice so you can either increase your balance or close your account

>  pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities rather than cash (which typically happens only with very large redemptions); in such a case, you will continue to bear the risks associated with these securities as long as you own them, and when you sell these portfolio securities, you may pay brokerage charges.

>  change, add, or withdraw various services, fees and account policies at any time (for example, we may adjust the minimum amounts for fund investments or wire transfers, or change the policies for telephone orders)

>  suspend or delay redemptions during times when the NYSE is unexpectedly closed, when trading is restricted, or when an emergency prevents the fund from trading portfolio securities or pricing its shares

>  withdraw or suspend the offering of shares at any time

>  reject any order we believe may be fraudulent or unauthorized

>  reject or limit purchases of shares for any reason

>  reject a telephone redemption if we believe it is advisable to do so

Shareholder Services and Policies | 33

Dividends, Distributions and Taxes

Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Dividends on the Ultra Short Bond Fund, the U.S. Inflation-Indexed Fund, the International Bond Fund, and the Global Inflation-Indexed Hedged Fund are paid monthly. Capital gains for all Funds are distributed at least annually.

Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

An exchange of shares is considered a sale, and any related gains may be subject to applicable taxes.

Dividends are taxable as ordinary income except that a portion might be a long-term capital gain distribution. The tax rate on long-term capital gains is lower than ordinary income. You will receive a long-term capital gain distribution if the Fund sells securities that have been held for more than one year; the length of time you have held shares of the Fund does not matter for this purpose. Your holding period for Fund shares matters only when you sell your Fund shares. Dividends are taxable in the year for which they are paid, even if they appear on your account statement in the following year.

You will be notified in January each year about the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

34 | Dividends, Distributions and Taxes

ORGANIZATIONAL STRUCTURE

American Independence Funds Trust was organized as a Delaware statutory trust on June 22, 2005. Overall responsibility for the management of the Funds is vested in the Board of Trustees. The predecessor funds to the American Independence Funds described in this prospectus, the FFTW Funds, Inc., were reorganized as a series of American Independence Funds Trust effective April 18, 2008. Unless otherwise noted, information contained in this prospectus regarding Funds’ fees and expenses prior to April 18, 2008 relate to the predecessor funds.

The following table lists the names of each predecessor fund (before the reorganization) along with the current name of each Fund:

Predecessor Fund Name	Current Fund Name
U.S. Short-Term Portfolio	Ultra Short Bond Fund
U.S. Inflation-Indexed Portfolio	U.S. Inflation-Indexed Fund
International Portfolio	International Bond Fund
Global Inflation-Indexed Hedged Portfolio	Global Inflation-Indexed Hedged Fund

Organizational Structure | 35

Financial Highlights

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the FFTW Funds, the predecessor to the new American Independence Funds (assuming reinvestment of all dividends and distributions, if any). As a result of the reorganization, the fund will carry forward the performance of the predecessor fund, as the predecessor fund is the accounting survivor. Each share class will have different performance and different annual operating expenses. The information for the periods ended December 31, 2005 and later has been audited by Grant Thornton LLP, whose report, along with the Fund’s audited financial statements, is included in the current annual report, which is available upon request. For all prior periods, the information provided was audited by another auditor.

U.S. Short-Term Portfolio
Financial Highlights — Advisor Class

For a share outstanding throughout the period:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2005	2004	2003
Per Share Data
Net asset value, beginning of period	$9.29	$9.30	$9.33	$9.43	$9.53

Increase (Decrease) From Investment Operations
Investment income, net	0.49	0.47	0.30	0.26	0.19 *
Net realized and unrealized gain (loss) on investments and
financial futures contracts	(0.46)	(0.01)	— ‡	(0.10)	(0.05)
Total from investment operations	0.03	0.46	0.30	0.16	0.14

Distributions
From investment income, net	(0.50)	(0.47)	(0.33)	(0.26)	(0.24)
Net asset value, end of period	$8.82	$9.29	$9.30	$9.33	$9.43

Total Return	0.19%	5.17%	3.32%	1.74%	1.49%

Ratios/Supplemental Data
Net assets, end of period (000's)	$14,432	$123,708	$141,260	$143,773	$103,838
Ratio of operating expenses to average net assets, exclusive of
interest expense (a)	0.40%	0.38%	0.37%	0.35%	0.35%
Ratio of operating expenses to average net assets, inclusive of
interest expense (a)	0.86%	0.44%	0.39%	0.35%	0.35%
Ratio of net investment income to average net assets (a)	5.41%	5.01%	3.47%	2.45%	1.98%
Decrease in above expense ratios due to waiver of investment
advisory fees	0.26%	0.15%	0.15%	0.15%	0.16%
Portfolio Turnover	39%	115%	176%	165%	190%

(a)	Net of waivers.
‡	Rounds to less than $0.01.
*	Calculation based on average shares outstanding

36 | Financial Highlights

International Portfolio
Financial Highlights — Advisor Class

For a share outstanding throughout the period:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2005	2004	2003
Per Share Data
Net asset value, beginning of period	$7.61	$7.30	$9.09	$8.81	$8.67

Increase (Decrease) From Investment Operations
Investment income, net	0.23	0.22 *	0.22 *	0.21 *	0.20
Net realized and unrealized gain (loss) on investments, financial futures
contracts and foreign currency related transactions	0.53	0.27	(1.08)	0.77	1.46
Total from investment operations	0.76	0.49	(0.86)	0.98	1.66

Distributions
From investment income, net	(0.20)	(0.01)	(0.62)	(0.62)	(1.32)
From net realized gain on investments, financial futures and foreign
currency related transactions	—	—	(0.10)	(0.08)	(0.20)
From return of capital	—	(0.17)	(0.21)	—	—
Total distributions	(0.20)	(0.18)	(0.93)	(0.70)	(1.52)
Net asset value, end of period	$8.17	$7.61	$7.30	$9.09	$8.81

Total Return	10.04%	6.93%	(9.77% )	12.17%	20.25%

Ratios/Supplemental Data
Net assets, end of period (000's)	$68,584	$87,999	$74,589	$82,880	$79,542
Ratio of operating expenses to average net assets, exclusive of
interest expense (a)	0.92%	0.81%	0.75%	0.76%	0.71%
Ratio of operating expenses to average net assets, inclusive of
interest expense (a)	0.92%	0.81%	0.75%	0.76%	0.71%
Ratio of net investment income to average net assets (a)	3.30%	2.93%	2.68%	2.44%	2.22%
Decrease in above expense ratios due to waiver of investment
advisory fees	N/A	N/A	N/A	N/A	0.01%
Portfolio Turnover	145%	61%	79%	221%	223%

(a)	Net of waivers.
*	Calculation based on average shares outstanding

Financial Highlights | 37

U.S. Inflation-Indexed Portfolio
Financial Highlights — Advisor Class

For a share outstanding throughout the period:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2005	2004	2003
Per Share Data
Net asset value, beginning of period	$10.03	$10.34	$10.67	$10.71	$10.82

Increase (Decrease) From Investment Operations
Investment income, net	0.56	0.34	0.53	0.42	0.40 *
Net realized and unrealized gain (loss) on investments and
financial futures contracts	0.53	(0.25)	(0.17)	0.59	0.42
Total from investment operations	1.09	0.09	0.36	1.01	0.82

Distributions
From investment income, net	(0.55)	(0.34)	(0.53)	(0.42)	(0.41)
From net realized gain on investments and financial futures
contracts	—	— ‡	(0.16)	(0.63)	(0.52)
From return of capital	—	(0.06)	—	—	—
Total distributions	(0.55)	(0.40)	(0.69)	(1.05)	(0.93)
Net asset value, end of period	$10.57	$10.03	$10.34	$10.67	$10.71

Total Return	11.25%	1.00%	3.44%	9.71%	7.65%

Ratios/Supplemental Data
Net assets, end of period (000's)	$95,029	$107,830	$108,422	$99,981	$86,162
Ratio of operating expenses to average net assets, exclusive of
interest expense (a)	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of operating expenses to average net assets, inclusive of
interest expense (a)	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets (a)	5.38%	3.33%	5.08%	4.06%	3.65%
Decrease in above expense ratios due to waiver of investment
advisory fees	0.38%	0.27%	0.25%	0.29%	0.25%
Portfolio Turnover	316%	522%	637%	774%	154%

(a)	Net of waivers.
‡	Rounds to less than $0.01.
*	Calculation based on average shares outstanding

38 | Financial Highlights

Global Inflation-Indexed Hedged Portfolio
Financial Highlights — Advisor Class

For a share outstanding throughout the period:

					Period From
					January 14,
	Year Ended	Year Ended	Year Ended	Year Ended	2003** to
	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2005	2004	2003
Per Share Data
Net asset value, beginning of period	$9.79	$10.18	$10.39	$10.28	$10.00

Increase (Decrease) From Investment Operations
Investment income, net	0.44	0.35 *	0.42 *	0.37 *	0.38	*
Net realized and unrealized gain (loss) on investments, financial
futures contracts and foreign currency related transactions	0.23	(0.25)	0.13	0.53	0.27
Total from investment operations	0.67	0.10	0.55	0.90	0.65

Distributions
From investment income, net	(0.34)	(0.16)	(0.47)	(0.42)	(0.25)
From net realized gain on investments, financial futures contracts
and foreign currency related transactions	—	(0.13)	(0.29)	(0.37)	(0.10)
From return of Capital	—	(0.20)	—	—	(0.02)
Total distributions	(0.34)	(0.49)	(0.76)	(0.79)	(0.37)
Net asset value, end of period	$10.12	$9.79	$10.18	$10.39	$10.28

Total Return	7.15%	1.04%	5.33%	8.93%	6.59%	(c)

Ratios/Supplemental Data
Net assets, end of period (000's)	$11,723	$13,877	$19,730	$22,946	$20,987
Ratio of operating expenses to average net assets, exclusive of
interest expense (a)	0.50%	0.50%	0.50%	0.50%	0.50%	(b)
Ratio of operating expenses to average net assets, inclusive of
interest expense (a)	0.50%	0.50%	0.50%	0.50%	0.50%	(b)
Ratio of net investment income to average net assets (a)	4.62%	3.69%	3.98%	3.54%	3.87%	(b)
Decrease in above expense ratios due to waiver and reduction of
investment advisory fees	1.00%	0.65%	0.37%	0.40%	0.31%	(b)
Portfolio Turnover	435%	674%	707%	593%	137%	(c)

(a)	Net of waivers.
(b)	Annualized.
(c)	Not annualized.
*	Calculation based on average shares outstanding
**	Commencement of operations

Financial Highlights | 39

SERVICE PROVIDERS

  Management and support services are provided to the Funds by several organizations:

          Investment Adviser and Administrator:
          American Independence Financial Services, LLC
          335 Madison Avenue, Mezzanine
          New York, NY 10017

          Custodian: INTRUST Bank NA
          105 North Main Street
          Wichita, KS 67202

          Transfer Agent: Boston Financial Data Services, Inc.
          2 Heritage Drive
          Quincy, MA 02171

          Distributor: Foreside Distribution Services, L.P.
          Ground Floor
          Two Portland Square
          Portland, ME 04101

40 | Service Providers

NOTICE OF PRIVACY POLICY & PRACTICES

American Independence Funds Trust recognizes and respects the privacy concerns and expectations of our customers(1).

We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the American Independence Funds.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

>   Account Applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;

>   Account History, including information about the transactions and balances in a customer's accounts; and

>   Correspondence, written, telephonic or electronic between a customer and American Independence Funds or service providers to the American Independence Funds.

Disclosure of Customer Information

We may disclose all of the information described above to certain third parties who are not affiliated with the American Independence Funds under one or more of these circumstances:

>   As Authorized — if you request or authorize the disclosure of the information.

>   As Permitted by Law — for example, sharing information with companies who maintain or service customer accounts for the American Independence Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

>   Under Joint Agreements — we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

Security of Customer Information

We require service providers to the American Independence Funds:

>   to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the American Independence Funds; and

>   to maintain physical, electronic and procedural safeguards that complies with federal standards to guard non public personal information of customers of the American Independence Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of American Independence Funds.
____________________

(1) For purposes of this notice, the terms "customer" or "customers" includes individuals who provide nonpublic personal information to American Independence Funds, but do not invest in American Independence Funds shares.

Notice of Privacy Policy & Practices | 41

For more information

You will find more information about the Funds in the following documents:

Annual and Semi-Annual Reports  The Funds’ annual and semi-annual reports, when available, contain additional information on each Fund’s investments. In the annual report you will find a discussion of the market conditions and investment strategies that had a significant effect on the Funds’ performance during the last fiscal year.

Statement of Additional Information (SAI)  The SAI contains detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling 1-888-266-8787, visiting the Funds’ website at www.aifunds.com or writing to:

American Independence Funds
335 Madison Avenue, Mezzanine
New York, NY 10017
1-866-410-2006
www.aifunds.com

If you buy your shares through a financial institution, you may contact your institution for more information.

You may review and obtain copies of the Funds’ documents by visiting the Public Reference Room of the Securities and Exchange Commission (the “Commission”) in Washington, DC. You may also obtain copies of the Funds’ documents after paying a duplicating fee by writing to the Commission’s Public Reference Section, Washington, DC 20549-0102 or by electronic request to publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Reports and other information about the Funds are also available on the EDGAR Database on the Commission’s website at http://www.sec.gov.

The Funds’ Investment Company Act File No. is 811-21757.

AMERICAN INDEPENDENCE FUNDS TRUST
335 MADISON AVENUE, MEZZANINE
NEW YORK, NY 10017

GENERAL AND ACCOUNT INFORMATION: (866) 410-2006

AMERICAN INDEPENDENCE FINANCIAL SERVICES - INVESTMENT ADVISER
("AIFS" OR THE "ADVISER")

FORESIDE COMPLIANCE SERVICES, LLC
DISTRIBUTOR
("FORESIDE" OR THE "DISTRIBUTOR")

STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information (the "SAI") describes four funds (collectively, the "Funds"), all of which are managed by American Independence Financial Services, LLC. The Funds are:

     Ultra Short Bond Fund
     International Bond Fund
     U.S. Inflation-Indexes Fund
     Global Inflation-Indexed Hedged Fund

     Each Fund constitutes a separate investment Fund with distinct investment objectives and policies. Shares of the Funds are sold to the public by Foreside as an investment vehicle for individuals, institutions, corporations and fiduciaries.

     This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by a prospectus for the Funds dated April 18, 2008 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Predecessor Funds’ Annual Report may be obtained without charge by writing the Funds at the address above or calling 1-866-401-2006.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS AND SUCH SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. YOU COULD ALSO LOSE MONEY BY INVESTING IN ONE OF THE FUNDS. IN ADDITION, THE DIVIDENDS PAID BY A FUND WILL GO UP AND DOWN.

TABLE OF CONTENTS

Investment Policies and Practices of the Funds	3
Investment Restrictions	32
Risks of Investing in the Funds
Management	39
Trustees and Officers	39
Investment Adviser
Sub-advisers
Administrative Services
Distribution and Service Plan	50
Sub-Transfer Agency Plan	51
Custodian, Transfer Agent & Dividend Dispersing Agent	53
Expenses
Fee Waivers
Independent Registered Public Accounting Firm and Counsel	53
Anti Money Laundering Program	53
Voting Rights	54
Conversion Into Feeder Fund
Performance	55
Disclosure of Fund Holdings Information	56
Financial Statements	63
Miscellaneous	63
APPENDIX A	64
APPENDIX B	69

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUSES, OR IN THIS STATEMENT OFADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THEOFFERING MADE BY THE PROSPECTUSES AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY AMERICAN INDEPENDENCE FUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY AMERICAN INDEPENDENCE FUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

THE INVESTMENT POLICIES AND
PRACTICES OF THE FUNDS

     Each Fund is a separate investment fund or portfolio, commonly known as a mutual fund. The Funds are separate Funds of American Independence Funds Trust, a Delaware statutory trust, organized under the laws of Delaware on October 7, 2004 as an open-end, management investment company. The Trust's Board of Trustees oversees the overall management of the Funds and elects the officers of the Trust.

      Each Fund follows its own investment objectives and policies, including certain investment restrictions. Several of those restrictions and each of the Funds' investment objectives are fundamental policies, which means that they may not be changed without a majority vote of shareholders of the affected Fund. Except for the objectives and those restrictions specifically identified as fundamental, all other investment policies and practices described in this SAI are not fundamental and may change solely by approval of the Board of Trustees. References below to "All Funds" include the Portfolio, except where noted otherwise.

     The following is a description of investment practices of the Funds and the securities in which they may invest:

INVESTMENT INFORMATION

PERMITTED INVESTMENT STRATEGIES, INVESTMENTS AND
ASSOCIATED RISKS

The different types of securities in which the Funds may invest, subject to their respective investment objectives, policies and restrictions, are described below.

	Ultra Short-	International	U.S. Inflation-	Global Inflation-
	Bond Tund	Bond Fundl	Indexed Fund	Indexed Hedged Fund
Asset-Backed Securities	•	•	☐	☐
Bank Obligations	•	•	☐	☐
Brady Bonds	X	X	☐	☐
Corporate Debt Instruments	•	•	☐	☐
Derivative Securities	•	•	•	•
Dollar Roll Transactions	☐	☐	☐	☐
Duration Management	•	•	•	•
Transactions
Emerging Market	X	☐	☐	☐
Securities
Foreign Instruments	☐	•	☐	•
Illiquid Securities	☐	☐	☐	☐
Indexed Notes, Currency	X	☐	☐	☐
Exchange-Related
Securities and Similar
Securities
Inflation-Indexed	☐	•	•	•
Securities
Investment Companies	☐	•	•	•
Loan Participations	☐	X	X	X
and Assignments
Mortgage-Backed	•	•	☐	☐
Securities
Multi-National Currency Unit	X	☐	☐	☐
Securities or More Than One
Currency Denominated
Securities
Repurchase and Reverse	•	☐	☐	☐
Repurchase Agreements
Short Sales Transactions	☐	X	☐	☐
Stripped Instruments	☐	☐	☐	☐
Swaps	•	☐	☐	☐
TBA Transactions	☐	•	☐	☐
Total Return Swaps	☐	☐	•	•
U.S. Government,	•	•	•	•
Agency and Government
Sponsored Securities
When Issued and Forward	☐	•	☐	☐
Commitment Securities
Zero Coupon Securities	☐	☐	☐	☐

•	Principal
☐	Other
X	Fund does not presently invest in such securities

Asset-Backed Securities

Asset-backed securities ("ABS") represent participations in, or are secured by or backed by, a pool of financial assets. These securities are sponsored by such institutions as finance companies, finance subsidiaries of industrial companies and investment banks. Asset-backed securities have structural characteristics similar to mortgage-backed securities, and include assets such as:

a.	motor vehicle installment sale contracts,

b.	other installment sale contracts,

c.	home equity loans,

d.	leases of various types of real and personal property, and

e.	receivables from revolving credit (credit card) agreements.

Such assets are typically securitized through the use of bankruptcy remote trusts and special purpose corporations. Consequently, these securities are collateralized by such assets pledged to the trust from which securities are issued. ABS may be subject to principal prepayments on the underlying assets, at varying speeds, which may cause the final maturity of the ABS to deviate significantly from its stated maturity or final distribution date. ABS may also be subject to liquidity constraints. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a third party financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

Risks:	The principal amount of asset-backed securities is generally subject to partial or total prepayment risk. If an asset-backed security is purchased at a premium (or discount) to par, a prepayment rate that is faster than expected will reduce (or increase) the yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect on yield to maturity. In some cases, these securities may not have any security interest in the underlying assets, and recoveries on the repossessed collateral may not be available to support payments on these securities.

Bank Obligations

Bank obligations are bank-issued securities. These instruments include, but are not limited to:

a.	Time Deposits,	g.	Eurodollar Certificates of Deposit,

b.	Certificates of Deposit,	h.	Variable Rate Notes,

c.	Bankers’ Acceptances,	i.	Loan Participations,

d.	Bank Notes,	j.	Variable Amount Master Demand Notes,

e.	Deposit Notes,	k.	Yankee CDs, and

f.	Eurodollar Time Deposits,	l.	Custodial Receipts.

Risks:	Investing in bank obligations exposes a Fund to risks associated with the banking industry, such as interest rate and credit risks. Foreign bank obligations involve somewhat different investment risks than those affecting U.S. bank obligations. Included in these risks are possibilities that:

a.	investment liquidity may be impaired due to future political and economic developments;

b.	their obligations may be less marketable than comparable obligations of U.S. banks;

c.	a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations;

d.	foreign deposits may be seized or nationalized;

e.	foreign governmental restrictions such as exchange controls may be adopted that might adversely affect the payment of principal and interest on those obligations;

f.	the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks; or

g.	the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks.

Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality. Also, investments in commercial banks located in some foreign countries are subject to additional risks because they engage in diversified securities activities.

Each Fund limits its U.S. bank obligation investments to U.S. banks meeting the Investment Adviser’s creditworthiness criteria. Each applicable Fund limits its investments in foreign bank obligations to foreign banks (including U.S. branches of foreign banks) meeting the Investment Adviser’s or the Sub-Adviser’s investment quality standards. Generally, such foreign banks must be comparable to obligations of U.S. banks in which each Fund may invest.

Brady Bonds

Brady Bonds are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness. To date, Brady Bonds have been issued by the governments of twenty countries, the largest proportion having been issued by Argentina, Brazil, Mexico and Venezuela. Brady Bonds are either collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market.

A Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially at least one year’s rolling interest payments based on the applicable interest rate at the time and adjusted at regular intervals thereafter.

Risks:	Brady Bonds are generally issued by countries with developing capital markets or unstable governments and as such, are considered to be among the more risky international investments.

Corporate Debt Instruments

Corporate bonds are debt instruments issued by corporations. As creditors, bondholders have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Fund purchases corporate bonds subject to quality restraints. Commercial paper, notes and other obligations of U.S. and foreign corporate issuers (including medium-term and variable rate notes) must meet a Fund’s credit quality standards. A Fund may retain a downgraded corporate debt security if the Investment Adviser determines retention of such security to be in such Fund’s best interests.

Risks:	Investing in corporate debt securities subjects a Fund to interest rate risk and credit risk.

Derivative Securities

Derivative securities are instruments whose value is derived from the value of other assets such as commodities, stocks, bonds, and market indices. Derivatives include:

a.	swaps;

b.	caps, floors and collars;

c.	forward foreign currency contracts;

d.	futures contracts; and

e.	options.

Derivatives are often used to hedge against a given investment’s risks of future gain or loss. Such risks include changes in interest rates, foreign currency exchange rates and securities prices.

a. Swaps

Interest rate swaps involve a Fund’s exchange with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that both represent commitments to pay and receive funds. Currency swaps involve the exchange of respective rights to make or receive payments in specified currencies. Credit default swaps involve the transfer of credit exposure of the referenced corporate entity. The buyer of a credit default swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the security. By doing this, the risk of default is transferred from the holder of the fixed income security to the seller of the credit default swap.

b. Caps, Floors and Collars

An interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar incorporates a cap and a floor in one transaction as described above.

c. Forward Foreign Currency Contracts

A forward foreign currency contract is the purchase or sale of a foreign currency on a future specified date at a pre-determined exchange rate. A forward foreign currency contract may be used in order to hedge the currency exchange risk associated with assets or obligations denominated in foreign currencies. Synthetic hedging is a technique utilizing forward foreign exchange contracts that is frequently employed by many of the Funds . It entails entering into a forward contract to sell a currency, the changes in value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are or are expected to be denominated, and buying U.S. dollars. There is a risk that the perceived linkage between various currencies may not be present during the particular time that a Fund is engaging in synthetic hedging. A Fund may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or expects to have exposure. Forward foreign currency contracts may also be used for non-hedging purposes.

d. Futures Contracts

A futures contract is an agreement to buy or sell a specific amount of a financial instrument at a particular price on a specified date. The futures contract obligates the buyer to purchase the underlying asset and the seller to sell it. Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract that cancels the original contract to make or take delivery. At times, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions. The possibility of such distortions means that a correct forecast of general market, foreign exchange rate or interest rate trends may not produce the Fund’s intended results. Losses from investing in futures transactions that are unhedged or uncovered are potentially unlimited.

e. Options Contracts

An option is a contractual right, but not an obligation, to buy (call) or sell (put) an asset in exchange for an agreed upon sum. If the right is not exercised within a specified period of time, the option expires and the option buyer forfeits the amount paid. An option may be a contract that bases its value on the performance of an underlying bond. When a Fund writes a call option, it gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. A Fund might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

A Fund will not enter into a swap, cap or floor unless the unsecured commercial paper, senior debt or claims paying ability of the counterparty is rated either A or A-1 or better by S&P or A or P-1 or better by Moody's. If unrated, it must be determined to be of comparable quality by the Investment Adviser.

All derivatives require the Fund to segregate, in a separate custody account, cash (in any applicable currency), U.S. government securities, or other liquid and unencumbered securities (in any applicable currency) equal to the amount of the Fund’s obligations under the terms of the derivative contract. When a Fund purchases a future or a forward foreign currency contract for non-hedging purposes, the sum of the segregated assets plus the amount of initial and variation margin held in the broker's account, if applicable, must equal the market value of the future or forward foreign currency contract. Should the market value of the contract move adversely to the Portfolio, or if the value of the securities in the segregated account declines, the Fund will be required to deposit additional cash or securities in the segregated account at a time when it may be disadvantageous to do so.

Derivatives are subject to the risk of changes in security prices, as well as credit risk with respect to the counterparty for derivatives not entered into on a U.S. or foreign exchange. Certain derivatives may also have a leveraging effect that will increase the Fund’s volatility of returns. A Fund may not be able to close out a futures or options position when it would be most advantageous to do so.

Risks:	Derivatives are subject to the risk of changes in security prices, and credit risk with respect to the counterparty for derivatives not entered into on a U.S. or foreign futures and options exchange. Certain derivatives may also have a leveraging effect that will increase the Fund’s volatility of returns. A Fund may not be able to close out a futures or options position when it would be most advantageous to do so.

Dollar Roll Transactions

Dollar roll transactions consist of the sale of mortgage-backed securities, with a commitment to purchase similar but not necessarily identical securities at a future date. The purchaser (“counterparty”) receives all principal and interest payments, including prepayments, made on the security while it is the holder. The forward (purchase) price may be higher or lower than the sale price, depending on the projected interim cash flows and the financing rate for the securities during the period. Dollar rolls may be renewed over a period of several months with a new sale and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. The transaction may be preceded by a firm commitment agreement, pursuant to which the Fund agrees to buy a security on a future date. To prevent the Fund from using dollar roll transactions as a means of adding leverage beyond allowable limits, the Fund will maintain a segregated custodial account for dollar roll transactions. The segregated accounts may contain cash, U.S. government securities or other liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase the securities under the dollar roll transaction (including accrued interest).

Dollar roll transactions are similar to reverse repurchase agreements in that they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a Fund. For example, while the Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received plus the interest the Fund receives by reinvesting the cash. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund’s borrowing.

Risks:	Should the counterparty become insolvent, the Fund’s right to purchase or repurchase the security may be restricted, or the price of the security may change adversely over the term of the dollar roll transaction. Similarly, a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not necessarily identical, security to a Portfolio, the security which the Fund is required to buy under the dollar roll may be worth less than the security that was sold. There can be no assurance that a Fund’s use of the cash it receives from a dollar roll will provide a return that exceeds borrowing costs.

Duration Management

Duration measures a bond's price volatility, incorporating the following factors:

a.	the bond's yield;

b.	coupon interest payments;

c.	final maturity;

d.	call features; and

e.	prepayment assumptions.

Duration measures the expected life of a debt security on a present value basis. It incorporates the length of the time intervals between the present time and the time that the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received) and weighs them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, for the same maturity, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

The market price of a bond with an effective duration of two years would be expected to decline 2% if interest rates rose 1%. If a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decline by about 3%.

Futures, options and options on futures have durations closely related to the duration of the securities that are underlying them. Holding long futures or call options will lengthen a Fund’s duration by approximately the same amount as holding an equivalent amount of the underlying securities. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions and have the effect of reducing duration by approximately the same amount as selling an equivalent amount of the underlying securities.

For inflation-indexed securities, real duration measures the price sensitivity of a bond as real interest rates (i.e. nominal interest rates adjusted for inflation) move up and down. Real duration is their primary measure of risk, because these securities are subject to real rate changes but are protected against fluctuations in inflation.

Risks:	There is no assurance that deliberate changes in a Fund’s weighted average duration will enhance its return relative to more static duration policies, and may in fact detract from relative returns.

Foreign Instruments

a. Foreign Securities

Foreign securities are securities issued by entities domiciled outside the United States. They are typically denominated in currencies other than the U.S. dollar, and may be denominated in a single currency or multi-currency units. The Investment Adviser and the Sub-Adviser will adjust exposure of a Fund to different currencies based on their perception of the most favorable markets and issuers. In allocating assets among multiple markets for certain Funds , the Investment Adviser and the Sub-Adviser will assess the relative yield and anticipated direction of interest rates in particular markets, general market and economic conditions and the relationship of currencies of various countries to each other. In their evaluations, the Investment Adviser and the Sub-Adviser will use internal financial, economic and credit analysis resources as well as information obtained from external sources. For the Ultra- Short Bond Fund, it is anticipated that foreign securities will be issued primarily by governmental and private entities located in such countries and by supranational entities, and the Fund will only invest in countries considered to have stable governments, based on the Investment Adviser's analysis of social, political and economic factors.

The International Bond Fund and Global Inflation-Indexed Hedged Funds will invest primarily in securities denominated in the currencies of the United States, Japan, Canada, Western European nations, New Zealand and Australia, as well as securities denominated in the euro. Further, it is anticipated that such securities will be issued primarily by governmental and private entities located in such countries and by supranational entities. Funds will only invest in countries considered to have stable governments, based on the Investment Adviser's analysis of social, political and economic factors.

b. Foreign Government, International and Supranational Agency Securities

These securities include debt obligations issued or guaranteed by a foreign government or its subdivisions, agencies and instrumentalities, international agencies and supranational entities. They include obligations issued or guaranteed by foreign governmental entities with taxing powers, and obligations issued or guaranteed by international or supranational entities. These obligations may or may not be supported by the full faith and credit of a foreign government, or several foreign governments. Examples of international and supranational entities include:

a.	International Bank for Reconstruction and Development;

b.	European Steel and Coal Community;

c.	Asian Development Bank;

d.	European Bank for Reconstruction and Development; and

e.	Inter-American Development Bank.

The governmental members, or "shareholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

Risks:	Generally, foreign financial markets have substantially less volume than the U.S. market. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. Certain Funds may invest portions of their assets in securities denominated in foreign currencies. These investments carry risks of fluctuations of exchange rates relative to the U.S. dollar. Securities issued by foreign entities (governments, corporations, etc.) may involve risks not associated with U.S. investments, including expropriation of assets, taxation, political or social instability and less strict regulatory and financial reporting standards-all of which may cause declines in investment returns.

c. Emerging Markets Securities

Emerging markets securities are foreign securities issued from countries which are considered to be "emerging" or "developing" by the World Bank. Such emerging markets include all markets other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

An emerging market sovereign security is a security issued by the national government, a municipality, or a company that is wholly owned by the national government. The latter are sometimes referred to as "quasi-sovereign" securities.

There are numerous types of fixed-income securities issued by emerging market sovereign or corporate entities, including the following:

Treasury bills and bonds: These are short-term, locally registered securities that are usually, but not always, denominated in the local currency.

Eurobonds and global bonds: These are longer maturity (up to 30 years) securities, registered in London or globally, that are generally issued in U.S. dollars, but are increasingly issued in euros and occasionally in yen.

Brady Bonds: As previously described in “Brady Bonds” herein, these are bonds issued by emerging market governments in exchange for defaulted loans that had been extended by non-local commercial banks or similar institutions.

Loan Participations and Assignments: As described in “Loan Participations and Assignments” herein, there are a few loans by financial institutions to emerging market governments that have not been converted to bonds, yet are still traded in the market. They may or may not have been restructured in the past. These instruments are traded on a participation or assignment basis.

Risks:	The risks of investing in foreign securities may be intensified when the issuers are domiciled or doing substantial business in emerging market countries or countries with developing capital markets. Security prices in emerging markets can be significantly more volatile than those in more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. Compared to more developed countries, emerging market countries may have:

a.	relatively unstable governments;

b.	sudden adverse government action;

c.	nationalization of businesses;

d.	restrictions on foreign ownership;

e.	prohibitions of repatriation of assets;

f.	less protection of property rights; and/or

g.	less strict financial reporting and regulatory compliance requirements.

The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local, regional or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. Emerging markets in a particular region (e.g., Latin America) may be highly correlated, thereby increasing a Fund’s risk if it is concentrated regionally.

Illiquid Securities

Illiquid securities may not be able to be sold or disposed of in the ordinary course of business within seven days for approximately the value at which a Fund has valued the securities. These include:

1.	securities with legal or contractual restrictions on resale;

2.	time deposits, repurchase agreements and dollar roll transactions having maturities longer than seven days; and

3.	securities not having readily available market quotations.

Although the Funds are allowed to invest up to 15% of their net assets in illiquid assets, it is not expected that any Fund will invest a significant portion of its assets in illiquid securities. The Investment Adviser monitors the liquidity of such restricted securities under the supervision of the Board of Trustees.

A Fund may purchase securities not registered under the Securities Act of 1933 as amended, (the "1933 Act"), but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act (“Rule 144A Securities”). A Fund also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act (“Section 4(2) Paper”). Section 4(2) Paper and Rule 144A Securities are restricted as to disposition under the federal securities laws, and are generally sold to institutional investors. Any resale by the purchaser must be in an exempt transaction. These securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the security, thus providing liquidity. A Fund may also purchase interest-only, principal-only and Regulation S securities. Interest-only and principal-only securities are called stripped instruments. A description and related risks of each are found below. Regulation S securities are securities offered and sold outside of the U.S. Regulation S securities are exempt from registration provided certain requirements are met. Rule 144A Securities, Section 4(2) Paper, interest-only, principal-only and Regulation S Securities may be determined to be illiquid securities, although the Fund’s Board has adopted procedures that permit them to be determined liquid in certain circumstances. If a particular investment in Rule 144A Securities, Section 4(2) Paper or private placement securities, interest-only, principal-only or Regulation S securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities.

Risks:	Investing in illiquid securities presents the potential risks of tying up a Fund's assets at a time when liquidating assets may be necessary to meet redemptions and expenses.

Indexed Notes, Currency Exchange-Related Securities and Similar Securities

These securities are notes, the principal amount of which and/or the interest rate payable is determined by reference to an index. This index may be determined by the rate of exchange between the specified currency for the note and one or more other currencies or composite currencies.

Risks:	Foreign currency markets can be highly volatile and are subject to sharp price fluctuations.

Inflation-Indexed Securities

Inflation-indexed securities are linked to the inflation rate in worldwide markets, such as the U.S. Treasury’s "inflation-protection" bonds. Inflation protected securities issued by the U.S. Treasury are also called “Treasury Inflation Protected Securities” or "TIPS". The principal is adjusted for inflation (payable at maturity), and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount. The inflation adjustments are based upon the Consumer Price Index (CPI) for Urban Consumers. The original principal value of TIPS is guaranteed, even during a period of deflation. The par value of a TIPS bond at maturity will be the greater of the original principal or the inflation-adjusted principal. These securities may be eligible for coupon stripping under the U.S. Treasury program. U.S. corporations and government agencies have also issued inflation-indexed securities sporadically in the past.

Inflation-indexed securities also have been issued by sovereign countries such as Australia, Canada, France, Japan, New Zealand, Sweden and the United Kingdom in their respective currencies. The mechanics for adjusting the principal value of foreign inflation-indexed securities is similar but not identical to the process used in the United States. In addition, these countries may not provide a guarantee of principal value at maturity, in which case the adjusted principal value of the bond repaid at maturity may be less than the original principal.

CPI futures are exchange-traded futures contracts that represent the inflation on a notional value of $1,000,000 for a period of three months, as implied by the CPI. An inflation swap is a contract between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows. CPI futures and inflation swaps can be used to hedge the inflation risk in nominal bonds and can be combined with U.S. Treasury futures contracts to create synthetic TIPS.

Risks:	If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. The Funds also may invest in other inflation-linked bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, adjustments to principal will generally result in taxable income to a Fund at the time of such adjustment (which would generally be distributed by the Fund as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of the bonds is not guaranteed and will fluctuate.

The U.S. Treasury began issuing inflation-indexed bonds only in 1997. As such, trading history for TIPS is shorter than for other U.S. Treasury note and bond programs and liquidity is generally lower than for nominal bonds. However, the U.S. Treasury has reaffirmed its commitment to issue TIPS and an improvement in liquidity is expected to continue. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Finally, there can be no assurance that the Consumer Price Index for Urban Consumers will accurately measure the real rate of inflation in the price of goods and services.

Investment Companies

An investment company is an investment vehicle, which, for a management fee, invests the pooled funds of investors in securities appropriate for its investment objectives. A Fund may invest in the shares of another registered investment company subject to the limitations under the 1940 Act. Two basic types of investment companies exist:

1.	Open end funds: these funds have a floating number of outstanding shares and will sell or redeem shares at their current net asset value,

2.	Closed end funds: these funds have a fixed number of outstanding shares that are typically traded on an exchange.

The Funds will not invest in any fund that charges a “load.”

Risks:	As a shareholder in a registered investment company, a Fund will bear its ratable share of that investment company’s expenses, including its advisory and administration fees. Generally, risks posed by a particular fund will mirror those posed by the underlying securities. A money market fund has the highest safety of principal, whereas bond funds are vulnerable to interest rate movements.

Loan Participations and Assignments

Fixed and floating rate loans are arranged through private negotiations between an entity whose securities the Fund could have purchased directly (a “Borrower”) and one or more financial institutions (“Lenders”). A Fund may invest in loans in the form of assignments of all or a portion of loans from third parties or in the form of participations When a Fund purchases an Assignment from a Lender, the Fund will acquire direct rights against the Borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender. When a Fund purchases a participation, the Fund will have a contractual relationship only with the Lender, and not the Borrower. The Fund will have the right to receive payments of principal, interest and any fee to which it is entitled only from the Lender selling the participation and only upon receipt by the Lender of the payments from the Borrower. Because an investment in a participation is subject to the credit risk of both the Borrower and the Lender, a Fund will acquire a participation only if the Lender interpositioned between the Fund and the Borrower is determined by the Investment Adviser to be creditworthy.

Risks:	The Funds generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the loan, nor any rights or set-off against the Borrower, and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased a participation. As a result, a Fund will assume the credit risk of both the Borrower and the Lender that is selling the participation.

Mortgage-Backed Securities

Mortgage-backed securities (“MBS”) are securities representing ownership interests in, or debt obligations secured entirely or primarily by, "pools" of residential or commercial mortgage loans or other mortgage-backed securities. Mortgage-backed securities may take a variety of forms, the most common being:

1.	Mortgage pass-through securities issued by

	a.	the Government National Mortgage Association (Ginnie Mae),

	b.	the Federal National Mortgage Association (Fannie Mae),

	c.	the Federal Home Loan Mortgage Corporation (Freddie Mac),

	d.	commercial banks, savings and loan associations, mortgage banks or by issuers that are affiliates of or sponsored by such entities,

2.	Collateralized mortgage obligations (“CMOs”), which are debt obligations collateralized by such assets, and

3.	Commercial mortgage-backed securities.

MBS are issued at a specific fixed or floating coupon rate and have a stated maturity or final distribution date. Principal prepayment on the underlying assets may cause the MBS to be retired substantially earlier than its stated maturity or final distribution date.

The Investment Adviser expects that new types of mortgage-backed securities may be created offering asset pass-through and asset-collateralized investments in addition to those described above by governmental, government-related and private entities. As new types of mortgage-related securities are developed and offered to investors, the Investment Adviser will consider whether it would be appropriate for a Fund to make investments in them.

CMOs are structured bonds collateralized by mortgage pass-through securities. Cashflows from mortgage pass-through securities are allocated to various “tranches”, or classes, in a predetermined, specified order. Each tranche has a stated maturity (the latest date by which the tranche can be completely repaid, assuming no prepayments) and an average life (the average of the time to receipt of a principal payment weighted by the size of the principal payment). The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity. Interest is paid or accrues on all or most classes of the MBS on a periodic basis, typically monthly or quarterly. The principal and interest on the underlying assets may be allocated among the several classes in many different ways. In a relatively common structure, payments of principal (including any principal prepayments) on the underlying assets are applied to the classes in the order of their respective stated maturities. In this type of structure, no payment of principal will be made on any MBS class until all other classes having an earlier stated maturity have been paid in full.

Risks:	Mortgage-backed and other asset-backed securities carry the risk of a faster or slower than expected prepayment of principal, which may affect the duration and return of the security. Changes in interest rates affect a Fund’s asset value since its holdings will generally increase in value when interest rates fall and decrease when interest rates rise. Compared to debt that cannot be prepaid, mortgage and asset-backed securities are less likely to increase in value, and may decrease in value, during periods of declining interest rates and may have a higher risk of decline in value during periods of rising interest rates.

Multi-National Currency Unit Securities or More Than One Currency Denomination

Multi-national currency unit securities are tied to currencies of more than one nation. These securities include securities denominated in the currency of one nation, although it is issued by a governmental entity, corporation or financial institution of another nation.

Risks:	Investments involving multi-national currency units are subject to changes in currency exchange rates which may cause the value of such invested securities to decrease relative to the U.S. dollar.

Repurchase and Reverse Repurchase Agreements

When participating in repurchase agreements, a Fund buys securities from a vendor (e.g., a bank or securities firm) which the Fund’s Investment Adviser has deemed creditworthy, subject to the oversight of the Fund’s Board of Trustees, with the agreement that the vendor will repurchase the securities at the same price plus interest at a later date. Repurchase agreements may be characterized as loans secured by the underlying securities. In a reverse repurchase, a Fund sells securities it holds to a vendor with the agreement that it will repurchase the securities at the same price plus interest at a later date. Reverse repurchases may be characterized as borrowings secured by the underlying securities. Repurchase transactions allow the Fund to earn a return on available cash at minimal market risk. The Fund may be subject to various delays and risks of loss should the vendor become subject to a bankruptcy proceeding or if it is otherwise unable to meet its obligation to repurchase. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the value of the repurchase price thereof, including the accrued interest thereon.

Repurchase and reverse repurchase agreements may also involve foreign government securities for which there is an active repurchase market. Transactions in foreign repurchase and reverse repurchase agreements may involve additional risks. The Investment Adviser expects that such repurchase and reverse repurchase agreements will primarily involve government securities of countries belonging to the Organization for Economic Cooperation and Development ("OECD"). The member countries of the OECD currently include: Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Japan, Korea, Luxembourg, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States. This list may change over time.

Each Fund will maintain a segregated custodial account for its reverse repurchase agreements. Until repayment is made, the segregated accounts may contain cash, U.S. government securities or other liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase (including accrued interest). Repurchase and reverse repurchase agreements will generally be restricted to those maturing within seven days.

Risks:	If the other party to a repurchase and/or reverse repurchase agreement becomes subject to a bankruptcy or other insolvency proceeding, or fails to satisfy its obligations thereunder, delays may result in recovering cash or the securities sold, or losses may occur as to all or part of the income, proceeds or rights in the security.

Short Sales

Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. Short selling provides the Investment Adviser or Sub-Adviser with flexibility to reduce certain risks of the Fund’s holdings and increase the Fund’s total return. To the extent that the Fund has sold securities short, it will either (i) maintain a daily segregated account, containing cash, U.S. government securities or other liquid and unencumbered securities, at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (b) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short or (ii) hold an offsetting long position.

Risks:	A short sale is generally used to take advantage of an anticipated decline in price or to protect a profit. A Fund will incur loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed money. The amount of any loss will be increased by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale. The potential loss from a short sale is unlimited.

Stripped Instruments

Stripped instruments are bonds reduced to their two components: the right to receive periodic interest payments (IOs) and the right to receive principal repayments (POs). Each component is then sold separately. Such instruments include:

a.     Municipal bond strips;

b.     Treasury strips; and

c.     Stripped mortgage-backed securities.

Risks:	POs do not pay interest: return is solely based on payment of principal at maturity. Both POs and IOs tend to be subject to greater interim market value fluctuations in response to changes in interest rates. Stripped mortgage-backed security IOs run the risk of unanticipated prepayments, which will decrease the instrument's overall return.

TBA (To Be Announced) Transactions

In a TBA transaction, the type of mortgage-backed securities to be delivered is specified at the time of trade, but the actual pool numbers of the securities to be delivered are not known at the time of the trade. For example, in a TBA transaction, an investor could purchase $1 million 30 year mortgage-backed securities issued by the Federal National Mortgage Association and receive up to three pools on the settlement date. The pool numbers to be delivered at settlement will be announced shortly before settlement takes place. Agency pass-through mortgage-backed securities are usually issued on a TBA basis. Each Fund will maintain a segregated custodial account containing cash, U.S. government securities or other liquid and unencumbered securities having a value at least equal to the aggregate amount of a Fund’s TBA transactions.

Risks:

The value of the security on the date of delivery may be less than its purchase price, presenting a possible loss of asset value. In addition, a Fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract.

Total Return Swaps

A total return swap is a contract between two counterparties who agree to swap periodic payments for the life of the contract. Typically, one party receives the total return (interest payments plus any capital gains or losses for the payment period) from a specified reference asset, while the counterparty receives a specified fixed or floating cash flow (e.g., LIBOR) that is not related to the creditworthiness of the reference asset. The payments are based upon the same notional amount of the reference asset. The reference asset may be any asset (e.g., bonds or loans), an index, or a basket of assets.

Risks:	Swap contracts can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a total return swap’s market value will vary with changes in that reference asset. In addition, a Fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract.

U.S. Government and Agency Securities and Government-Sponsored Enterprises/Federal Agencies

U.S. government and agency securities are issued by or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities and supported by the full faith and credit of the United States. A Fund also may invest in other securities which may be issued by a U.S. government-sponsored enterprise or federal agency and supported either by its ability to borrow from the U.S. Treasury or by its own credit standing. Such securities do not constitute direct obligations of the United States but are issued, in general, under the authority of an Act of Congress. The universe of eligible securities in these categories includes (but is not limited to) those sponsored by:

a.	U.S. Treasury Department;

b.	Federal Housing Administration;

c.	Federal Home Loan Mortgage Corporation;

d.	Federal National Mortgage Association

e.	Federal Home Loan Bank;

f.	Government National Mortgage Association; and

g.	U.S. Department of Veterans’ Affairs.

Risks:	Although U.S. government securities are generally considered to be among the safest type of investment in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities and instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities, or sponsored enterprises if it is not obliged to do so by law.

When Issued and Forward Commitments

The purchase of a when issued or forward commitment security will be recorded on the date a Fund enters into the commitment. The value of the security will be reflected in the calculation of the Fund’s net asset value. The value of the security on delivery date may be more or less than its purchase price. Generally, no interest accrues to a Fund until settlement. Each Fund will maintain a segregated custodial account containing cash, U.S. government securities or other liquid and unencumbered securities having a value at least equal to the aggregate amount of a Fund’s when issued and forward commitment transactions.

Risks:	The value of the security on the date of delivery may be less than its purchase price.

Zero Coupon Securities and Custodial Receipts

Zero coupon securities are typically sold at a deep discount from their face value. Such securities make no periodic interest payments; however, the buyer receives a rate of return by the gradual appreciation of the security, until it is redeemed at face value on a specified maturity date.

Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes whose unmatured interest coupons and scheduled principal repayments have been separated by their holder. A holder, typically a custodian bank or investment brokerage firm, separates the interest coupons (the “coupon”) from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have “stripped” the coupons and resold them in custodial receipt programs under names such as "Treasury Income Growth Receipts" ("TIGRS") and "Certificate of Accrual on Treasuries" ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the beneficial owners. Counsel to the underwriters of these securities have stated that for Federal tax and securities law purposes, purchasers of such certificates, such as a Portfolio, will most likely be deemed the beneficial holders of the underlying U.S. Treasury securities.

The U.S. Treasury has facilitated transfer of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS"). Under the STRIPS program, a Fund can have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of holding certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured coupons by the holder, the corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Risks:	Zero coupon securities do not pay interest until maturity and tend to be subject to greater interim market value fluctuations in response to interest rate changes than interest paying securities of similar maturities. Credit risk is generally greater for investments that are required to pay interest only at maturity rather than at intervals during the life of the investment.

SUPPLEMENTAL DESCRIPTION OF INVESTMENTS

VARIABLE AMOUNT MASTER DEMAND NOTES

Variable amount master demand notes are investments of fluctuating amounts and varying interest rates made pursuant to direct arrangements between a Fund (as lender) and a borrower. These notes are generally non-transferable, and are not ordinarily rated by either Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P").

CURRENCY-INDEXED NOTES

A currency-indexed note makes interest and principal payments in the currency in which it is denominated. The amount of principal payable by the issuer at maturity, however, will fluctuate in response to changes in the exchange rates between the two specified currencies during the period from the date the instrument is issued to its maturity date. In selecting the two currencies with respect to which currency-indexed notes are adjusted, the Investment Adviser and the Sub-Adviser will consider the correlation and relative yields of various currencies. Each Fund will purchase such indexed obligations to generate current income or for hedging purposes and will not speculate in such obligations.

PRINCIPAL EXCHANGE RATE LINKED SECURITIES

Principal exchange rate linked securities ("PERLs") are debt obligations, the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency. The return on standard PERLs is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar. PERLs are adversely affected by increases in the foreign exchange value of the U.S. dollar. Reverse PERLs differ from standard PERLs in that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of the foreign currency. Security interest payments are generally made in U.S. dollars at rates reflecting the degree of foreign currency risk assumed or given up by the note's purchaser.

PERFORMANCE INDEXED PAPER

Performance indexed paper ("PIPs") is U.S. dollar-denominated commercial paper whose yield is linked to certain foreign exchange rate movements. The investor's yield on PIPs is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency. This yield is within a stipulated range of return at the time the obligation was purchased, lying within a guaranteed minimum rate below and a potential maximum rate above market yields on U.S. dollar-denominated commercial paper. Both the minimum and maximum rates of return correspond to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

OTHER FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

Securities may be denominated in the currency of one nation although issued by a governmental entity, corporation or financial institution of another nation. For example, a Fund may invest in a British pound sterling-denominated obligation issued by a United States corporation. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated. The Fund’s Investment Adviser or Sub-Adviser bases its decision to invest in any foreign currency exchange-related securities on the same general criteria applicable to any debt security. This includes the Fund’s minimum ratings and investment quality criteria, with the additional element of foreign currency exchange rate exposure.

FOREIGN CURRENCY WARRANTS

Foreign currency warrants such as currency exchange warrants ("CEWs") are warrants entitling the holder to receive a cash amount from the warrants’ issuer (generally in U.S. dollars for warrants issued in the United States). This cash amount is calculated pursuant to a predetermined formula, based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants are generally exercisable when issued and expire at a specified date and time. They have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed income marketplace. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (i.e., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are subject to other risks associated with foreign securities, including risks arising from political or economic factors.

MUNICIPAL INSTRUMENTS

Municipal notes include such instruments as tax anticipation notes, revenue anticipation notes and bond anticipation notes. Municipal notes are issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales. Municipal bonds may be issued to raise money for various public purposes, and include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of bonds. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Industrial development revenue bonds are a specific type of revenue bond backed by the credit and security of a private user. Revenue bonds are generally considered to have more potential risk than general obligation bonds.

Municipal obligation interest rates can be floating, variable or fixed. The values of floating and variable rate obligations are generally more stable than those of fixed rate obligations in response to changes in interest rate levels. Variable and floating rate obligations usually carry rights permitting a Fund to sell them upon short notice at par value plus accrued interest. The issuers or financial intermediaries providing rights to sell may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit (conditional commitments to lend) or letters of credit (which are ordinarily irrevocable) issued by domestic banks or foreign banks having a United States branch, agency or subsidiary. When considering whether an obligation meets a Fund’s quality standards, the Investment Adviser will look at the creditworthiness of the party providing the right to sell as well as to the quality of the obligation itself.

Municipal securities may be issued to finance private activities, the interest from which is an item of tax preference for purposes of the federal alternative minimum tax. Such “private activity” bonds might include industrial development revenue bonds, and bonds issued to finance such projects as solid waste disposal facilities, student loans or water and sewage projects.

BORROWING

Each Fund may borrow money temporarily from banks when:

a.     it is advantageous to do so in order to meet redemption requests;

b.     a Fund fails to receive transmitted funds from a shareholder on a timely basis;

c.     the custodian of the Fund fails to complete delivery of securities sold; or

d.     a Fund needs cash to facilitate the settlement of trades made by the Fund.

In addition, each Fund may, in effect, borrow money by lending securities through reverse repurchase agreements and/or dollar roll transactions. Securities may be borrowed by engaging in repurchase agreements.

SECURITIES LENDING

With the exception of the Ultra-Short Bond Fund, each Fund may lend out its investment securities directly (i.e., not through reverse repurchase or dollar roll transactions). The value of these securities may not exceed 33 1/3% of the Fund’s total assets. Such securities may be lent to banks, brokers and other financial institutions if the Fund receives in return, collateral in cash, U.S. government securities or irrevocable bank stand-by letters of credit. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund may terminate the loans at any time and the relevant Fund will then receive the loaned securities within five days. During the loan period, the Fund receives the income on the loaned securities and a loan fee, thereby potentially increasing its total return. At the present time, no Fund of the Fund participates in a securities lending program.

SUPPLEMENTAL DISCUSSION OF RISKS

The risks associated with the different types of securities in which the Funds may invest are described in the Prospectus under “Investment Information.” Additional information concerning risks associated with certain of the Fund’s investments is set forth below.

FOREIGN INVESTMENTS

Foreign financial markets, while growing in trading volume, have, for the most part, substantially less volume than United States markets. Thus, many foreign company securities are less liquid and their prices are more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of Fund assets remains uninvested, earning no return. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of Fund securities due to settlement problems could result either in Fund losses due to subsequent declines in security value or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Comparatively speaking, there is less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. In addition, a foreign government may impose exchange control regulations, which may impact currency exchange rates or the ability to repatriate funds.

In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments; present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets; and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

MORTGAGE AND ASSET-BACKED SECURITIES

Prepayments on securitized assets such as mortgages, automobile loans and credit card receivables (“securitized assets”) generally increase with falling interest rates and decrease with rising interest rates. Prepayment rates are often influenced by a variety of economic and social factors. In general, the loans supporting non-mortgage asset-backed securities are of shorter maturity than mortgage loans and are less likely to experience substantial prepayments. In addition to prepayment risk, borrowers on the underlying securitized assets may default in their payments, creating delays or loss of principal.

Non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of a security interest in the underlying assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give them the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance, and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

New forms of asset-backed securities are continuously being created. Market experience in some of these securities is limited and liquidity may not have been tested in market cycles.

FORWARD COMMITMENTS

Funds may purchase securities on a when-issued or forward commitment basis. These transactions present a risk of loss should the value of the securities to be purchased increase prior to the settlement date and the counterparty to the trade fail to execute the transaction. If this were to occur, the Fund’s net asset value, including a security's appreciation or depreciation purchased on a forward basis, would decline by the amount of such unrealized appreciation.

LOAN PARTICIPATIONS AND ASSIGNMENTS

Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and Funds may not benefit directly from any collateral supporting the loan in which they have purchased a Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation. It may be necessary under the terms of a participation for a Fund to assert, through the lender, such rights as may exist against the borrower should the borrower fail to pay principal and interest when due or otherwise default on the loan. As a result, a Fund could be subject to delays, expenses and risks which are greater than those which would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. In the event of bankruptcy or insolvency of a lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. In the event of the bankruptcy or insolvency of the borrower, the Loan underlying a participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the lender.

In the event market prices are not readily available, assignments and participations will be valued at their fair value, as determined in accordance with the Fund’s Valuation procedures adopted by the Fund’s Board of Trustees.

INFLATION-INDEXED SECURITIES

The U.S. Treasury began issuing inflation-indexed bonds in 1997. As such, trading history for TIPS is shorter than for other U.S. Treasury note and bond programs and liquidity is generally lower than nominal bonds. However, the U.S. Treasury has reaffirmed its commitment to issue TIPS and an improvement in liquidity is expected to continue. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Finally, there can be no assurance that the CPI will accurately measure the real rate of inflation in the price of goods and services.

Some countries may not guarantee the principal value of the inflation protected bonds that they issue, in which case, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

SUPPLEMENTAL HEDGING TECHNIQUES

Each of the Funds may enter into forward foreign currency contracts and may purchase and write (on a covered basis) exchange-traded or over-the-counter (“OTC”) options on currencies, foreign currency futures contracts and options on foreign currency futures contracts. These contracts are primarily entered into to protect against a decrease in the U.S. dollar equivalent value of a Fund’s foreign currency denominated securities or the payments thereon that may result from an adverse change in foreign currency exchange rates. Under normal circumstances, the Global Inflation-Indexed Hedged Fund intends to hedge its currency exchange risk to the extent feasible, but there can be no assurance that all of the assets of the Fund denominated in foreign currencies will be hedged at any time, or that any such hedge will be effective. The other Funds may at times, at the discretion of the Investment Adviser or the Sub-Adviser, hedge all or some portion of its currency exchange risk.

Conditions in the securities, futures, options and foreign currency markets will determine whether, and under what circumstances, the Fund will employ any of the techniques or strategies described below. The Fund’s ability to pursue these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission (“CFTC”) and the federal tax requirements applicable to regulated investment companies. (See: “Investment Information” in the Prospectus and “Supplemental Tax Considerations” below for more information on hedging.)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND ASSOCIATED RISKS

Each Fund may, and generally certain Funds will, purchase and sell forward contracts. A forward contract obligates one party to purchase and the other party to sell a defined foreign currency amount at some specified future date. Purchasing or selling forward contracts may help offset declines in U.S. dollar-equivalent value of a Fund’s foreign currency denominated assets and the income available for distribution to Fund shareholders. These declines in U.S. dollar-equivalent value may be the result of adverse exchange rate changes between the U.S. dollar and the various foreign currencies in which a Fund’s assets or income are denominated. The U.S. dollar-equivalent value of the principal amount of and rate of return on foreign currency denominated securities will decline should the U.S. dollar exchange rate rise in relation to that currency. Such declines could be partially or completely offset by an increase in the value of a forward contract on that foreign currency.

In addition to entering into forward contracts with respect to assets that a Fund holds (a “position hedge”), the Investment Adviser or Sub-Adviser may purchase or sell forward contracts or foreign currency options in a particular currency with respect to specific anticipated transactions (a “transaction hedge”). By purchasing forward contracts, the Investment Adviser or Sub-Adviser can establish the exchange rate at which a Fund will be entitled to exchange U.S. dollars for a foreign currency or a foreign currency for U.S. dollars at some point in the future. Thus, such contracts may lock in the U.S. dollar cost of purchasing foreign currency denominated securities, or set the U.S. dollar value of the income from securities it owns or the proceeds from securities it intends to sell.

While the use of foreign currency forward contracts may protect a Fund against declines in the U.S. dollar-equivalent value of the Fund’s assets, such use will also reduce the possible gain from advantageous changes in the value of the U.S. dollar against particular currencies. Moreover, the use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar-equivalent prices of or rates of return on the assets held in the Fund.

The use of such techniques will subject the Fund to certain risks:

a.	foreign exchange markets can be highly volatile and are subject to sharp price fluctuations;

b.	trading forward contracts involves a degree of leverage, and relatively small movements in the rates of exchange between the currencies underlying a contract could result in immediate and substantial losses to the investor;

c.	trading losses that are not offset by corresponding gains in assets being hedged reduce the value of assets held by a Portfolio; and

d.	precise matching of the forward contract amounts and the value of the hedged Fund securities involved will not generally be possible. The future value of such foreign currency denominated Fund securities will change as a consequence of market movements. This change is unrelated to fluctuations in exchange rates. Thus, it may be necessary for a Fund to purchase additional foreign currency in the cash market (and bear the expense of such purchase) if the market value of the security is less than the amount of the foreign currency it must deliver pursuant to the forward contract.

If the Investment Adviser or Sub-Adviser incorrectly predicts the direction of such movements, a Fund’s performance may decline because of the use of such contracts. The accurate projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Fund costs of engaging in foreign currency forward contracts will vary with factors such as:

a.	the foreign currency involved;

b.	the length of the contract period; and

c.	the market conditions then prevailing, including general market expectations as to the direction of the movement of various foreign currencies against the U.S. dollar.

Furthermore, the Investment Adviser or Sub-Adviser may not be able to purchase forward contracts with respect to all of the foreign currencies in which the Fund’s Fund securities may be denominated, leaving a portion of the Fund unhedged against adverse exchange rate movements. Moreover, if the forward contract is entered into in an OTC transaction, the Fund generally will be exposed to the credit risk of its counterparty. Should a Fund enter into such contracts on a foreign exchange, the contract will be subject to the rules of that foreign exchange. Foreign exchanges may impose significant restrictions on the purchase, sale or trading of such contracts, and may impose limits on price moves. Such limits may affect significantly the ability to trade the contract or otherwise to close out the position, and could create potentially significant discrepancies between the cash and market value of the forward contract. Finally, the cost of purchasing forward contracts in a particular currency will reflect, in part, the rate of return available on instruments denominated in that currency. The cost of purchasing forward contracts to hedge foreign currency denominated securities may reduce their rate of return toward the rate of return that would be earned on assets denominated in U.S. dollars.

OTHER STRATEGIES OF CERTAIN FUNDS

Certain Funds may attempt to enhance returns by entering into forward contracts and currency options, as discussed below, in a particular currency in an amount in excess of the value of assets denominated in that currency or when they do not own assets denominated in that currency. If the Investment Adviser or Sub-Adviser is not able to predict correctly the direction and extent of movements in foreign currency exchange rates, entering into such forward or option contracts may decrease rather than enhance a Fund’s return. In addition, if a Fund enters into forward contracts when it does not own assets denominated in that currency, the Fund’s volatility may increase and losses on such contracts will not be offset by increases in the value of Fund assets.

OPTIONS ON FOREIGN CURRENCIES

Each Fund may purchase and sell (or write) put and call options on foreign currencies protecting against:

a.     a decline in the U.S. dollar-equivalent value of its Fund securities or payments due thereon, or

b.     a rise in the U.S. dollar-equivalent cost of securities that it intends to purchase.

A foreign currency put option grants the holder the right, but not the obligation, to sell a specified amount of a foreign currency to its counterparty at a predetermined price on a later date. Conversely, a foreign currency call option grants the holder the right, but not the obligation, to purchase a specified amount of a foreign currency at a predetermined price at a later date.

As in the case of other types of options, a Fund’s potential gain from the purchase of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on the sale of in foreign currency options, requiring it to forego all or some of the benefits of advantageous changes in such rates.

Each Fund may write options on foreign currencies for hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option most likely will not be exercised, and the decrease in value of Fund securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar costs of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised, allowing the Fund to hedge such increased costs up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If movement in the expected direction does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or some of the gains that might otherwise have been obtained from favorable movements in exchange rates.

OPTIONS ON SECURITIES

Each Fund may also enter into options on securities or on indices of securities. A put option on a security grants the holder the right, but not the obligation, to sell the security to its counterparty at a predetermined price at a later date. Conversely, a call option on a security grants the holder the right, but not the obligation, to purchase the security underlying the option at a predetermined price at a later date.

Normally, a Fund would purchase put options in anticipation of a decline in the market value of securities it holds or securities it intends to purchase. If a Fund purchases a put option and the value of the security decreases below the strike price of the option, the Fund has the right to sell that security to its counterparty for the strike price (or realize the value of the option by entering into a closing transaction). Thus, the Fund would protect itself against any further decrease in the value of the security during the term of the option.

Conversely, if the Investment Adviser or Sub-Adviser anticipates that a security that it intends to acquire will increase in value, it might cause a Fund to purchase a call option on that security or securities similar to that security. If the value of the security does rise, the call option may wholly or partially offset the increased price of the security. As in the case of other types of options, however, the potential gain to the Fund will be reduced by the amount of the premium paid to purchase the option and any related transaction costs. If, however, the value of the security falls instead of rises, the Fund will have foregone a portion of the gain of the decreased price of the security in the amount of the option premium and the related transaction costs.

A Fund would purchase put and call options on securities indices for the same reasons, as it would purchase options on securities. Options on securities indices are similar to options on securities except that options on securities indices reflect the change in price of a group of securities rather than an individual security. The exercise of options on securities indices is settled in cash rather than by delivery of the securities comprising the index underlying the option.

A Fund’s transactions in options on securities and securities indices will be governed by the rules and regulations of the respective exchanges, boards of trade or other trading facilities on which the options are traded.

CONSIDERATIONS CONCERNING OPTIONS

The writer of an option receives a premium that it retains regardless of whether the option is exercised. The purchaser of a call option has the right to purchase the securities or currency subject to the option at a specified price (the "exercise price") for a specified period of time. By writing a call option, the writer becomes obligated during the term of the option, and upon exercise of the option, to sell the underlying securities or currency to the purchaser against receipt of the exercise price. Therefore, the writer of a call option loses the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open.

Conversely, the purchaser of a put option has the right to sell the securities or currency subject to the option, to the writer of the put option at the specified exercise price for a specified period of time. Upon exercise of the put option, the writer of the put option is obligated to purchase the securities or currency underlying the option at the exercise price. A writer might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price or U.S. dollar value, respectively.

Each Fund may purchase and sell both exchange-traded and OTC options. Although many options on equity securities and options on currencies are currently exchange-traded, options on debt securities are primarily traded in the OTC market. The writer of an exchange-traded option wishing to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. Options of the same series are options with respect to the same underlying security or currency, having the same expiration date and the same exercise price. Likewise, an investor who is the holder of an option may liquidate a position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

An exchange-traded option position may be closed out only where a secondary market exists for an option of the same series. For a number of reasons, a secondary market may not exist for options held by a Portfolio, or trading in such options might be limited or halted by the exchange on which the option is trading. In such cases, it might not be possible to effect closing transactions, with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market in an option it has written, it will not be able to sell the underlying security or currency until either: 1) the option expires, or 2) the Fund delivers the underlying security or currency upon exercise or otherwise cover its position.

EXCHANGE TRADED AND OTC OPTIONS

U.S. exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed. Thus, in effect, every exchange-traded option transaction is guaranteed. In contrast, OTC options are contracts between a Fund and its counterparty with no clearing organization guarantee. Thus, when the Fund purchases OTC options, it relies on the dealer from whom it purchased the option to make or take delivery of the securities underlying the option. The dealer’s failure to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. The Investment Adviser or Sub-Adviser will purchase options only from dealers determined by the Investment Adviser to be creditworthy.

Exchange-traded options generally have a continuous liquid market whereas OTC options may not. Consequently, a Fund will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes an OTC option, it generally will be able only to close out the OTC option prior to its expiration by entering into a closing purchase transaction with the original issuing dealer of the OTC option. A Fund will only enter into OTC options with dealers who are capable of entering into closing transactions with the Fund. There can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised, or different cover is substituted. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option. In the case of options written by a Portfolio, the inability to enter into a closing purchase transaction may result in material losses to the Fund. For example, since the Fund must maintain a covered position with respect to any call option on a security it writes, the Fund may be limited in its ability to sell the underlying security while the option is outstanding. This may impair the Fund’s ability to sell a Fund security at a time when such a sale might be advantageous.

FOREIGN CURRENCIES

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market until they reopen. Foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options. Thus, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

The use of options to hedge a Fund’s foreign currency-denominated holdings or to enhance return raises additional considerations. As described above, a Fund may, among other things, purchase call options on securities it intends to acquire in order to hedge against anticipated market appreciation in the price of the underlying security or currency. If the market price does increase as anticipated, the Fund will benefit from that increase but only to the extent that the increase exceeds the premium paid and related transaction costs. If the anticipated rise does not occur, or if it does not exceed the amount of the premium and related transaction costs, the Fund will bear the expense of the options without gaining an offsetting benefit. If the market price of the underlying currency or securities should fall instead of rise, the benefit the Fund obtains from purchasing the currency or securities at a lower price will be reduced by the amount of the premium paid for the call options and by transaction costs.

A Fund also may purchase put options on currencies or Fund securities when it believes a defensive posture is warranted. Protection is provided during the life of a put option because the put gives the Fund the right to sell the underlying currency or security at the put exercise price, regardless of a decline in the value of the underlying currency or security below the exercise price. This right limits the Fund’s losses from declines in the currency’s or security’s value below the exercise price to the premium paid for the option and related transaction costs. If the market price of the currency or security should increase, however, the profit that the Fund might otherwise have realized will be reduced by the amount of the premium paid for the put option and by transaction costs.

The value of an option position will reflect, among other things:

a.     the current market price of the underlying currency or security;

b.     the time remaining until expiration;

c.     the relationship of the exercise price to the market price;

d.     the historical price volatility of the underlying asset; and

e.     security and general market conditions.

For this reason, the successful use of options as a hedging strategy depends upon the ability of the Investment Adviser or the Sub-Adviser to forecast the volatility and direction of price fluctuations in the underlying currency or securities market.

Options normally have expiration dates of up to nine months. The exercise price of the options may be below, equal to or above the current market value of the underlying security or currency at the time the options are written. Options purchased by a Fund expiring unexercised have no value, and therefore a loss will be realized in the amount of the premium paid and related transaction costs. If an option purchased by a Fund is in the money prior to its expiration date, unless the Fund exercises the option or enters into a closing transaction with respect to that position, the Fund will not realize any gain on its option position.

A Fund’s activities in the options markets may result in higher turnover rates and additional brokerage costs. Nevertheless, the Fund may also save on commissions and transaction costs by hedging through such activities, rather than buying or selling securities or foreign currencies in anticipation of market moves or foreign exchange rate fluctuations.

FUTURES CONTRACTS

Each Fund may enter into contracts for the purchase or sale for future delivery (a “futures contract”) of:

a.     fixed-income securities or foreign currencies;

b.     contracts based on financial indices, including any index of U.S. government securities;

c.     foreign government securities; and

d.     corporate debt securities.

U.S. futures contracts are offered on exchanges which have been designated as “contracts markets” by the Commodity Futures Trading Commission (the “CFTC”), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Pursuant to a claim for exemption filed with the CFTC on behalf of the Fund, the Fund is not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and is not subject to registration or regulation as such under the CEA. The Investment Adviser is not deemed to be a “commodity pool operator” with respect to its service as investment adviser to the Fund. A Fund will enter into futures contracts based on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury bonds, Treasury notes, and GNMA pass-through mortgage-backed securities. Funds may also enter into futures contracts based on securities that would be eligible investments for such Fund and that are denominated in currencies other than the U.S. dollar. This includes, without limitation, futures contracts based on government bonds issued in the United Kingdom, Japan, the Federal Republic of Germany, France and Australia and futures contracts based on three-month Euro-deposit contracts in the major currencies.

A Fund purchases or sells futures contracts in an attempt to protect the U.S. dollar-equivalent value of its securities from fluctuations in interest or foreign exchange rates without actually buying or selling securities or foreign currency. For example, in the expectation that the value of a foreign currency will increase against the U.S. dollar, a Fund might enter into futures contracts for the purchase of that currency. Such a purchase would have much the same effect as buying an equivalent value of foreign currency. If the currency did increase, the value of securities denominated in that currency to be bought by the Fund would rise, but the value of the futures contracts would increase at approximately the same rate. Thus, the Fund’s net purchase price for those securities would not increase as much as it otherwise would have.

Although futures contracts, by their terms, call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is fulfilled before the expiration date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are performed through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it purchases or sells futures contracts.

At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (the “initial margin”). It is expected that the initial margin on U.S. exchanges will range from approximately 3% to approximately 15% of the value of the securities or currencies underlying the contract. Under certain circumstances, however, such as periods of high volatility, an exchange may require the Fund to increase the level of the initial margin. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in cash of “variation margin” may be required, a process known as “marking to the market.” Each day, the Fund is required to provide (or is entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract’s value since the preceding day.

Futures contracts entail special risks. Among other things, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions relating to:

a.	investors’ obligations to meet additional variation margin requirements;

b.	decisions to make or take delivery, rather than entering into offsetting transactions; and

c.	the difference between margin requirements in the securities markets and margin deposit requirements in the futures market.

The possibility of such distortion means that a correct forecast of general market, foreign exchange rate or interest rate trends by the Investment Adviser or Sub-Adviser may not result in a successful transaction.

The Investment Adviser believes that use of such contracts and options thereon will benefit the Funds. However, if the Investment Adviser’s judgment about the general direction of securities market movements, foreign exchange rates or interest rates is incorrect, a Fund’s overall performance will be poorer than if it had not entered into any such contracts or purchased or written options. For example, if a Fund hedges against an interest rate increase (which would adversely affect the price of debt securities held), and interest rates decrease, the Fund would lose part or all of the benefit of the increased value of its assets. This would result in offsetting losses in its futures positions. In such situations, if the Fund has insufficient cash, it may have to sell some of its assets to meet daily variation margin requirements.

A Fund’s ability to establish and close out positions in futures contracts and options on futures contracts is subject to the development and maintenance of liquid markets. Although a Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. Where it is not possible to effect a closing transaction in a contract at a satisfactory price, the Fund would have to make or take delivery under the futures contract or, in the case of a purchased option, exercise the option or let it expire. In the case of a futures contract that a Fund has sold and is unable to close out, the Fund would be required to maintain margin deposits on the futures contract and to make variation margin payments until the contract is closed.

Under certain circumstances, exchanges may establish daily limits of the amount that the price of a futures contract or related option contract may vary, either up or down, from the previous day’s settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures or options contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some traders to substantial losses.

There are risks associated with foreign currency futures contracts and their use as hedging devices similar to those associated with options on foreign currencies described above. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, a Fund must accept delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents. It may also be required to pay any fees, taxes or charges associated with such delivery that are assessed in the country of the underlying currency.

OPTIONS ON FUTURES CONTRACTS

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or currency. Thus, a Fund may purchase a put option on a futures contract to hedge against the risk of rising interest rates. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying securities or currency, it may or may not be less risky than ownership of the futures contract or the underlying securities or currency. As with the purchase of futures contracts, a Fund that is not fully invested may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates or a change in foreign exchange rates.

Writing a call option on a futures contract constitutes a partial hedge against decreasing prices of the security or foreign currency. The hedge is deliverable upon exercise of the futures contract. If the futures price of the option at expiration is below the exercise price, a Fund will retain the full amount of the option premium, providing a partial hedge against any decline that may have occurred in the Fund’s holdings. Writing a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency. The hedge is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, providing a partial hedge against any increase in the price of securities, which a Fund intends to purchase. If a Fund’s put or call option is exercised, it will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its securities and changes in the value of its futures positions, a Fund’s losses from existing options on futures may be reduced or increased by changes in the value of its securities.

In addition to the correlation risks discussed above, purchasing an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. To mitigate this problem, a Fund will not purchase or write options on foreign currency futures contracts unless and until the market for such options has developed sufficiently and, in the opinion of the Investment Adviser or Sub-Adviser, the risks connected with such options are not greater than the risks connected with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, the purchase of a call or put option on a foreign currency futures contract could result in a loss if there is no movement in the price of the underlying currency or futures contract; this is not true of futures contracts.

INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

Fundamental policies may not be changed without the approval of the holders of a majority of the outstanding voting securities of a Fund (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares).

FOR ALL FUNDS EXCEPT INTERNATIONAL BOND FUND

The Funds have adopted the following fundamental investment restrictions relating to the investment of each Fund’s assets and its activities. Each Fund may not:

a.	borrow money, except in conformity with the limits set forth in the 1940 Act; notwithstanding the foregoing, short-term credits necessary for settlement of securities transactions are not considered borrowings;

b.	issue senior securities, except to the extent permitted under the 1940 Act;

c.	underwrite securities of other issuers;

d.	purchase or sell real estate (other than marketable securities representing interests in, or backed by, real estate); or

e.	purchase or sell physical commodities or related commodity contracts.

f.	make loans to other persons, except by:

	i .	the purchase of a portion of an issue of debt obligations in which a Fund is authorized to invest in accordance with its investment objectives, and

	ii.	engaging in repurchase agreements.

	iii.	loaning of portfolio securities.

FOR ALL FUNDS EXCEPT GLOBAL INFLATION-INDEXED HEDGED FUND

g.	invest more than 25% of its total assets in the securities of issuers in any industry (other than U.S. Government Securities, the banking industry and the finance industry).

FOR THE GLOBAL INFLATION-INDEXED HEDGED FUND

h.	Under normal circumstances, the Fund will invest more than 25% of its total assets in securities issued by one or more of the following foreign governments: United Kingdom, France, Australia, Canada, New Zealand, Germany, Japan and Sweden (collectively, the “Government Group”). Except for securities issued by the Government Group or U.S. Government Securities, the Global Fund will not invest more than 25% of its total assets in any industry or foreign government. If the Fund invests more than 25% of its total assets in securities of a single issuer in the Government Group, the percentage of that issuer’s securities in the Fund will not be more than fifteen percentage points higher than that issuer’s weighting in the Barclays Global Inflation- Linked Bond Index Hedged, the Fund’s benchmark index, or any replacement benchmark index that is selected and approved by the Fund’s Board of Trustees. In the event that the Board of Trustees seeks to replace the Fund’s benchmark index, the Fund’s shareholders will be given sixty (60) days’ prior notice of the change;

FOR THE INTERNATIONAL BOND FUND

The Fund has adopted the following fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund. The Fund may not:

a.	borrow money, except by engaging in reverse repurchase agreements or dollar roll transactions (reverse repurchase agreements and dollar roll transactions that are covered are not considered borrowing, pursuant to SEC regulations and SEC staff position), or from a bank as a temporary measure for settlement of securities and shareholder transactions; provided that the Fund will not borrow more than an amount equal to one-third of the value of its assets, nor will it borrow for leveraging purposes (i.e., the Fund will not purchase securities while temporary bank borrowings in excess of 5% of its total assets are outstanding);

b.	issue senior securities (other than as specified in clause a);

c.	underwrite securities of other issuers;

d.	purchase securities on margin (although deposits referred to as "margin" will be made in connection with investments in futures contracts, and the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

e.	sell securities short (does not include options, futures, options on futures or forward currency contracts);

f.	purchase or sell real estate (other than marketable securities representing interests in, or backed by, real estate);

g.	purchase or sell physical commodities or related commodity contracts;

h.	invest more than 25% of its total assets in the securities of issuers in any industry (other than U.S. Government Securities, the banking industry and the finance industry); or

i.	make loans to other persons, except by:

	i.	the purchase of a portion of an issue of debt obligations in which a Fund is authorized to invest in accordance with its investment objectives, and

	ii.	engaging in repurchase agreements;

	iii.	loaning of portfolio securities.

j.	invest in companies for the purpose of exercising control or management;

k.	purchase or retain securities of any issuer if the officers, Trustees or trustees of the Portfolio, or its advisors or managers, own beneficially more than one half of one percent (0.5%) of the securities of the issuer, or together own beneficially more than five percent (5%) of the securities of that issuer; or

l.	invest more than fifteen percent (15%) of the Fund’s total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition.

FOR THE ULTRA-SHORT BOND FUND

This Fund has adopted the following additional fundamental policy. The Fund may not invest more than 5% of its total assets in the securities of any issuer (other than securities issued by the U.S. government, its agencies and instrumentalities, and repurchase agreements), or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Fund’s assets.

FOR ALL FUNDS EXCEPT U.S.INFLATION-INDEXED AND GLOBAL INFLATION-INDEXED HEDGED FUNDS

With respect to each Fund’s fundamental policy regarding industry concentration, the Fund has adopted the following operating policies for each Fund based on each Fund’s investment objectives, policies and operating history:

ALL FUNDS EXCEPT THE U.S. INFLATION-INDEXED FUND:

Under normal circumstances, each Fund will invest more than 25% of its total assets in the securities of issuers in the banking and finance industry. For the purposes of this limitation, the banking and finance industry will be deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset–backed securities and mortgage-backed securities.

FOR THE U.S. INFLATION-INDEXED FUND:

Under normal circumstances, the Fund will not invest more than 25% of its assets in securities in any industry (other than U.S. Government Securities).

NON-FUNDAMENTAL RESTRICTIONS

Non-fundamental restrictions may be amended at any time by the Fund’s Board of Trustees without the approval of shareholders.

Shareholders will be provided with at least 60 days’ prior written notice of any changes with respect to each Fund’s non-fundamental policy immediately listed below pursuant to Rule 35d-1 of the 1940 Act, which requires a Fund with a name suggesting a focus on a particular type of investment, index or industry to invest at least 80% of its net assets (including borrowings for investment purposes) in securities suggested by the Fund’s name.

ULTRA-SHORT BOND FUND

Under normal circumstances, at least 80% of the Fund’s net assets (including borrowings for investment purposes) must be invested in U.S. dollar-denominated debt securities having an effective maturity of no greater than 3 years.

U.S. INFLATION-INDEXED FUND

Under normal circumstances, at least 80% of the Fund’s net assets (including borrowings for investment purposes) must be invested in inflation-indexed securities that are denominated in U.S. dollars and derivative instruments denominated in U.S. dollars whose returns are linked to the inflation rate. The Fund will invest in derivatives as a substitute for direct investment in inflation-indexed securities.

GLOBAL INFLATION-INDEXED HEDGED FUND

Under normal circumstances, at least 80% of the Fund’s net assets (including borrowings for investment purposes) must be invested in inflation-indexed securities. The Fund will attempt to actively utilize currency hedging techniques. The Fund is not required to invest any minimum percentage of its assets in debt securities of issuers located outside the U.S. nor in any minimum number of countries or currencies.

Additional non-fundamental investment restrictions with respect to the U.S. Short-Term and Worldwide Funds are listed below:

ULTRA-SHORT BOND FUND

The Fund may not enter into repurchase agreements if, as a result thereof, more than 25% of total assets would be subject to repurchase agreements.

Time of Purchase Test:

The above standards, restrictions and percentage limitations except for borrowings, shall be determined immediately after, and as a result of, the Fund’s acquisition of a security or other asset. Accordingly, any later increase or decrease in a percentage resulting from a change in values, assets or other circumstances will not be considered when determining whether that investment complies with the Fund’s investment policies and restrictions.

ILLIQUID SECURITIES

The SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, each Fund has adopted an investment policy regarding the purchase or sale of OTC options. The purchase or sale of OTC options will be suspended if:

a.	the total market value of a Fund’s outstanding OTC options exceeds 15% of the Fund’s net assets, taken at market value, together with all other assets of the Fund that are illiquid or are not otherwise readily marketable;

b.	the market value of the underlying securities covered by OTC call options currently outstanding that were sold by such Fund exceeds 15% of the net assets of such Portfolio, taken at market value, together with all other assets of the Fund that are illiquid or are not otherwise readily marketable; or

c.	margin deposits on such Fund’s existing OTC options on futures contracts exceed 15% of the net assets of such Portfolio, taken at market value, together with all other assets of the Fund that are illiquid or are not otherwise readily marketable.

Although this policy on illiquid securities is not fundamental and may be amended at any time without shareholder approval, the Fund will not change or modify this policy prior to a change or modification by the SEC of its position.

Non-Hedging Derivatives Transactions - All Funds

Currently, non-hedging transactions are subject to either of two alternative limitations. Under one alternative, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options may not exceed 15% of the fair market value of a Fund’s net assets (after taking into account unrealized profits and unrealized losses on any such contracts). Under the other alternative, which has been established by the CFTC on a temporary basis, the notional value of non-hedging futures contracts and related options may not exceed the liquidation value of a Fund (after taking into account unrealized profits and unrealized losses on any such contracts).

FUND TRANSACTIONS

The Funds ' debt securities are primarily traded in the OTC market by dealers who are usually acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such securities are generally traded on a net basis and do not normally involve brokerage commissions or transfer taxes. The Fund enters into financial futures and options contracts that normally involve brokerage commissions.

For the last three fiscal years, the amount of brokerage commissions (associated with financial futures and options contracts) paid by each Fund was as follows:

	Year Ended	Year Ended	Year Ended
Fund Name	December 31, 2007	December 31, 2006	December 31, 2005

Ultra-Short Bond	—	$130	$260
International Bond	$56,741	$65,028	$6,893
U.S. Inflation-Indexed	$5,506	$9,561	$0
Global Inflation-Indexed Hedged	$1,101	$1,870	$0

The cost of executing transactions will consist primarily of dealer spreads. These spreads are not included in Fund expenses and, therefore, are not subject to the expense cap. Nevertheless, this spread, in the absence of the intended positive effects of each such transaction, will decrease the total return of the Fund. A Fund will buy one asset and sell another only if the Investment Adviser and/or the Sub-Adviser believes it is advantageous to do so after considering the effect on the Fund’s total return of the additional custodial charges and the spread.

All purchases and sales will be executed with major dealers and banks on a best net price basis. No trades will be executed with the Investment Adviser, the Sub-Adviser, Foreside, their affiliates, officers or employees acting as principal or agent for others, although such entities and persons may be trading contemporaneously in the same or similar securities. The Investment Adviser and/or Sub-Adviser may decide that a particular investment that is appropriate for one Fund is also appropriate for another Fund, client or fund. If this occurs, the transaction, as well as related expenses, will be allocated in a manner deemed equitable by the Investment Adviser in accordance with the Investment Adviser’s compliance policies.

Certain Funds are expected to invest substantial portions of their assets in foreign securities. Since costs associated with transactions in foreign securities are generally higher than costs associated with transactions in domestic securities, the operating expense ratios of these Funds can be expected to be higher than that of a Fund investing exclusively in domestic securities.

DISCLOSURE OF FUND HOLDINGS

The Fund’s Board of Trustees has adopted a policy regarding selective disclosure of Fund holdings (the “Disclosure Policies”). The Disclosure Policies are intended to ensure compliance by the Fund and by the separate investment series of the Fund (each a “Series”) and its service providers with (i) the applicable restrictions of the federal securities laws such as the 1940 Act and the Investment Advisers Act of 1940 (“Advisers Act”), and (ii) general principles of fiduciary duty.

The Disclosure Policies state that no information concerning the Fund holdings of the Fund may be disclosed to any unaffiliated third party except as provided below:

(a)	The Fund, or its duly authorized service providers, may publicly disclose a Series’ Fund holdings in accordance with regulatory requirements, such as periodic Fund disclosure in filings with the Securities and Exchange Commission.

(b)	In addition, the Fund anticipates posting information regarding its Fund holdings on its website, which information is expected to be updated on a quarterly basis. A summary or list of a Series’ completed purchases and sales (sometimes referred to as the “trade commentary”) may only be made publicly available simultaneously or after the public disclosure of a Series’ Fund holdings in accordance with this paragraph and in compliance with applicable laws, regulations and interpretations thereof, as duly documented with the Fund.

In addition, the Fund’s Chief Compliance Officer has authorized the release of information regarding each Fund’s holdings on a daily basis to providers of custody, pricing, proxy voting, accounting, auditing and research and trading services to the Fund currently including:

(i)	INTRUST Bank, Mellon Bank, Vastardis Capital Services, LP, in connection with the provision of services as the Funds’ Custodian, Sub-Administrator and Securities Lending Agent;

(ii)	The Funds’ independent registered public accounting firm, in connection with the provision of services related to the audit of the Funds’ financial statements and certain non-audit services;

(iii)	Third-party providers of pricing services, such as Reuters, Bridge and IDC; Bloomberg and

(iv)	Ratings Agencies, such as S&P, Morningstar and Lipper Analytical Services.

The Fund may distribute this information to these parties before its general public disclosure is required or authorized; provided that:

(a)	prior to dissemination, the Fund’s chief compliance officer, upon receiving a specific request for a list of Fund holdings, will decide to provide this information only after concluding that disclosure of Fund holdings is in the best interests of Fund shareholders. Such disclosure is only permitted if the Fund’s chief compliance officer concludes that it is being done in a manner that, among other things, does not put the interests of the Fund’s investment adviser, distributor, or any affiliated person of the Funds , the investment adviser or the distributor, above those of Fund shareholders;

(b)	the recipient does not distribute the Fund holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling shares of the Series before the Fund holdings or results of the analysis become public information; and

(c)	the recipient signs a written Confidentiality Agreement.

Any waiver of these Disclosure Policies shall be reported to the Fund’s Board of Trustees.

SECURITIES VALUATION

Securities for which market quotations are readily available are valued at prices provided by a pricing service that, in the opinion of the Investment Adviser, most nearly represent the market values of such securities at 4:00 p.m. Eastern time. For exchange-traded securities, such prices are determined using the last reported sale price on that exchange, or if no sales are reported, the last reported bid price (asked price for short sales). Securities and other financial instruments for which reliable over-the-counter market quotations are readily available are valued at the latest bid price (asked price for short sales). Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Board of Trustees.

If any securities held by the Funds are illiquid, the Investment Adviser determines their fair value following procedures approved by the Fund’s Board of Trustees. The fair value of such securities is generally determined as the amount that a Fund could reasonably expect to realize for the security upon its current sale. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by a Fund in connection with such disposition).

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the Fund. The values of these securities used in determining the net asset value of a Fund’s shares are computed as of such times. Also, because of the amount of time required to collect and process trading information, the values of certain securities (such as convertible bonds and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Fund. Occasionally, events affecting the value of securities may occur between such times and the close of the Fund, which will not be reflected in the computation of a Fund’s net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Fund’s Board of Trustees. In addition, securities held by some of the Funds may be traded in foreign markets that are open for business on days that a Fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of such Fund.

MANAGEMENT TRUSTEES AND OFFICERS

The Board of Trustees governs the Trust. The Trustees are responsible for generally overseeing the conduct of the Trust's business. The Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds. In addition, the Trustees review contractual arrangements with companies that provide services to the Trust and review the Funds' performance. The Officers of the Trust are responsible for the Funds' operations. The Trust is composed of fifteen funds.

The business and affairs of the Trust are managed under the general supervision of the Board in accordance with the laws of the State of Delaware and the Trust's Trust Instrument and Bylaws. Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees who are deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Interested Trustees." Trustees who are not deemed to be "interested persons" of the Trust are referred to as "Independent Trustees."

Each Trustee's and officer's address is c/o American Independence Funds Trust, 335 Madison Avenue, Mezzanine, New York 10017. Each Trustee holds offices until (i) the annual meeting next after his election and until his successor shall have been duly elected and qualified; (ii) he shall have resigned; or (iii) he is removed by the Trust's shareholders in accordance with the Trust's Bylaws. Each officer holds office for one year and until his successor shall have been elected and qualified. Each Trustee oversees 11 Funds of the Trust, which is the sole open-end investment company in the American Independence Fund's complex. The following table also discloses whether a Trustee serves as a director of any company that is required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

INDEPENDENT TRUSTEES

		Term of		Number of
		Office and	Principal	Funds in	Other
	Position(s)	Length of	Occupation(s)	Complex	Directorships
Name Address and	Held with	Time	During Past Five	Overseen	Held by
Age	Company	Served	Years	by Trustee	Trustee
Terry L. Carter*(2)	Trustee	Indefinite	Retired. Formerly	15	None
Age: 56			President of
			QuikTrip
			Corporation
Joseph Hankin*(1)	Trustee	Indefinite	President,	15	None
Age: 65			Westchester
			Community College
			since 1971
Jeffrey Haas*(1)	Trustee	Indefinite	Professor of Law,	15	None
Age: 43			New York Law
			School 1996-Present
Thomas Kice*(2)	Trustee	Indefinite	President of Kice	15	None
Age: 55			Industries, Inc.
George	Trustee	Indefinite	Retired. Formerly	15	None
Mileusnic*(2)			Chief Financial
Age: 50			Officer of Caribou
			Coffee, Inc. (2001-
			2008). Chief
			Financial Officer of
			Dean and DeLuca
			(2000-2001).
Peter Ochs*(3)	Trustee	Indefinite	Manager of Ochs &	15	None
Age: 51			Associates, Inc.
Richard	Chairman of	Indefinite	Retired. Formerly	15	None
Wedemeyer*(1)	the Board		Vice President
Age: 69	and Trustee		Finance and
			Administration The
			Channel
			Corporation (June
			1996-April 2002)

INTERESTED TRUSTEES

		Term of		Number of
		Office and	Principal	Funds in	Other
	Position(s)	Length of	Occupation(s)	Complex	Directorships
Name Address and	Held with	Time	During Past Five	Overseen	Held by
Age	Company	Served	Years	by Trustee	Trustee
Ronald	Trustee	Indefinite	Retired. Formerly	15	None
Baldwin*(2)			Director INTRUST
Age: 49			Financial Services,
Inc. Director of
INTRUST
Brokerage , Inc. and
Chief Operating
Officer and President
of INTRUST Bank,
N.A.
John J. Pileggi	Trustee	Indefinite	Managing Partner of	15	None
Age: 47			American
Independence
Financial Services,
LLC since 2004.
Formerly President
and Chief Executive
Officer, PLUS
Funds.com (2000-
2002).

OFFICERS

	Length of Time Served as	Principal Occupation During
Name, Age and Position(s) Held	Fund Officer	Past 5 Years
Eric Rubin*	7/2005-Present	President, American Independence
Age: 41		Financial Services, LLC (2/05-
President		Present). Prior to 2005, Mr. Rubin
was Vice President of ING
Financial Partners from June 2004
to January 2005, Senior Vice
President Mercantile Capital
Advisers 4/03-4/04. Formerly
Senior Vice President DST
International (01/02-04/03).
Formerly President EMR
Financial Services (06/00-02/01).
Formerly Senior Vice President
ING Funds 06/98-12/99).
Peter W. Wilson*	10-2007-Present	Director of Alaric Compliance
Chief Compliance Officer		Services, LLC 2007 to present;
Age: 30		Attorney, U.S. Army JAG Corps –
2003 to 2007.
Susan Silva*	10-2007- Present	Vice President of Vastardis Fund
Treasurer		Services LLC since August 2006;
Age: 41		Treasurer of The FBR Funds from
2002 through 2006 and officer of
FBR National Trust Company
from 2001 through 2005.
Theresa Donovan*	7/2005-Present	Senior Director Compliance and
Age: 57		Administration American
Secretary		Independence Financial Services,
LLC (05/05-Present). Formerly
Senior Corporate Paralegal, Paul,
Weiss, Rifkind, Wharton &
Garrison, LLP (04/98-05/05).

* Each Trustee and Officer may be contacted by writing to the Trustee or Officer, c/o American Independence Financial Services, LLC, 335 Madison Avenue, Mezzanine, New York, NY 10117.

The following table sets forth any ownership by a non-interested Trustee or their immediate family members as to each class of securities of an investment advisor or principal underwriter of the Trust, or a person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Trust.

SHARE OWNERSHIP IN THE FUND COMPLEX (AS OF EFFECTIVE DATE OF THIS PROSPECTUS)

Aggregate Dollar Range of
	Dollar Range of Equity	Equity Securities in All of the
Name of Trustee	Securities in the Trust	Fund Family
Joseph N. Hankin	None	None
Jeffrey Haas	$10,001-$50,000	$10,000-$50,000
Richard Wedemeyer	$10,001-$50,000	$10,000-$50,000
Terry L. Carter	None	None
Thomas F. Kice	None	None
Peter Ochs	None	None
George Mileusnic	None	None

BOARD COMPENSATION

Trustees who are not officers, directors or employees of American Independence Financial Services, LLC or the Distributor will receive from the Trust, an annual fee of $4,000 and a fee of $1,000 for each Board meeting attended, $1,000 for each telephonic or Committee meeting attended, and reimbursement for expenses incurred as a Trustee. The Chairman of the Board will receive an additional fee of $1,000 for each Board meeting attended. The Chairman of the Audit Committee will receive an additional fee of $1,000 for each Audit Committee attended.

COMPENSATION TABLE
	Aggregate	Pension or	Estimated	Total Compensation
	Compensation	Retirement Benefits	Annual	From Registrant
	From	Accrued As Part	Benefits Upon	and Fund Complex
Director	Registrant	of Fund Expenses	Retirement	Paid to Trustees
Richard Wedemeyer*	$19,000	$-	$-	$19,000
Ron Baldwin	$13,000	$-	$-	$13,000
Terry Carter	$13,000	$-	$-	$13,000
Jeffrey Haas	$13,000	$-	$-	$13,000
Joseph Hankin	$13,000	$-	$-	$13,000
Thomas Kice	$13,000	$-	$-	$13,000
Peter Ochs	$13,000	$-	$-	$13,000
George Mileusnic	$14,500	$-	$-	$14,500
John Pileggi	$0	$-	$-	$0

COMMITTEES OF THE BOARD OF TRUSTEES

The Board of Trustees has an Audit Committee and Nominating Committee, each of which is comprised of all of the Independent Trustees of the Funds.

The Nominating Committee, pursuant to a Nominating Committee Charter adopted by the Board, nominates Independent Trustees for election to the Fund’s Board of Trustees. The Nominating Committee will not consider nominees recommended by shareholders. The Audit Committee, pursuant to an Audit Committee Charter adopted by the Board, recommends the selection and compensation of the Fund’s accounting firm; pre-approves all audit and non-audit services; oversees the Fund’s accounting and financial reporting policies and practices and its internal controls and internal controls of certain service providers; oversees the quality and objectivity of the Fund’s financial statements and the independent audit thereof; ascertains the independence of the Fund’s independent auditors; and acts as liaison between the Fund’s independent auditors and the full Board of Trustees.

CODE OF ETHICS

The Funds, the Investment Adviser, the Sub-Adviser and the Distributor have each adopted a Code of Ethics (each a “Code” and collectively, the "Codes") under Rule 17j-1 of the 1940 Act governing the personal investment activity by investment company personnel, including portfolio managers, and other persons affiliated with the Funds, who may be in a position to obtain information regarding investment recommendations or purchases and sales of securities for a Portfolio. These Codes permit persons covered by the Codes to invest in securities for their own accounts, including securities that may be purchased or held by a Fund, subject to pre-approval by the Investment Adviser and other restrictions on investment practices that may conflict with the interests of a Fund. Covered persons’ purchase of fund shares is also subject to pre-approval.

PORTFOLIO MANAGERS

International Bond Fund

David J. Marmon, Managing Director, joined FFTW in 1990. He co-heads the Multi-Sector Team in New York, which manages global aggregate, global sovereign, international and core portfolios. Before joining FFTW, Mr. Marmon was head of futures and options research at Yamaichi International (America). His responsibilities at Yamaichi included the generation of trade ideas, daily analysis of market opportunities and the preparation of research reports. He was previously a financial analyst and strategist at the First Boston Corporation, where he developed hedging programs for financial institutions and industrial firms. He also performed historical and scenario analyses of the futures and options markets for traders and clients. Mr. Marmon began his career in finance as a research analyst on Chase Manhattan Bank’s arbitrage and municipal trading desks. He earned an MA in economics from Duke University, where he also pursued doctoral studies, and a BA summa cum laude in economics from Alma College.

Ultra-Short Bond Fund

Kenneth O’Donnell, CFA, Portfolio Manager, joined FFTW in 2002 and is a member of the Structured Securities Team in New York. Mr. O’Donnell is responsible for the management of money market, short and short-intermediate portfolios. The portfolios for which he is responsible consist of structured securities, primarily of asset-backed (ABS) and mortgage-backed securities (MBS) as well as agency and US government securities.

Prior to joining FFTW, he was with Standish Mellon Asset Management in Boston as an asset-backed security specialist in the structured products group. His primary responsibilities included managing ABS, MBS and commercial mortgage-backed securities (CMBS) exposures in diversified client portfolios.

Mr. O' Donnell holds an MS in finance from Boston College and a BS in mechanical engineering from Syracuse University. He is a member of the New York Society of Security Analysts and the CFA Institute.

U.S. Inflation-Indexed Fund

Cedric Scholtes, Portfolio Manager, joined FFTW in June 2006 as a portfolio manager in the Governments and Inflation Team. He manages interest rate businesses with an emphasis on FFTW’s central bank portfolios. Mr. Scholtes came from Goldman Sachs where he was a vice president in the Inflation Trading Group, Fixed Income Commodities & Currencies Division. His responsibilities included formulating and implementing trading strategies, making markets in inflation-linked securities and building inflation-market analytical tools. Before Goldman Sachs, he spent six years as a trader/analyst at both the Bank of England, where he worked on the Foreign Exchange Reserves Management Staff, and the Federal Reserve Bank of New York on the Treasury Market Policy Staff. Mr. Scholtes holds a masters degree in finance and economics from Warwick Business School, a masters in economics from the London School of Economics, and an MA/BA in economics from the University of Cambridge.

Global Inflation-Indexed Hedged Fund

Jenny Yiu, CFA, joined FFTW in 2005 as a portfolio analyst on the Governments and Inflation Team. She is responsible for trade execution and security selection in US government securities for domestic and global portfolios. Prior to joining FFTW, Ms. Yiu worked at HSBC Hong Kong as a trader, making markets in Hong Kong dollar-denominated corporate fixed income products. She holds a BS in economics from the University of Pennsylvania.

Please refer to the table below for all portfolios managed by the portfolio managers listed above. This information is as of December 31, 2007 except for the information regarding Mr. Scholtes which is as of April 30, 2007.

Portfolio Managers
	David	Ken	Cedric
	Marmon	O'Donnell	Scholtes	Jenny Yiu

Registered Investment Companies
Total Accounts Managed	3	12	2	4
Total Assets Managed*	236	2,075	333	377
Accounts with Performance Fee	0	5	0	0
Assets with Performance Fee*	0	1,176	0	0
Accounts without Performance Fee	3	7	2	4
Assets without Performance Fee*	236	898	333	377

Other Pooled Investment Vehicles
Total Accounts Managed	1	0	0	0
Total Assets Managed*	120	0	0	0
Accounts with Performance Fee	0	0	0	0
Assets with Performance Fee*	0	0	0	0
Accounts without Performance Fee	1	0	0	0
Assets without Performance Fee*	120	0	0	0

Other Accounts
Total Accounts Managed	24	16	6	8
Total Assets Managed*	3,962	3,178	965	2,289
Accounts with Performance Fee	11	3	0	2
Assets with Performance Fee*	2,113	1,189	0	106
Accounts without Performance Fee	13	13	6	6
Assets without Performance Fee*	1,849	1,990	965	2,184

Total Accounts Managed	28	28	8	12
Total Assets Managed	4,318	5,253	1,298	2,666

*in millions
Registered Investment Companies include mutual funds, FFTW mutual funds and FFTW hedge funds. Other Pooled Investment Vehicles include pooled trusts and structured transactions, for example CDOs.

Other Accounts include: banks, central banks & official institutions, endowments, foundations, insurance clients, corporate cash clients, pensions, public fund non-pensions, public fund pensions and others.

Managing Conflict

FFTW is committed to ensuring that the interests of its clients and those of the firm in general come before what might be construed as an employee’s own individual interest or benefit outside the firm, and that conflicts of interest in general or the potential for, or appearance of, such conflicts be avoided. FFTW has adopted and implemented compliance manuals that set forth, among other things, the firm’s policies and procedures regarding conflicts of interest and business ethics, which include but are not limited to policies and procedures regarding principal transactions, transactions with affiliates, agency cross transactions, proxy voting, trade aggregation and allocation, soft dollar transactions, directed brokerage arrangements and personal trading. These policies and procedures are mandatory and are designed to protect the business interests of the firm and its respective clients.

Among other things, the policies and procedures mentioned above are intended to address potential conflicts of interests that may arise in connection with the Portfolio Manager’s management of the Fund’s investments and the investments of the other accounts included in the table above. As an adviser and a fiduciary to our clients, FFTW places its clients’ interests first and foremost. Consistent with this fiduciary duty, FFTW’s trading procedures seek to ensure that all clients are treated fairly and equitably and that no client account is advantaged or disadvantaged over another. In furtherance of this policy, generally, FFTW purchases and sells securities as a block transaction. The aggregation of client transactions enables FFTW to execute transactions in a more timely, equitable, and efficient manner and seeks to reduce overall execution costs to its clients. In addition, it is FFTW’s policy to allocate transactions fairly and equitably across all participating accounts.

In respect of trade aggregation, when the same securities are purchased or sold for one or more of FFTW’s managed accounts, FFTW’s general policy is to purchase or sell the securities as a block transaction, and to allocate such securities or proceeds to the participating accounts at the price paid per unit allocated. The principles employed are: (i) allocation of each investment decision to each individual account shall be broadly determined with regard to the investment guidelines and investment policies applicable to each individual account; (ii) dealing for different clients in the same security at the same time shall be aggregated and traded as a block to the extent possible; and (iii) each aggregate allocation shall be allocated at the unit price paid to all participating accounts.

In respect of trade allocation, as a matter of policy, block transactions, including transactions in initial offerings, are allocated fairly and equitably across all participating accounts utilizing an automated, non-preferential proprietary trade execution system that allocates the trades according to each participating portfolio’s size and risk profile. The automated allocation system ensures that no managed account is favored with respect to the selection of securities or timing of purchase or sale of securities over another account.

In allocating an aggregated transaction, the following criteria are taken into account:

  the terms of the participating accounts’ investment guidelines the value of each of the participating accounts (omitting any resulting allocations that would be too small to be reasonably marketable or disproportionate to the needs of any portfolio)

  FFTW’s assessment of the participating accounts’ tolerance for investment risk

FFTW’s proprietary analytic system called PRISM maintains the records of the date and time of allocation, securities and number of units allocated, code names for the accounts for which an allocation is being made and the unit price allocated. The same information is recorded on the occasional manual ticket, which is also time-stamped.

Certain accounts managed by a Portfolio Manager pay a performance fee in addition to a management fee. Trade placements and allocation procedures are implemented as described for all accounts and do not in any way distinguish between accounts with varying types of fee schedules.

Compensation Structure

FFTW aims to provide all staff with total compensation packages that are competitive with the applicable local market. Compensation is based on a combination of individual, team, and firm performance. Where possible, quantifiable goals are established; actual performance is then assessed against these goals, and total compensation is determined.

There are two standard components of the remuneration structure for our professional staff: salary and discretionary bonus based on market survey data. For outstanding staff members, there is also the opportunity to link compensation with company profits.

A significant portion of remuneration for investment professionals is variable compensation, which is dependent on investment results and value-added results for clients, as well as other important responsibilities such as contributions to developing the investment process and interaction with clients. Discretionary bonuses are available to all qualified employees. For more senior professionals, the overall profitability of the firm becomes increasingly important to overall compensation levels. A long-term equity-related incentive plan, which aligns the interests of key employees of FFTW with the success of the firm and its clients, is an additional component of compensation.

Individual and team performances are evaluated in absolute terms for total return strategies and in terms of excess return compared to the benchmark for those strategies managed against a market benchmark; the latter comprises the bulk of the firm’s portfolios.

As of December 31, 2007, none of the Fund's portfolio managers or portfolio analysts owned shares of any Funds.

INVESTMENT ADVISER AND SUB-ADVISER AGREEMENTS

The Fund has a separate advisory agreement with respect to each Portfolio. The Fund also has a separate sub-advisory agreement with respect to certain of the Portfolios. Pursuant to their terms, the advisory agreements (the "Advisory Agreements") between the Fund and the Investment Adviser and the sub-advisory agreements (the "Sub-advisory Agreements") between the Investment Adviser and its affiliate, Fischer Francis Trees & Watts (the "Sub-Adviser"), remain in effect for two years following their date of execution. Thereafter, such agreements will automatically continue for successive annual periods, provided that they are specifically approved at least annually by the Board of Trustees or by the vote of a majority of a Portfolio’s outstanding shares (as defined in the 1940 Act) voting as a single class, provided, that in either event, the continuance is also approved by:

a.	at least a majority of the Independent Trustees of the Board, by vote cast in person at a meeting called for the purpose of voting on such approval; and

b.	the Investment Adviser (Sub-Adviser).

The Independent Trustees of the Board consider a number of factors when approving the Advisory and Sub-Advisory Agreements at an annual meeting called specifically for that purpose. At the most recent meeting at which the current Advisory and Sub-Advisory Agreements were approved, the Trustees carefully considered the following items: (i) a memorandum from counsel setting forth the Board’s fiduciary duties and responsibilities under the 1940 Act and Delawarelaw and the factors the Board should consider in its evaluation of the Advisory and Sub-Advisory Agreements; (ii) a report comparing the performance of each Portfolio of the Fund to the performance of its applicable indices; (iii) a Lipper report comparing each Portfolio’s advisory fees and expenses to those of its peer group; (iv) the compensation paid to the Investment Adviser and the Sub-Adviser by each Portfolio of the Fund; (v) the fiduciary duty owed by the Investment Adviser and Sub-Adviser to each Portfolio of the Fund with respect to such compensation; (vi) the services performed by the Investment Adviser/Sub-Adviser and the Investment Adviser/Sub-Adviser’s expertise with respect to those services; and (vii) the Investment Adviser/Sub-Adviser’s profitability.

Each Advisory and Sub-Advisory Agreement is terminable without penalty:

a.	on not less than 60 days’ notice by the Board of Trustees,

b.	by a vote of the holders of a majority of the relevant Portfolio’s outstanding shares voting as a single class, or

c.	upon not less than 60 days’ notice by the Investment Adviser or the Sub-Adviser.

Each Advisory and Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

INVESTMENT ADVISER’S/SUB-ADVISER’S PAYMENT OF FUND EXPENSES

The Investment Adviser pays all of its expenses arising from the performance of its obligations pursuant to the Advisory Agreements, including:

a.	all executive salaries and expenses of the Trust’s trustees who are employees of the Investment Adviser or its affiliates,

b.	officers employed by the Investment Adviser or its affiliates; and

c.	the office rent of the Trust.

The Investment Adviser pays all of the fees payable to its affiliate as Sub-Adviser. The Sub-Adviser pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreements.

FUND’S PAYMENT OF FUND EXPENSES

Subject to the expense reimbursement provisions described in the Prospectus under "Fee Table," other expenses incurred in the operation of the Fund are borne by the Fund, including, without limitation:

a.	brokerage commissions,	i.	expenses of printing and distributing reports to shareholders,

b.	insurance premiums and extraordinary expenses such as litigation expenses,	j.	expenses of printing and filing reports and other documents filed with governmental agencies,

c.	fees and expenses of independent attorneys,	k.	notices and proxy materials to existing shareholders,

d.	independent registered public accounting firm,	l.	interest,

e.	custodians,	m.	expenses of annual and special shareholders’ meetings, and

f.	administrators and operations monitoring agent	n.	fees and expenses of trustees of the Fund who are not employees of the Investment Adviser or its affiliates.

g.	expenses of registering and qualifying shares of the Fund under federal and state laws and regulations,

h.	fees and expenses of the chief compliance officer,

FUNDS’ PAYMENT OF FUND EXPENSES

Fund expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among all the Funds in relation to their net assets. As compensation for the services rendered by the Investment Adviser under the Advisory Agreements, each Fund pays the Investment Adviser an advisory fee which is calculated by applying the following annual percentage rates to such Fund’s average daily net assets for the month Funds):

Investment
Advisory
Fee per
Fund	Agreement

U.S. Short-Term	0.30%
International	0.40%
U.S. Inflation-Indexed	0.40%
Global Inflation-Indexed Hedged	0.40%

ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement dated February 22, 2008, AIFS serves as the Funds’ Administrator. AIFS assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund other than investment advisory activities, including: custodial, transfer agent, dividend disbursing, accounting, auditing, compliance and related services. Pursuant to its terms, the Administration Agreement between the Funds and AIFS is for a period of one year from the above date. Thereafter, the Administrative Agreement will automatically continue for successive annual periods subject to the approval of the Fund’s Board of Trustees.

The Trust pays AIFS a monthly fee at an annual rate of 0.15% of the Fund’s average daily net assets

CHIEF COMPLIANCE OFFICER

The Fund has contracted with Alaric Compliance Services, LLC to provide services with respect to the monitoring of the Fund’s compliance program pursuant to Rule 38a-1 of the 1940 Act. Alaric Compliance Services, LLC has designated Peter Wilson, an officer of the Fund, as the Fund’s Chief Compliance Officer. For these services, the Fund pays Alaric Compliance Services, LLC a monthly fee, plus any out-of-pocket expenses. Each Portfolio pays a pro rata portion of the fees based on its share of the Fund’s average monthly net assets.

INITIAL BOARD APPROVAL OF THE ADVISORY AGREEMENTS FOR THE AMERICAN
INDEPENDENCE
FUNDS

American Independence Financial Services, LLC's compensation under the Advisory Agreement may be reduced in any year if the fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Under the Advisory Agreement, American Independence Financial Services, LLC may reduce its compensation to the extent that the funds' expenses exceed such lower expense limitation as American Independence Financial Services, LLC may, by notice to the fund, declare to be effective. For the purpose of determining any such limitation on American Independence Financial Services, LLC's compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any expense limitation from time to time in effect are described in the prospectus. In addition, through the March 31, 2013, American Independence Financial Services, LLC has agreed to waive fees and reimburse expenses of the funds to the extent necessary to ensure that the funds pays total fund operating expenses at a certain rate.

DISTRIBUTION AND SERVICES PLANS

The Trust has adopted separate Distribution and Services Plans pursuant to Rule 12b-1 under the 1940 Act (the "Rule") with respect to Class A Shares and Class C Shares of the American Independence Funds (the "Plans"). Under the Plans, the Trust (i) may pay the Distributor or another person for distribution services provided and expenses assumed and (ii) may pay, through the Distributor, broker-dealers or other financial institutions ("Service Organizations") for services, as defined by NASD.

Payments to the Distributor will compensate it for distribution assistance and expenses assumed and activities primarily intended to result in the sale of shares, including compensating dealers and other sales personnel, direct advertising and marketing expenses and expenses incurred in connection with preparing, mailing and distributing or publishing advertisements and sales literature, for printing and mailing Prospectuses and SAIs (except those used for regulatory purposes or for distribution to existing shareholders), and costs associated with implementing and operating the Plan.

The Trust intends to enter into servicing agreements under the Plan that will require the Service Organizations receiving such compensation from the Distributor to perform certain services, as defined by NASD.

Under the Plan, payments by the Trust for distribution expenses may not exceed 0.25% (annualized) of the average daily net assets of Class A Shares of a Fund and 0.75% for Class C Shares, and payments for services, as defined by NASD, may not exceed 0.25% (annualized) of the average daily net asset value of a Fund's outstanding Class A Shares that are owned of record or beneficially by a Service Organization's customers for whom the Service Organization is the owner of record or shareholder of record or with whom it has a servicing relationship. Payments for distribution expenses under the Plan are subject to the Rule. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by" the Trust. The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the Plan provides that a report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, will be made to the Board for its review at least quarterly. The Plan provides that it may not be amended to increase materially the costs that Service Shares may bear for distribution pursuant to the Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board, and by a majority of the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in any related agreements (the "12b-1 Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The Board has concluded that there is a reasonable likelihood that the Plan will benefit the Funds and holders of Service Shares. The Plan is subject to annual re-approval by a majority of the 12b-1 Trustees and is terminable at any time with respect to a Fund by a vote of a majority of the 12b-1 Trustees or by vote of the holders of a majority of the Shares of the Fund involved. Any agreement entered into pursuant to the Plan with a Service Organization will be terminable with respect to any Fund without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of the Service Shares of such Fund, by the Distributor or by the Service Organization. Any such agreement will also terminate automatically in the event of its assignment. As long as the Plan is in effect, the nomination of Independent Trustees must be committed to the discretion of the Independent Trustees.

SUB-TRANSFER AGENCY PLAN

The Funds have adopted a Sub-Transfer Agency Plan pursuant to which it may pay a fee of up to an annual rate of 0.25% of Fund average daily net assets to service organizations who provide sub-transfer agency services to their customers who own shares of the Funds.

Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

Your financial intermediary may receive various forms of compensation from you, the Funds or AIFS in connection with the sale of shares of a Fund to you or you remaining an investor in a Fund. The compensation that the financial intermediary receives will vary by class of shares and among financial intermediaries. These types of payments include:

-	Contingent deferred sales charges or initial front-end sales charges
(if applicable), which are payable from your investment to the
Distributor and all or a portion of which are payable by the
Distributor to financial intermediaries (see "A Choice of Share
Classes" in the Prospectus);

-	Ongoing asset-based payments attributable to the share class selected, including fees payable under the Fund's Distribution Plans adopted under Rule 12b-1 under the Investment Company Act and Shareholder
Servicing Plan, which are paid from the Fund's assets and allocated to the class of shares to which the plan relates (see "Distribution and
Service Plans" in the SAI);

-	Shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services, which are paid from the assets of a Fund as reimbursement to the financial intermediary for expenses they incur on behalf of the Fund.

-	Payments by AIFS out of its own assets. AIFS may make these payments in addition to payments described above. Your financial intermediary may receive payments from AIFS that fall within one or more of the following categories, each of which is described in greater detail below:

-	Distribution Related Payments;

-	Service Related Payments; and

-	Processing Related Payments.

These payments may provide an additional incentive to financial intermediaries to actively promote the Funds or cooperate with AIFS' promotional efforts. Your financial intermediary may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. You should ask your financial intermediary for details about any such payments it receives from AIFS or any other fees or expenses it charges.

DISTRIBUTION RELATED PAYMENTS.

AIFS may make payments to certain financial intermediaries as incentives to market the funds or to cooperate with AIFS' promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support. AIFS compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. In the case of any one financial intermediary, Distribution Related Payments generally will not exceed the sum of 0.15% of that financial intermediary's total sales of the Funds, and 0.15% of the total assets of these funds attributable to that financial intermediary, on an annual basis.

As noted above a number of factors are considered in determining the amount of these Distribution Related Payments, including each financial intermediary's Funds sales, assets, and redemption rates as well as the willingness and ability of the financial intermediary to give AIFS access to its investment representatives for educational and marketing purposes. In some cases, financial intermediaries will include the Funds on a "preferred list." AIFS' goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services.

SERVICE RELATED PAYMENTS.

Payments may also be made by AIFS to financial intermediaries to compensate or reimburse them for administrative or other shareholder services provided such as omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other services. Payments may also be made for administrative services related to the distribution of the Funds' shares through the financial intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

AIFS compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. Service Related Payments to a financial intermediary generally will not exceed, on an annual basis for any calendar year, 0.25% of the assets attributable to that financial intermediary.

PROCESSING RELATED PAYMENTS. AIFS may make payments to certain financial intermediaries that sell Fund shares to help offset the financial intermediaries' costs associated with client account maintenance support, statement preparation and transaction processing. The types of payments that AIFS may make under this category include, among others, payment of networking fees or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system.

OTHER PAYMENTS. Additionally, AIFS may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated investment representatives in connection with educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or rules of the National Association of Securities Dealers) and marketing efforts related to the Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, meals and conferences. AIFS makes payments for entertainment events it deems appropriate, subject to AIFS' policies and applicable law. These payments may vary depending on the nature of the event.

As of September 30, 2007, the following financial intermediaries that are broker dealers have been approved by the Board of Trustees to receive Distribution
Related and/or Service Related Payments:

Pershing
Fidelity Brokerage Services LLC
Fiserv Trust Company
Benefit Plan Administrators
A.G. Edwards & Sons

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

INTRUST Bank, N.A. acts as custodian of the Trust's assets. Boston Financial Data Services acts as transfer agent for the Funds. The Trust compensates BISYS for providing personnel and facilities to perform transfer agency related services for the
Trust. JPMorgan Worldwide Securities acts as fund accounting agent for the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL

Grant Thornton, LLP, 175 West Jackson Blvd., Chicago, Illinois 60604, has been selected as the Independent Registered Public Accounting Firm for the Trust.
Grant Thornton LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings.

Dechert LLP, 30 Rockefeller Plaza, New York, New York, serves as counsel to the
Trust.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program the "Program"), which includes the Customer Identification Program, as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of an anti-money laundering compliance officer, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund's distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control ("OFAC"), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

SHARES OF BENEFICIAL INTEREST

The American Independence Funds Trust was organized as a Delaware business trust on October 7, 2004, and currently consists of five series, which is offered in this SAI. The Board of Trustees may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Fund are fully paid and non-assessable.

The American Independence Funds offer three classes of shares, Class A, Class C and Institutional Class. Purchases may be made through an authorized broker or financial institution, including the Fund, by mail or by wire. Call 1-888-266-8787, or contact your sales representative, broker-dealer or bank to obtain more information about the Funds' shares.

The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

VOTING RIGHTS

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder's investment in such series. However, the Trust Instrument disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder's investment in the Fund. Under the Fund's Trust Instrument, the Boards of Trustees are authorized to create new Funds or classes without the approval of the shareholders of the applicable Fund. Each share will have a pro rata interest in the assets of the Fund to which the shares of that series relates, and will have no interest in the assets of any other Fund. In the event of liquidation, each share of a Fund would have the same rights to dividends and assets as every other share of that Fund, except that, in the case of a series with more than one class of shares, such distributions will be adjusted to appropriately reflect any charges and expenses borne by each individual class. Each Fund's Board of Trustees is also authorized to create new classes without shareholder approval. When certain matters affect one class but not another, the shareholders would vote as a class regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by Fund or Fund unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a Fund's fundamental investment policies would be voted upon only by shareholders of the Fund involved. Additionally, approval of the Advisory Contract is a matter to be determined separately by each Fund. As used in the Prospectus and in this SAI, the term "majority", when referring to approvals to be obtained from shareholders of a Fund or class means the vote of the lesser of (i) 67% of the shares of the Fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the Fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund or class. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Trust may dispense with annual meetings of shareholders in any year in which it is not required to elect trustees under the 1940 Act. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a trustee is requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of a Fund represents an equal proportional interest in that Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

A Shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined under applicable securities laws) of the Fund.

PERFORMANCE INFORMATION

The may quote performance in various ways.

All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns. The following paragraphs describe how yield and return are calculated by the American Independence Funds.

Return Calculations. Returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a Fund's NAV over a stated period. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a fund.

In addition to average annual returns, a Fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax and an after-tax basis. Returns may or may not include the effect of a fund's short-term trading fee or the effect of a fund's small balance maintenance fee. Excluding a fund's short-term trading fee or small balance maintenance fee from a return calculation produces a higher return figure. Returns, yields, if applicable, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

From time to time, in advertisements or in reports to shareholders, a Fund's yield or total return may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices. In addition, total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, may be used in comparing the performance of a Fund. The total return and yield of a Fund may also be compared to data prepared by Lipper, Inc.

From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated Fund holdings for one or more of the Funds within the Trust; (5) descriptions of investment strategies for one or more of such Funds; (6) descriptions or comparisons of various savings and investment products (including but not limited to insured bank products, annuities, qualified retirement plans and individual stocks and bonds) that may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of Fund rankings or ratings by recognized rating organizations. The Trust may also include calculations, such as hypothetical compounding examples, that describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

TAXATION

The Funds have qualified and intend to qualify and elect annually to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses); (b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). In addition, a Fund earning tax-exempt interest must, in each year, distribute at least 90% of its net tax-exempt income. By meeting these requirements, the Funds generally will not be subject to Federal income tax on their investment company taxable income and net capital gains which are distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions will be taxed to shareholders as ordinary income.

Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gains net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years.

A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year.

Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Distributions of net long term capital gains, if any, designated by the Funds as long term capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the Funds' shares have been held by a shareholder. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless generally be taxable to them.

Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholders hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on the redemption, sale or exchange of Fund shares will be disallowed to the extent an exempt-interest dividend was received with respect to those shares if the shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

The taxation of equity options is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call ption written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option, If the option is exercised, the cost of the option, in the case of a call Option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain of the options, futures contracts, and forward foreign currency exchange contracts that several of the Funds and the Fund may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund or the Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should contact their own tax advisors in this regard.

Generally, the hedging transactions undertaken by a Fund or the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund or the Fund. In addition, losses realized by a Fund or the Fund on a position that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund or the Fund of hedging transactions are not entirely clear, Hedging transactions may increase the amount of short-term capital gain realized by a Fund or Fund which is taxed as ordinary income when distributed to stockholders.

A Fund or the Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund or the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions. Investors should contact their own tax advisors in this regard.

Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund or, in the case of the International Multi-Manager Stock Fund, the Portfolio will be able to engage in transactions in options, futures, and forward contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund or the Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund or the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income. Investors should contact their own tax advisors in this regard.

Income received by a Fund or the Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign governments and corporations, the Fund will be eligible and intends to elect to "pass-through" to its shareholders the amount of such foreign taxes paid by the Fund or, in the case of the International Equity Fund, its proportionate share of such taxes paid by the Fund. Pursuant to this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid (or deemed paid) by a Fund, and would be entitled either to deduct his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by a Fund or the Portfolio will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from foreign sources.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. Gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income as defined for purposes of the foreign tax credit) including foreign source passive income of a Fund (including, in the case of the International Equity Fund, its proportionate share of the Fund’s foreign source passive income). The foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income.

The Funds are required to report to the IRS all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 30% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholders U.S. Federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 28% (or at a lower rate under a tax treaty).

2003 TAX ACT

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. Each of the Funds will be able to separately designate distributions of any qualifying long-term capital gains. Each of the Funds investing in stock will also be able to designate qualifying dividends earned by the Fund that would be eligible for the lower minimum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. A portion of each Fund's distributions from its investment income may also qualify for the dividends received deduction available to corporations (the corporate shareholder would need to have at least a 46 day holding period with respect to any such qualifying distribution). Because many companies in which the Funds invest do not pay significant dividends on their stock, the Funds will not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends and/or the corporate dividends received deduction.

FINANCIAL STATEMENTS

The FFTW Funds, Inc. (the predecessor Funds) financial treatments and financial highlights for the fiscal year ended December 31, 2007 appearing in the fund's annual report, as filed with the SEC on March 10, 2008 (Accession No. 0001206774-08-000482) is incorporated by reference into this statement of additional information. The financial statements and financial highlights for the year ended December 31, 2007 have been audited by Grant Thornton LLP, independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference, in reliance upon such report, given on the authority of Grant Thornton LLP as experts in accounting and auditing

MISCELLANEOUS

As used in this SAI, a "majority of the outstanding shares" of a Fund means, with respect to the approval of an investment advisory agreement or change in an investment objective (if fundamental) or a fundamental investment policy, the lesser of (a) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund.

If you have any questions concerning the Trust or any of the Funds, please call 1-888-266-8787.

APPENDIX A
QUALITY RATING DESCRIPTIONS

STANDARD & POOR'S

AAA. Bonds rated AAA are the highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances, they differ from AAA issues only in a small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB. Bonds rated BBB are regarded as having adequate capacity to pay interest or principal. Although these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal.

BB. Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B. Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC. Bonds rated CCC are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. Bonds rated CC are currently highly vulnerable to nonpayment.

C. Bonds rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

The ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal notes issued since July 29, 1984 are designated "SP-1," "SP-2," and "SP-3." The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added to those issues determined to possess overwhelming safety characteristics.

A-1. S&P's Commercial Paper ratings are current assessments of the likelihood of timely payments of debts having original maturity of no more than 365 days. The A-1 designation indicates the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

A-3. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

MOODY'S INVESTORS SERVICE, INC.

Aaa. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. These bonds are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A. These bonds possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. These bonds are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. These bonds possess speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments may be very moderate and not well safeguarded.

B. These bonds lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. This rating represents bonds, which may be in default, or, there may be present elements of danger with respect to principal or interest.

Ca. This rating represents highly speculative bonds. Such instruments are often in default or have other marked shortcomings.

C. The lowest class of bonds, with poor prospects of attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end or its generic rating category.

Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term credit risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of high importance in long-term borrowing risk are of lesser importance in the short run.

MIG-1. Notes bearing this rating are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2. Notes bearing this rating are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the previous grade. Market access for refinancing, in particular, is likely to be less well established.

MIG-3. Notes bearing this rating are of favorable quality, although liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be well established.

P-1. Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. The designation "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

P-2. Issuers have a strong capacity for repayment of short-term promissory obligations.

P-3. Issuers have an acceptable ability for repayment of senior short-term obligations.

FITCH RATINGS

International Long-Term Credit Ratings:

The following ratings scale applies to foreign currency and local currency ratings.

Investment Grade

AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD' indicates potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

International Short-Term Credit Ratings

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are `stable` could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES
AMERICAN INDEPENDENCE FUNDS TRUST
PROXY VOTING POLICY AND PROCEDURES

The Board of Trustees of American Independence Funds Trust (the "Trust") hereby adopts the following policy and procedures with respect to voting proxies relating to Fund securities (the "Securities") held by certain of the Trust's investment Funds ("Funds"):

I. POLICY

A. It is the policy of the Board of Trustees of the Trust (the "Board") to delegate the responsibility for voting proxies relating to Securities held by the Funds to American Independence Financial Services, LLC (the "Adviser") as a part of the Adviser's general management of the Funds, subject to the Board's continuing oversight. The voting of proxies is an integral part of the investment management services provided by the Adviser pursuant to the advisory contract. As the Adviser and BISYS, the Funds' principal underwriter, are not affiliates, the delegation of authority to the Adviser to vote proxies relating to Fund securities eliminates the potential for conflicts of interest between BISYS and the Funds' shareholders from the proxy voting process.

B. The Adviser may, but is not required to, further delegate the responsibility for voting proxies relating to Securities held by the Funds to a sub-adviser (each a "Sub-Adviser") retained to provide investment advisory services to certain Funds. If such responsibility is delegated to a Sub-Adviser, then the Sub-Adviser shall assume the fiduciary duty and reporting responsibilities of the Adviser under these policy guidelines.

II. FIDUCIARY DUTY

The right to vote a proxy with respect to Securities held by the Funds is an asset of the Company. The Adviser or Sub-Adviser, to which authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and its shareholders.

III. PROCEDURES

The following are the procedures adopted by the Board for the administration of this policy:

A. Review of Adviser's Proxy Voting Procedures. The Adviser with authority to vote proxies on behalf of the Funds shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents.

B. Voting Record Reporting. No less frequently than annually, the Adviser shall report to the Board a record of each proxy voted with respect to Securities of the Funds during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest, the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved. As it is used in this document, the term "conflict of interest" refers to a situation in which the Adviser or affiliated persons of the Adviser have a financial interest in a matter presented by a proxy other than its duties as investment adviser to the Funds which compromises the Adviser's independence of judgment and action with respect to the voting of the proxy.

IV. REVOCATION

The delegation by the Board of the authority to vote proxies relating to Securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V. ANNUAL FILING

The Company shall file an annual report of each proxy voted with respect to Securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

VI. DISCLOSURES

A. The Company shall include in its registration statement:

     1. A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to Securities; and

     2. A statement disclosing that information regarding how the Company voted proxies relating to Securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company's toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.

B. The Company shall include in its Annual and Semi-Annual Reports to shareholders:

     1. A statement disclosing that a description of the policies and procedures used by or on behalf of the Company to determine how to vote proxies relating to Securities of the Funds is available without charge, upon request, by calling the Company's toll-free telephone number; or through a specified Internet address; and on the SEC website.

     2. A statement disclosing that information regarding how the Company voted proxies relating to Securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company's toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.

VII. REVIEW OF POLICY

At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Adopted: July 12, 2005

AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC

PROXY VOTING POLICY AND PROCEDURES

GENERAL POLICY

     It is the policy of American Independence Financial Services, LLC (“AIFS ”) to consider and vote each proxy proposal in the best interests of clients and account beneficiaries with respect to securities held in the accounts of clients for whom AIFS provides discretionary investment management services and have authority to vote their proxies.

     AIFS may vote proxies as part of its authority to manage, acquire and dispose of account assets. AIFS will not vote proxies if the advisory agreement does not provide for AIFS to vote proxies or the “named fiduciary” for an account has explicitly reserved the authority for itself.

     When voting proxies for client accounts, AIFS ’s primary objective is to make voting decisions solely in the best interests of clients and account beneficiaries. In fulfilling its obligations to clients, AIFS will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts. If appropriate to do so, AIFS may employ an independent service provider to vote a proxy or to advise in the voting of a proxy. In certain situations, a client or its fiduciary may provide AIFS with a statement of proxy voting policy. In these situations, AIFS will generally seek to comply with such policy to the extent it would not be inconsistent with the fiduciary responsibility of AIFS .

PROCEDURES FOR VOTING PROXIES

     These procedures are adopted pursuant to the policy cited above and are hereby delegated to the Proxy Committee. The Proxy Committee may consist of executive, investment, compliance, legal and operations personnel. The Proxy Committee will review these procedures on a yearly basis and make such changes as it believes are necessary to maintain compliance with applicable federal securities regulations.

Evaluation and Voting

     The Proxy Committee shall designate one or more employees of AIFS (each a “designated employee”) to review each proxy received by AIFS for which AIFS has the responsibility to vote and to ensure that all proxies are voted according to AIFS ’s guidelines.

1.	The issues presented in the proxy materials;

2.	The interests of AIFS , if any, in those issues;

3.	How the proxy will be voted; and

     The record will include any external conversations and copies of all other materials that were material to the evaluation and recommendation made by the designated employee. Where an apparent conflict of interest exists, or where the designated employee requires additional guidance, the nature and circumstances of the proxy will be brought to the attention of the Proxy Committee, which will determine how the proxy will be voted.

     In cases where a client has asked AIFS for advice with respect to a proxy, the designated employee will submit a memorandum containing the recommendation to the Proxy Committee, which will:

1.	Endorse the memorandum for delivery to the client;

2.	Return the memorandum for further consideration; or

3.	In the case of a potential conflict of interest or basic disagreement about the voting of the proxy, submit the memorandum to the Investment Policy Committee for direction with respect to the advice AIFS should provide to the client with respect to the proxy.

Conflicts of Interest

     AIFS will maintain a list of those companies which issue publicly traded securities and with which affiliates of AIFS has such a relationship that proxies presented with respect to those companies may, or may be perceived to give rise to a conflict of interest between AIFS and its clients.

     The term “conflict of interest” refers to a situation in which affiliates of AIFS has a financial interest in a matter presented by a proxy other than the obligation AIFS incurs as investment adviser and any other client which may compromise AIFS ’s freedom of judgment and action with respect to the voting of the proxy. Examples of such a situation include:

1.	Companies affiliated with Trustees;

2.	Companies affiliated with officers of AIFS ; and

3.	Companies that maintain significant business relationships with AIFS or is actively seeking a significant business relationship.

      Proxies that are received from companies on the list will be directed by the designated employee to the Proxy Committee for its review and consideration. The Proxy Committee will determine, based on a review of the issues raised by the solicitation, the nature of the potential conflict and, most importantly, AIFS ’s commitment to vote proxies in the best interests of client accounts, how the proxy will be voted.

      In rare instances, the Proxy Committee may decline to vote the proxy when the cost of addressing the potential conflict of interest is greater than the benefit to the Funds or any other clients of voting the proxy.

      All votes submitted by AIFS on behalf of its clients are not biased in any way by other clients of AIFS . For example, the fact that XYZ Corporation is a client of AIFS does not impact the proxy voting of XYZ stock that may be held in the portfolios of other clients. All proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power (unless otherwise directed by a client with respect to that client’s stock).

Reporting and Disclosure

      Once each year, AIFS shall include in its presentation materials to the Boards of Trustees of the investment companies which it serves as investment adviser, a record of each proxy voted with respect to portfolio securities of the investment companies during the year. With respect to those proxies that AIFS has identified as involving a conflict of interest, AIFS shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

      AIFS shall disclose within its Form ADV how other clients can obtain information on how their securities were voted. AIFS shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a client shall be provided a copy upon request.

Recordkeeping

AIFS shall retain records relating to the voting of proxies, including:

1.	A copy of this proxy voting policy and procedures relating to the voting of proxies.

2.	A copy of each proxy statement received by AIFS regarding portfolio securities in AIFS client accounts.

3.	A record of each vote cast by AIFS on behalf of a client.

4.	A copy of each written client request for information on how AIFS voted proxies on behalf of the client account, and a copy of any written response by AIFS to the client account.

5.	A copy of any document prepared by AIFS that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.

      AIFS shall rely on proxy statements filed on the SEC’s EDGAR system instead of maintaining its own copies.

      These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the appropriate office of AIFS.

Schedule A

      The following is a concise summary of AIFS ’s proxy voting policy guidelines.

1. Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

  An auditor has a financial interest in or association with the company, and is therefore not independent

  Fees for non-audit services are excessive, or

  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

2. Board of Trustees

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all Trustees annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside Trustees of CEO pay.

Majority of Independent Trustees/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of Trustees be independent unless the board composition already meets the threshold for definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent Trustees if they currently do not meet that standard.

3. Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of Trustees must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE.

5. Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis..

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub voting common stock if:

  It is intended for financing purposes with minimal or no dilution to current shareholders

  It is not designed to preserve the voting power of an insider or significant shareholder

9. Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, AIFS will value every award type. AIFS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once AIFS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

  Historic trading patterns

  Rationale for the repricing

  Value-for-value exchange

  Option vesting

  Term of the option

  Exercise price

  Participation

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

  Purchase price is at least 85 percent of fair market value

  Offering period is 27 months or less, and

  Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

AMERICAN INDEPENDENCE FUNDS TRUST

PART C. OTHER INFORMATION

Item 23. Exhibits:

(a)	(1)	Trust Instrument(1)
	(2)	Amendment to Trust Instrument(2)

(b)	By-Laws.(1)

(d)	Investment Advisory Contracts.

	(1)	Investment Advisory agreement between Registrant and Arrivato Advisors, LLC(1)
	(2)	Form of Investment Advisory Agreement between Registrant and American Independence Financial Services, LLC(3)
	(3)	Form of Sub-Advisory Agreement between American Independence Financial Services,LLC and Barrow, Hanley, Mewhinney & Strauss, Inc.(4)
	(4)	Form of Sub-Advisory Agreement between American Independence Financial Services, LLC and Commerce Asset Management.(4)
	(5)	Form of Sub-Advisory Agreement between American Independence Financial Services, LLC and Miller & Jacobs Capital, LLC.(5)
	(6)	Amended Investment Advisory Agreement between Registrant and American Independence Financial Services, LLC.dated February 2008
	(7)	Form of Sub-Advisory Agreement between American Independence Financial Services and Fischer Francis Trees & Watts

(e)	Underwriting Contracts

	(1)	Distribution Agreement between Registrant and Foreside Fund Services, LLC

(f)	None.

(g)	Custodian Agreement between Registrant and INTRUST Bank, NA.(2)

(h)	Other Material Contracts.

	(1)	Form of Master Services Agreement between Registrant and BISYS Fund Services Ohio, Inc.(1)
	(2)	Amendment to Master Services Agreement between Registrant and BISYS Fund Services Ohio, Inc.

	(2)	Fund Accounting Agreement between Registrant and JPMorgan Worldwide Securities Services
	(3)	Transfer Agent and Service Agreement between Registrant and Boston Financial Data Services, Inc.
	(3)	Sub-Transfer Agency Agreement(1)
	(4)	Form of Agreement and Plan of Reorganization.(4)
	(5)	Form of Agreement and Plan of Reorganization with Fischer Francil Trees & Watts

(i)	Legal Opinion.

	(1)	Opinion and Consent of Dechert LLP

(j)	Consent of Independent Registered Public Accounting Firm

(k)	None.

(m)	(1)	Rule 12b-1 Plan.(1)
	(2)	Amended Rule 12b-1 Plan(3)
	(3)	Amended Rule 12b-1 Plan

(n)	(1)	Rule 18f-3 Plan.(1)
	(2)	Revised Rule 18f-3 Plan dated Nov. 14, 2005(3)
	(3)	Revised Rule 18f-3 Plan dated December 15, 2006.(5)

(o)	N/A

(p)	Codes of Ethics

	(1)	Code of Ethics of Arrivato Funds Trust(1)
	(2)	Code of Ethics of Arrivato Advisors, LLC(2)
	(3)	Code of Ethics of BISYS (Distributor)(2)
	(4)	Code of Ethics of Barrow Hanley(3)
	(5)	Code of Ethics of Commerce Asset Management(3)
	(6)	Code of Ethics of Miller & Jacobs Capital, LLC.(5)
	(7)	Code of Ethics of Fischer Francis Trees & Watts

(q)	Power of Attorney (3)

*	To be filed by amendment.

1	Previously filed with Pre-Effective Amendment No. 2 filed on July 28, 2005.
2	Previously filed with Pre-Effective Amendment No. 3 filed on August 29, 2005.
3.	Previously Filed Incorporated by reference from exhibits filed with Registrants Registration Statement on Form N-14 filed with the Securities and Exchange Commission on February 15, 2006.
4.	Previously filed with Post-Effective Amendment No. 2 Filed on February 23, 2006.
5.	Previously filed with Post-Effective Amendment No. 5 Filed on January 16, 2007.

Item 25. Indemnification
No change from the information set forth in Item 25 of the most recently filed N-1A of American Independence Funds Trust (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 (File Nos. 333-124214 and 811-21757) as filed with the Securities and Exchange Commission on March 1, 2006 (Accession No. 0000950123-05-004803.

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York and State of New York on the 18th day of April, 2008.

AMERICAN INDEPENDENCE FUNDS TRUST
By: /s/ Eric Rubin
Eric Rubin
President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has Been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ Eric Rubin	President	April 18, 2008
Eric Rubin

/s/ Richard A. Wedemeyer*	Chairman of the Board	April 18, 2008
Richard A. Wedemeyer	and Trustee

/s/ Jeffrey Haas*	Trustee	April 18, 2008
Jeffrey Haas

/s/ Joseph Hankin*	Trustee	April 18, 2008
Joseph Hankin

/s/ Terry L. Carter*	Trustee	April 18, 2008
Terry L. Carter

/s/ Thomas F. Kice*	Trustee	April 18, 2008
Thomas F. Kice

/s/ George Mileusnic*	Trustee	April 18, 2008
George Mileusnic

/s/ John J. Pileggi*	Trustee	April 18, 2008
John J. Pileggi

/s/ Ronald Baldwin*	Trustee	April 18, 2008
Ronald Baldwin

/s/ Peter L. Ochs*	Trustee	April 18, 2008
Peter L. Ochs

*By: /s/ Eric Rubin
Eric Rubin, Attorney-in-Fact pursuant to Power of Attorney Previously Filed

EXHIBITS

(d)(6)	Amended Investment Advisory Agreement

(d)(7)	Sub-Advisory Agreement between American Independence Financial Services and Fischer Francis Trees & Watts

(e)(1)	Distribution Agreement between Registrant and Foreside Fund Services, LLC

(h)(2)	Fund Accounting Agreement with JPMorgan Worldwide Securities Services

(h)(5)	Form of Agreement and Plan of Reorganization with Fischer Francis Trees & Watts

(i)(1)	Opinion and Consent of Dechert LLP

(j)	Consent of Independent Registered Public Accounting Firm

(m)(3)	Amended 12b-1 Plan

(n)(3)	Revised Rule 18f-3 Plan

(p)(8)	Code of Ethics of Fischer Francis Trees & Watts